TOM E. ROESSER                      3241-0
KATHERINE G. LEONARD                5576-0
CARLSMITH BALL LLP
Pacific Tower, Suite 2200
1001 Bishop Street
Honolulu, Hawaii 96813
Tel No. 808.523.2500
Fax No. 808.523.0842
troesser@carlsmith.com; kleonard@carlsmith.com

BRUCE BENNETT (Admitted Pro Hac Vice)
SIDNEY P. LEVINSON (Admitted Pro Hac Vice)
JOSHUA D. MORSE (Admitted Pro Hac Vice)
JOHN L. JONES, II (Admitted Pro Hac Vice)
HENNIGAN, BENNETT & DORMAN LLP
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Tel. No. 213.694.1200
Fax No. 213.694.1234
bennettb@hbdlawyers.com; levinsons@hbdlawyers.com;
morsej@hbdlawyers.com; jonesj@hbdlawyers.com

Counsel for Joshua Gotbaum
Chapter 11 Trustee for Hawaiian Airlines, Inc.

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF HAWAII

In re                                       CASE NO. 03-00817
HAWAIIAN AIRLINES, INC., a                  (Chapter 11)
Hawaii corporation,

                  Debtor.
--------------------------------------

                           HAWAIIAN AIRLINES, INC.,
                    MONTHLY OPERATING REPORT FOR THE PERIOD
                  FEBRUARY 1, 2004 THROUGH FEBRUARY 29, 2004

     Joshua Gotbaum, the Chapter 11 Trustee (the "Trustee") of Hawaiian Airlines, Inc., the Debtor in the above-captioned bankruptcy case (the "Debtor") by and through his undersigned counsel, hereby submits the Monthly Operating Report, pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, (the "Report"). Copies of the Report have been delivered to the Office of the United States Trustee and to counsel for the Creditors' Committee.

     The undersigned counsel certifies that counsel has reviewed the monthly operating report and that it has been prepared in compliance with L. R. 2015-7.

     DATED: Honolulu, Hawaii, March 19, 2004.

                                               /s/ Tom E. Roesser
                                               -------------------------------
                                               CARLSMITH BALL LLP
                                               TOM E. ROESSER
                                               KATHERINE G. LEONARD

                                               HENNIGAN, BENNETT & DORMAN LLP
                                               BRUCE BENNETT
                                               SIDNEY P. LEVINSON
                                               JOSHUA D. MORSE
                                               JOHN L. JONES, II

                                               Counsel for JOSHUA GOTBAUM,
                                               CHAPTER 11 TRUSTEE FOR HAWAIIAN
                                               AIRLINES, INC.


                                       2.

     HAWAIIAN AIRLINES, INC.


          FEBRUARY 2004


     FINANCIAL INFORMATION


     NOTE (1): Cautionary Statement

     To comply with the monthly United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, Hawaiian Airlines, Inc. (the "Company") is filing with the bankruptcy court its unaudited condensed balance sheet as of February 29, 2004, and related unaudited condensed statement of operations and cash flows for the one- and two-month periods ended February 29, 2004, as well as supporting schedules and other financial information (the "Operating Report"). The Company is in the process of completing its year-end closing process, which is far more extensive than its preliminary monthly closing process. The Company expects that the final preparation and audit of the financial statements for the year ended December 31, 2003, will result in a variety of adjustments, some of which may be material and may have an impact on February 2004 results. Therefore, the Company cautions against placing undue reliance on the information contained in the monthly Operating Report. When the Company concludes its year-end closing process and audit, it will report final results in accordance with generally accepted accounting principles.


                                                                     3/19/2004

                                           HAWAIIAN AIRLINES, INC.
                         Condensed Statement of Operations (UNAUDITED - See Note (1))


(Actual amounts in thousands)                             ONE MONTH ENDED                TWO MONTHS ENDED
                                                           February 29,                    February 29,
                                                      -----------------------        ------------------------
                                                               2004                            2004
                                                      -----------------------        ------------------------
Operating Revenues:
  Passenger .......................................    $           49,938             $          104,866
  Charter .........................................                   351                          1,323
  Cargo ...........................................                 2,278                          4,708
  Other ...........................................                 2,846                          5,593
                                                      -----------------------        ------------------------
     Total ........................................                55,413                        116,490
                                                      -----------------------        ------------------------

Operating Expenses:
  Wages and benefits ..............................                18,924                         38,219
  Aircraft fuel, including taxes and oil ..........                 8,706                         17,896
  Maintenance materials and repairs ...............                 3,498                          7,014
  Aircraft rent ...................................                 8,859                         17,795
  Other rental and landing fees ...................                 1,944                          3,974
  Sales commissions ...............................                   257                            577
  Depreciation and amortization ...................                   598                          1,198
  Other ...........................................                10,697                         21,891
                                                      -----------------------        ------------------------
     Total ........................................                53,483                        108,564
                                                      -----------------------        ------------------------

Operating Income ..................................                 1,930                          7,926
                                                      -----------------------        ------------------------

Nonoperating Income (Expense):
  Reorganization items, net .......................                  (900)                        (1,491)
  Interest and amortization of debt expense .......                   (23)                           (44)
  Gain (loss) on disposition of equipment .........                     -                             (7)
  Other, net ......................................                   (16)                           127
     Total ........................................                  (939)                        (1,415)

Income Before Taxes ...............................                   991                          6,511

Income Taxes:
  Income tax expense ..............................                  (397)                        (2,606)

Net Income ........................................    $              594             $            3,905
                                                      =======================        ========================


                                         HAWAIIAN AIRLINES, INC.
                      Condensed Statement of Operations (UNAUDITED - See Note (1))



(Actual amounts in thousands)                                                         February 29,
                                                                                          2004
                                                                                ------------------------

ASSETS
Current Assets:
  Cash and cash equivalents .............................................       $               94,603
  Restricted cash .......................................................                       65,324
  Accounts receivable ...................................................                       49,585
  Inventories ...........................................................                       11,761
  Prepaid expenses and other ............................................                       17,467
                                                                                ------------------------
     Total current assets ...............................................                      238,740
                                                                                ------------------------

Noncurrent Assets:
  Property and equipment, less accumulated depreciation .................                       45,833
  Reorganization value in excess of identifiable assets .................                       28,320
  Other assets ..........................................................                       48,039
                                                                                ------------------------
     Total noncurrent assets ............................................                      122,192
                                                                                ------------------------

Total Assets ............................................................       $              360,932
                                                                                ========================

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Accounts payable ......................................................       $               57,376
  Accrued liabilities ...................................................                       64,115
  Air traffic liability .................................................                      116,924
                                                                                ------------------------
     Total current liabilities ..........................................                      238,415
                                                                                ------------------------

Noncurrent Liabilities:
  Other liabilities and deferred credits ................................                      194,412
                                                                                ------------------------
     Total noncurrent liabilities .......................................                      194,412
                                                                                ------------------------

     Total Liabilities ..................................................                      432,827

Liabilities Subject to Compromise .......................................                      134,207
                                                                                ------------------------

Shareholders' Deficit:
  Common and special preferred stock ....................................                          285
  Capital in excess of par value ........................................                       60,077
  Notes receivable from optionholders ...................................                       (1,536)
  Minimum pension liability adjustment ..................................                     (112,255)
  Accumulated deficit ...................................................                     (152,673)
                                                                                ------------------------
   Shareholders' Deficit ................................................                     (206,102)
                                                                                ------------------------

     Total Liabilities and Shareholders' Deficit ........................       $              360,932
                                                                                ========================


                                             HAWAIIAN AIRLINES, INC.
                          Condensed Statement of Cash Flows (UNAUDITED - See Note (1))

(Actual amounts in thousands)


                                                                      ONE MONTH                 TWO MONTHS
                                                                        ENDED                     ENDED
                                                                     FEBRUARY 29,              FEBRUARY 29,
                                                                        2004                       2004
                                                               -----------------------  ------------------------

Cash Flows From Operating Activities:
  Net Income ..............................................          $         594           $         3,905
  Adjustments to reconcile net income to net cash
   used in operating activities:
     Depreciation .........................................                    551                     1,101
     Amortization .........................................                     47                        97
     Net periodic postretirement benefit cost .............                    374                       748
     Loss on disposition of property and equipment ........                      -                        77
     Increase in restricted cash ..........................                (11,246)                  (12,558)
     Decrease (increase) in accounts receivable ...........                  1,084                   (12,683)
     Decrease (increase) in inventory .....................                  5,587                    (2,209)
     Decrease in prepaid expenses and other ...............                    402                     3,207
     Increase in accounts payable .........................                  2,288                     3,222
     Increase in air traffic liability ....................                 10,224                    16,752
     Increase in accrued liabilities ......................                  2,014                     6,528
     Other, net ...........................................                  1,048                     1,458

                                                               -----------------------  ------------------------
         Net cash provided by operating activities ........                 12,967                     9,575
                                                               -----------------------  ------------------------

Reorganization Items, Net .................................                   (900)                   (1,491)
                                                               -----------------------  ------------------------

Cash Flows From Investing Activities:
  Purchases of property and equipment .....................                   (563)                   (1,047)

                                                               -----------------------  ------------------------
         Net cash used in investing activities ............                   (563)                   (1,047)
                                                               -----------------------  ------------------------

Cash Flows From Financing Activities:
  Proceeds from optionholders notes receivable ............                      -                        24
  Repayment of debt .......................................                     (3)                       (6)
  Principal payments under capital lease obligation .......                    (90)                     (180)

                                                               -----------------------  ------------------------
         Net cash used in financing activities ............                    (93)                     (162)
                                                               -----------------------  ------------------------

         Net increase in cash and cash equivalents ........                 11,411                     6,875
                                                               -----------------------  ------------------------

Cash and Cash Equivalents - Beginning of Period ...........                 83,192                    87,728
                                                               -----------------------  ------------------------

Cash and Cash Equivalents - End of Period .................        $        94,603           $        94,603
                                                               =======================  ========================


                            HAWAIIAN AIRLINES, INC.
                  Traffic Statistics (Scheduled and Charter)

(Unaudited)

                                             February
                                               2004
                                     -----------------------
SCHEDULED TOTAL

                  PAX                            443,578
                  RPMS                       443,340,504
                  ASMS                       536,228,296
                  LF                               82.7%

CHARTER
                  PAX                              2,513
                  RPMS                         5,662,009
                  ASMS                         5,888,158
                  LF                               96.2%

SYSTEM TOTAL (INCLUDES CHARTERS)

         REV PAX                                 446,091
         RPMS (000)                              449,003
         ASMS (000)                              542,116
         CARGO/MAIL TON MI                     6,746,120
         LOAD FACTOR (%)                           82.8%

Hawaiian Airltnes, Inc.
Past-Petition Trade Payables Aging Summary (Unaudited)
February 29, 2004



   Business
     Unit        Description              Total             0-29              30-59          60-99             90+

CLMS            Claims                          -                 -                -               -                -
EMP             Employee(1)              9,425.20             29.00                -               -         9,396.20
HWN             Trade Payables       2,416,031.03      3,188,716.59      (102,661.99)     289.858.33      (959,881.90)
PR              Payroll Vendors         83,950.58         83,950.58                -               -                -
RFND            Refund                          -                 -                _               -                -
REV             Revenue                134,301.20             (1.50)               -               -       134,302.70
                                     ------------      --------------------------------------------------------------
                                     2,643,708.01      3,272,694.67      (102,661.99)     289,858.33      (816,183.00)
                                     ============      ==============================================================

          (1)  Detail available upon request.


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.          1
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  HWN

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59        60-89          90 +
 ---------------------------------------  ----------   ------   ------------   -----------   -----------   ----------   -----------
 21ST CENTURY LIGHTING                    0000000742        1          80.63         80.63          0.00         0.00          0.00
 A AND P CLEANERS                         0000000169       11       1,910.81      1,910.81          0.00         0.00          0.00
 AAXICO SALES INC                         0000000099        1         620.40          0.00        620.40         0.00          0.00
 ABC LINEN DIVISION                       0000007477        1         386.46        386.46          0.00         0.00          0.00
 AEROFLITE ENTERPRISES INC                0000007278        1          25.60         25.60          0.00         0.00          0.00
 AEROPORTI DI ROMA                        0000007687        4      -4,311.60          0.00     -4,311.60         0.00          0.00
 AIG AVIATION INC                         0000007283        1     803,077.00    803,077.00          0.00         0.00          0.00
 AIPA PROPERTIES LLC                      0000003109        1       3,263.89          0.00          0.00         0.00      3,263.89
 AIR SPARES INC                           0000000281        4       1,640.40      1,640.40          0.00         0.00          0.00
 AIR TRAN AIRWAYS INC                     0000006144        2       2,925.00      2,925.00          0.00         0.00          0.00
 AIRCO                                    0000007392        1         261.76          0.00        261.76         0.00          0.00
 AIRCRAFT SERVICE INTERNATIONAL INC       0000000286       19      42,110.89     42,110.89          0.00         0.00          0.00
 AIRLINES REPRESENTATIVE EUROPE           0000007780       18           0.00          0.00          0.00         0.00          0.00
 AIRPORT GROUP INTERNATIONAL INC          0000001078       31         43.764    -23,897.99     13,342.03    12,930.97     -1,937.37
 AKZO NOBEL AEROSPACE COATINGS INC        0000005799        1          95.95         95.95          0.00         0.00          0.00
 ALA MOANA HOTEL                          0000000145        1         138.02        138.02          0.00         0.00          0.00
 ALAMO RENT A CAR                         0000002380        2       5,929.21      5,929.21          0.00         0.00          0.00
 ALLIED AVIATION SERVICES INC             0000006836        4      10,932.70     10,932.70          0.00         0.00          0.00
 ALOHA PETROLEUM LTD                      0000000033        1       3,243.90      3,243.90          0.00         0.00          0.00
 ALOHA RADIATOR SHOP                      0000001092        1          68.05         68.05          0.00         0.00          0.00
 ALOHA SHOYU COMPANY LTD                  0000008021        1         220.00        220.00          0.00         0.00          0.00
 ALOHA TAP & DIE INC                      0000000232        3         556.36        556.36          0.00         0.00          0.00
 AMERICAN BUILDING MAINTENANCE            0000003190        1         151.00        151.00          0.00         0.00          0.00
 AMERICAN CASTING & MFG CORP              0000000147        1         360.00        360.00          0.00         0.00          0.00
 AMERICAN CUSTOMS BROKERAGE CO INC        0000000005        2         306.00        306.00          0.00         0.00          0.00
 AMERICAN JET INDUSTRIES                  0000006837        1       4,200.00      4,200.00          0.00         0.00          0.00
 AMPCO SYSTEMS PARKING                    0000001113        1         900.00        900.00          0.00         0.00          0.00
 ANIXTER PENTACON INC                     0000007499        4         680.00        680.00          0.00         0.00          0.00
 APPLIED GRAPHICS INC                     0000004998        6         412.48        412.48          0.00         0.00          0.00
 ARAMARK UNIFORM SERVICES INC             0000001122        3         133.49        133.49          0.00         0.00          0.00
 ARGO TECH CORP                           0000000163        1       1,695.30      1,695.30          0.00         0.00          0.00
 ARRIVE LLC                               0000007325        1       1,085.00      1,085.00          0.00         0.00          0.00

                                                                                                                  Database:  EPPROD


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.          2
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  HWN

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59        60-89          90 +
 ---------------------------------------  ----------   ------   ------------   -----------   -----------   ----------   -----------
 ARTEX AIRCRAFT SUPPLIES INC              0000007618        2           0.00          0.00          0.00         0.00          0.00
 AT&T                                     0000001139        5      70,441.01     70,441.01          0.00         0.00          0.00
 AUTOMOTIVE SUPPLY CENTER LTD             0000000146        7         355.56        355.56          0.00         0.00          0.00
 AV OX INC                                0000000130        2          30.00          0.00          0.00         0.00         30.00
 AV-EX AVIATION EXCELLENCE                0000003650        3       3,023.18      3,023.18          0.00         0.00          0.00
 AVIALL INC                               0000000165        1          -0.11          0.00          0.00         0.00         -0.11
 AVIATION EQUIPMENT INTERNATIONAL         0000001722        1       3,480.00      3,480.00          0.00         0.00          0.00
 AVIATION SAFEGUARDS LAX                  0000005619        1       3,190.59      3,190.59          0.00         0.00          0.00
 AVIBANK SERVICES LLC                     0000007945        1       1,305.00      1,305.00          0.00         0.00          0.00
 AVID DIEPEN INC                          0000000129        1         153.42        153.42          0.00         0.00          0.00
 AVION GRAPHICS INC                       0000000123       11       4,202.50      4,202.50          0.00         0.00          0.00
 AVIOSUPPORT INC                          0000000837        2         140.50        140.50          0.00         0.00          0.00
 AVTECH CORPORATION                       0000004931        1         834.00        834.00          0.00         0.00          0.00
 AWIWI DELIVERY SERVICE                   0000000125        2       6,346.90      6,346.90          0.00         0.00          0.00
 BA LE SANDWICH SHOP                      0000002387       35       5,896.45      5,896.45          0.00         0.00          0.00
 BAGGAGE CLAIMERS INC THE                 0000007672        2         257.00        257.00          0.00         0.00          0.00
 BAGGAGE EXPRESS                          0000001909        1       8,888.90      8,888.90          0.00         0.00          0.00
 BASEWEST INC                             0000003181        1          42.50         42.50          0.00         0.00          0.00
 BECKER TRUCKING INC                      0000007701       11       1,585.60      1,585.60          0.00         0.00          0.00
 BETTER BRANDS LTD                        0000000296        1         686.80        686.80          0.00         0.00          0.00
 BF GOODRICH AEROSPACE MATERIAL SALES     0000004403        1       7,721.40      7,721.40          0.00         0.00          0.00
 BIG ISLAND AUTO PARTS INC                0000000295        1          13.12         13.12          0.00         0.00          0.00
 BONAIR LINEN                             0000006019        2         421.71        421.71          0.00         0.00          0.00
 BRICE MANUFACTURING CO INC               0000000274        2         -28.20          0.00        -18.00         0.00        -10.20
 BRINKS INCORPORATED                      0000001031        1         365.93        365.93          0.00         0.00          0.00
 BRITAX AIRCRAFT INTERIOR SYSTEMS         0000006522        1        -276.25          0.00          0.00         0.00       -276.25
 BROADCAST MUSIC INC                      0000001030        1       1,240.14      1,240.14          0.00         0.00          0.00
 BROOKHURST INC                           0000003864        4      12,548.34     12,548.34          0.00         0.00          0.00
 BROWN AVIATION TOOL SUPPLY CO            0000002274        2          37.90         37.90          0.00         0.00          0.00
 BUDGET COLOR LITHO INC                   0000005025        1       1,104.17      1,104.17          0.00         0.00          0.00
 CAESARS CLEANERS                         0000007716        1         900.81        900.81          0.00         0.00          0.00
 CAISSE DE PREVOYANCE SOCIALE             0000003170        1       9,319.85          0.00      9,319.85         0.00          0.00

                                                                                                                  Database:  EPPROD


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.          3
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  HWN

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59        60-89          90 +
 ---------------------------------------  ----------   ------   ------------   -----------   -----------   ----------   -----------
 CAR STORE INC THE                        0000005433        2         580.31        580.31          0.00         0.00          0.00
 CAT PAW II                               0000007784        1       2,000.00      2,000.00          0.00         0.00          0.00
 CAVOK GROUP INC                          0000008071        1      11,000.00     11,000.00          0.00         0.00          0.00
 CAVOK SOLUTIONS INC                      0000008072        1       5,000.00      5,000.00          0.00         0.00          0.00
 CELESTE INDUSTRIES CORP                  0000000322        5      34,687.50     32,605.20          0.00         0.00      2,082.30
 CHARLEY'S TAXI                           0000003960        1         633.82        633.82          0.00         0.00          0.00
 CHEMICAL SALES & SERVICE INC             0000000304        1         289.58        289.58          0.00         0.00          0.00
 CITY MILL CO LTD                         0000001202        6         754.19        754.19          0.00         0.00          0.00
 CLEANING SERVICES PLUS                   0000004106        3      18,531.62     18,531.62          0.00         0.00          0.00
 CLYDE MACHINES INC                       0000000001        4         247.32        247.32          0.00         0.00          0.00
 COCA COLA BOTTLING CO                    0000001208        3       1,897.60        433.60      1,464.00         0.00          0.00
 COCO PALM PICTURES CORP                  0000003414        4      39,777.21     39,777.21          0.00         0.00          0.00
 COMANDO PROVINCIALE VIGILI DEL FUOCO     0000007988        1        -689.96          0.00       -689.96         0.00          0.00
 COMPOSITE SPECIALTIES INC                0000002727        8       4,049.02      4,049.02          0.00         0.00          0.00
 COMPUSA INC                              0000003240        1          98.29         98.29          0.00         0.00          0.00
 CONCENTRA MEDICAL CENTERS                0000000989        5       3,232.67      3,232.67          0.00         0.00          0.00
 CONCESSIONS INTERANTIONAL LLC            0000007029        1          17.26          0.00          0.00        17.26          0.00
 CONSTRUCTION MATERIALS                   0000001665        1         -53.87          0.00          0.00         0.00        -53.87
 CREATIVE HOST SERVICES INC               0000002356        2          28.70         28.70          0.00         0.00          0.00
 CROWN RECORDS MANAGEMENT                 0000006773        1      10,017.72     10,017.72          0.00         0.00          0.00
 CROWNE PLAZA LAX                         0000004522        4         399.36        399.36          0.00         0.00          0.00
 CUTTER FORD/ISUZU INC                    0000002371        1         227.56        227.56          0.00         0.00          0.00
 D & J SPECIALTIES                        0000002024        9       4,946.54      4,946.54          0.00         0.00          0.00
 D C ELECTRIC INC                         0000000352        1         265.92        265.92          0.00         0.00          0.00
 DALECOINC                                0000002780        2         247.90        247.90          0.00         0.00          0.00
 DALI DISTRIBUTING                        0000004101        1         824.00        824.00          0.00         0.00          0.00
 DELTA AIRLINES INC                       0000001233       11     948,669.79    948,669.79          0.00         0.00          0.00
 DELYSE INC                               0000006733        3      -9,191.24       -281.24          0.00    -8,910.00          0.00
 DHL DANZAS AIR & OCEAN                   0000007681        1         -36.00          0.00          0.00         0.00        -36.00
 DHL WORLDWIDE EXPRESS                    0000001235        1          62.98         62.98          0.00         0.00          0.00
 DIAGNOSTIC LABORATORY SERVICES INC       0000000408        1         300.00        300.00          0.00         0.00          0.00
 DJ'S DELIVERY SERVICE                    0000003534        2       2,103.50      2,103.50          0.00         0.00          0.00

                                                                                                                  Database:  EPPROD


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.          4
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  HWN

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59        60-89          90 +
 ---------------------------------------  ----------   ------   ------------   -----------   -----------   ----------   -----------
 DMV RENEWAL                              0000001236        2         297.00        297.00          0.00         0.00          0.00
 DOUBLETREE HOTEL SACRAMENTO              0000007075        1      17,360.00     17,360.00          0.00         0.00          0.00
 DRIESSEN SERVICES INC                    0000006673        3      11,749.32     11,749.32          0.00         0.00          0.00
 DUNBAR ARMORED                           0000005993        1         378.30        378.30          0.00         0.00          0.00
 DUST TEX HON INC                         0000007686        1         110.75        110.75          0.00         0.00          0.00
 DYNAMIC AIR INC                          0000000437        3       1,279.53      1,279.53          0.00         0.00          0.00
 E D POWER CO                             0000007020       11       2,887.34      2,887.34          0.00         0.00          0.00
 E&H LAMINATING AND SLITTING CO           0000002619        1         207.00        207.00          0.00         0.00          0.00
 EDO FIBER SCIENCE                        0000007326        1         266.00          0.00          0.00         0.00        266.00
 ELC SECURITY PRODUCTS INC                0000005720        1      -1,035.00          0.00          0.00    -1,035.00          0.00
 ELECTROMATIC EQUIPMENT CO INC            0000008061        1         245.00        245.00          0.00         0.00          0.00
 EMERY WORLDWIDE                          0000001252        2         470.47        470.47          0.00         0.00          0.00
 EMSS INC                                 0000003108        1         143.74        143.74          0.00         0.00          0.00
 ENVIROVAC INC                            0000005820        1         450.00        450.00          0.00         0.00          0.00
 EXACT COPIES PRINTING & DESIGN           0000003130        3         504.14        504.14          0.00         0.00          0.01
 EXCEL AEROSPACE SUPPLY                   0000000080        1       1,050.00      1,050.00          0.00         0.00          0.00
 EXCELL EXPRESS COURIER                   0000005208        1          80.00          0.00          0.00         0.00         80.00
 EXECAIR MAINTENANCE INC                  0000006206        7      47,351.00          0.00          0.00         0.00     47,351.00
 EXECUTIVE DELIVERY OF GRR INC            0000008078        1          36.00         36.00          0.00         0.00          0.00
 EXXON MOBIL OIL CORPORATION              0000006323        1         124.99        124.99          0.00         0.00          0.00
 FARWEST TAXI CABS                        0000005039        1         282.60        282.60          0.00         0.00          0.00
 FEDERAL EXPRESS CORP                     0000001264       36       5,851.86      5,851.86          0.00         0.00          0.00
 FKI LOGISTEX INTEGRATION INC             0000007737        1         504.00        504.00          0.00         0.00          0.00
 FLAMORT CHEMICAL CO                      0000001267        1         159.40        159.40          0.00         0.00          0.00
 FLIGHT SUPPORT INTERNATIONAL             0000006230        1         219.96        219.96          0.00         0.00          0.00
 FMC CORP                                 0000000395        1         571.94        571.94          0.00         0.00          0.00
 FOOD QUALITY ANALYSTS LLC                0000007401        1         372.91        372.91          0.00         0.00          0.00
 FORTIX LLC                               0000008040        1       1,250.00      1,250.00          0.00         0.00          0.00
 FOWLER CONSTRUCTION                      0000003725        1       1,212.70      1,212.70          0.00         0.00          0.00
 GAS COMPANY THE LLC                      0000007776        1         798.00        798.00          0.00         0.00          0.00
 GASPRO                                   0000000409        1           9.51          9.51          0.00         0.00          0.00
 GATEGOURMET                              0000005043      358  -1,333,295.93   -354,153.90   -144,587.61   251,243.23 -1,085,797.65

                                                                                                                  Database:  EPPROD


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.          5
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  HWN

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59        60-89          90 +
 ---------------------------------------  ----------   ------   ------------   -----------   -----------   ----------   -----------
 GATES LAUNDRY SERVICE                    0000007997       10       4,245.28      4,245.28          0.00         0.00          0.00
 GLOBEGROUND NORTH AMERICA                0000006480        4     169,252.92    169,252.92          0.00         0.00          0.00
 GOODRICH AEROSTRUCTURES GROUP            0000006691        3     150,571.83     80,568.93     79,646.90         0.00     -9,644.00
 GOODRICH CORPORATION                     0000007204        1      17,969.18     17,969.18          0.00         0.00          0.00
 GOODYEAR TIRE & RUBBER COMPANY           0000006744        1      11,105.76     11,105.76          0.00         0.00          0.00
 GRINNELL FIRE PROTECTION SYSTEMS CO      0000005038        1         159.37        159.37          0.00         0.00          0.00
 HARDWARE HAWAII TRUE VALUE               0000007342        4         343.06        343.06          0.00         0.00          0.00
 HARLAN CORP                              0000000420        1        -190.00          0.00          0.00      -190.00          0.00
 HARLAN GLOBAL MANUFACTURING LLC          0000007980        1         122.01        122.01          0.00         0.00          0.00
 HATFIELD LAUNDRY AND DEVELOPMENT         0000007254        7         208.65        208.65          0.00         0.00          0.00
 HAWAII CHEMICAL &SCIENTIFIC              0000000411        1         917.49        917.49          0.00         0.00          0.00
 HAWAII FUELING FACILITIES 00             0000001301        1       4,087.51      4,087.51          0.00         0.00          0.00
 HAWAII PETROLEUM INC                     0000007279        1         150.64        150.64          0.00         0.00          0.00
 HAWAII PORTER SERVICE                    0000007770        1       3,500.00      3,500.00          0.00         0.00          0.00
 HAWAII PRINCE HOTEL & GOLF CLUB          0000002622        2       2,797.58      1,588.68          0.00         0.00      1,208.90
 HAWAII STATIONERY CO LTD                 0000000406        9       5,490.53      5,490.53          0.00         0.00          0.00
 HAWAIIAN AIRLINES INC                    0000001964        2           0.00          0.00          0.00         0.00          O.00
 HEIDE & COOK LTD                         0000000391        4       1,325.83      1,325.83          0.00         0.00          0.00
 HENSMANN TECHNOLOGY INC                  0000006016        1       1,236.00      1,236.00          0.00         0.00          0.00
 HERBER AIRCRAFT SERVICE INC              0000000499        1         300.00        300.00          0.00         0.00          0.00
 HEWLETT PACKARD                          0000001021        1      17,594.13          0.00          0.00         0.00     17,594.13
 HOLIDAY INN PORTLAND AIRPORT             0000001636        6         310.99        310.99          0.00         0.00          0.00
 HONEYWELL INC                            0000005148       15      54,542.24     29,505.62     25,016.00         0.00         20.62
 HONOLULU AIRPORT HOTEL                   0000003073        4       1,826.88      1,826.88          0.00         0.00          0.00
 HOST MARRIOTT SERVICES CORP              0000000485        4       2,764.13      2,764.13          0.00         0.00          0.00
 HPM BUILDING SUPPLY                      0000000491        2          39.03         39.03          0.00         0.00          0.00
 HRD AERO SYSTEMS INC                     0000001325        7       1,610.00      1,190.00        420.00         0.00          0.00
 HUNTLEIGH USA CORP                       0000001993        1      18,895.48     18,895.48          0.00         0.00          0.00
 HYATT REGENCY PHOENIX                    0000007145        1      29,459.16     29,459.16          0.00         0.00          0.00
 HYATT REGENCY SAN FRANCISCO AIRPORT      0000001661        1      13,527.25     13,527.25          0.00         0.00          0.00
 INDUSTRIAL CHEMICALS AND LUBRICANTS INC  0000000503        1         830.73        830.73          0.00         0.00          0.00
 INSTANT WEB COMPANIES                    0000005626        2      52,773.42     52,773.42          0.00         0.00          0.00

                                                                                                                  Database:  EPPROD


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.          6
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  HWN

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59        60-89          90 +
 ---------------------------------------  ----------   ------   ------------   -----------   -----------   ----------   -----------
 INTERSTATE BATTERY SYSTEMS OF HI         0000001336        2         473.03        473.03          0.00         0.00          0.00
 ISLAND FILTERS INC                       0000000452        1       1,054.62          0.00      1,054.62         0.00          0.00
 ISLAND MAID INC                          0000006078        2         353.76        353.76          0.00         0.00          0.00
 ISLAND PAGE INC                          0000006822        1       3,676.55      3,676.55          0.00         0.00          0.00
 JANCO AMERICA                            0000001347        1         634.59        634.59          0.00         0.00          0.00
 JAPAN AIRLINES CO LTD                    0000001348        1      20,671.84     20,671.84          0.00         0.00          0.00
 JOBBERS AUTO WAREHOUSE SUPPLY            0000000910       11         -19.16          0.00          0.00         0.00        -19.16
 JOHNSON BROS OF HAWAII INC               0000000401        1       2,760.00      2,760.00          0.00         0.00          0.00
 K R ANDERSON CO INC                      0000000527        1          80.00         80.00          0.00         0.00          0.00
 KAUAI BAGGAGE SERVICE                    0000001359        1       3,368.61      3,368.61          0.00         0.00          0.00
 KAUAI OFFICE EQUIPMENT INC               0000000446        2          33.68         33.68          0.00         0.00          0.00
 KENT'S KEYS                              0000000559        1          77.60         77.60          0.00         0.00          0.00
 KEYSTON BROS                             0000000567        1          33.00         33.00          0.00         0.00          0.00
 KILGO A L CO INC                         0000001365        4         206.72        206.72          0.00         0.00          0.00
 KINETICS INC                             0000007112        4      63,850.00     63,850.00          0.00         0.00          0.00
 KING KAMEHAMEHA'S KONA BEACH KOTEL       0000000463        1          80.22         80.22          0.00         0.00          0.00
 KIRKHILL AIRCRAFT PARTS CO               0000001369        6       1,690.60      1,690.60          0.00         0.00          0.00
 KONA ABRASIVES                           0000000572        1         177.09        177.09          0.00         0.00          0.00
 KONA LOCKSMITH INC                       0000002784        1          12.24         12.24          0.00         0.00          0.00
 LAMINATION HOUSE INC                     0000000689        1          51.84         51.84          0.00         0.00          0.00
 LANAKILA REHABILITATION CENTER           0000007534        2         253.26        253.26          0.00         0.00          0.00
 LARRYS AUTO PARTS INC                    0000004129        4       2,042.72      1,927.27        115.45         0.00          0.00
 LASFUEL CORP                             0000000682       14      -2,338.57     12,668.90      3,833.79       778.80    -19,620.06
 LAX TWO CO                               0000000684        1      47,294.70     47,294.70          0.00         0.00          0.00
 LAXFUEL CORP                             0000000685        2      -5,655.77     -5,655.77          0.00         0.00          0.00
 LIBBEY GLASS INC                         0000000724        3        -226.20          0.00          0.00         0.00       -226.20
 LINGO CASTERS                            0000006976        1         378.75        378.75          0.00         0.00          0.00
 LONDAVIA INC                             0000000691        1         104.00        104.00          0.00         0.00          0.00
 M & M AEROSPACE HARDWARE INC             0000000673        5         704.20        704.20          0.00         0.00          0.00
 MADISON AIR PARTS & SUPPLY INC           0000006149        1          50.00         50.00          0.00         0.00          0.00
 MAGNETIC TICKET & LABEL                  0000000548        2       8,375.00      8,375.00          0.00         0.00          0.00
 MAGUIRE BEARING CO LTD                   0000000668        2         189.54        189.54          0.00         0.00          0.00

                                                                                                                  Database:  EPPROD


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.          7
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  HWN

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59        60-89          90 +
 ---------------------------------------  ----------   ------   ------------   -----------   -----------   ----------   -----------
 MALOLO BEVERAGES & SUPPLIES LTD          0000000597        1       2,486.44      2,486.44          0.00         0.00          0.00
 MARR HIPP JONES & PEPPER                 0000003427        7      12,397.02          0.00          0.00         0.00      12,397.0
 MATSON NAVIGATION CO INC                 0000000967        1         948.00        948.00          0.00         0.00          0.00
 MAUI DISPOSAL CO INC                     0000000613        2        -925.22          0.00          0.00         0.00       -925.22
 MCMASTER CARR SUPPLY CO                  0000000813        1          52.76         52.76          0.00         0.00          0.00
 MEADOW GOLD DAIRIES                      0000000942        8       8,728.40      8,728.40          0.00         0.00          0.00
 MED LIFE SERVICES                        0000006451       23       3,368.65      3,368.65          0.00         0.00          0.00
 MEDAIRE INC                              0000001780       12       4,669.00      1,911.00      2,758.00         0.00          0.00
 MEDICAL CONSULTANTS NETWORK INC          0000008080        1         495.00        495.00          0.00         0.00          0.00
 MENEHUNE WATER CO INC                    0000000670        6       2,055.55      2,055.55          0.00         0.00          0.00
 MENZIES AVIATION GROUP (USA) INC         0000007337        1       1,543.77      1,543.77          0.00         0.00          0.00
 MICHAEL LEWIS COMPANY                    0000007396        2       1,102.20      1,102.20          0.00         0.00          0.00
 MICHELIN AIRCRAFT TIRE CORP              0000001655        1      20,769.58     20,769.58          0.00         0.00          0.00
 MICRO METROLOGY INC                      0000000539        3         778.75          0.00          0.00         0.00        778.75
 MOOG INC                                 0000000583        3       3,806.48      3,806.48          0.00         0.00          0.00
 MOORE USA                                0000000650        8           0.03          0.00          0.00         0.00          0.03
 NEWARK ELECTRONICS                       0000001422        1          28.00         28.00          0.00         0.00          0.00
 NEXTEL COMMUNICATIONS                    0000004163        3       2,024.89      2,024.89          0.00         0.00          0.00
 NORDISK AVIATION PRODUCTS INC            0000005505        1       3,720.28      3,720.28          0.00         0.00          0.00
 NORTHWEST AIRLINES INC                   0000001426       17     -46,573.68          0.00          0.00         0.00     -46573.68
 OFFICE DEPOT                             0000000039        3         237.17        237.17          0.00         0.00          0.00
 OLYMPUS INDUSTRIAL AMERICA INC           0000006319        1          45.00          0.00          0.00         0.00         45.00
 OMEGA TECHNOLOGIES INC                   0000006063        4         410.00        410.00          0.00         0.00          0.00
 ONE DAY SIGNS & SILKSCREEN               0000001440        1         469.71        467.71          0.00         0.00          0.00
 OUTRIGGER HOTELS HAWAIT                  0000000633        1      16,905.38     16,905.38          0.00         0.00          0.00
 PAC ELECTRIC CO INC                      0000000667        1         490.79        490.79          0.00         0.00          0.00
 PACIFIC JOBBERS WAREHOUSE, INC           0000002502        3         309.23        309.23          0.00         0.00          0.00
 PACIFIC SERVICE & DEVELOPMENT CORP       0000000921        1           9.68          9.68          0.00         0.00          0.00
 PACIFIC SHIPYARDS INTERNATIONAL          0000007414        2           0.00          0.00          0.00         0.00          0.00
 PACIFIC WIRELESS COMMUNICATIONS          0000005773        1         481.23        481.23          0.00         0.00          0.00
 PAN AMERICAN TOOL CORP                   0000001457        1         120.00        120.00          0.00         0.00          0.00
 PARADISE BEVERAGES INC                   0000000082        1         413.16        413.16          0.00         0.00          0.00

                                                                                                                  Database:  EPPROD


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.          8
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  HWN

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59        60-89          90 +
 ---------------------------------------  ----------   ------   ------------   -----------   -----------   ----------   -----------
 PARADISE CANYON SYSTEMS INC              0000000926        1       8,162.53      8,162.53          0.00         0.00          0.00
 PARADISE SKYCAP SERVICES INC             0000001459        2      32,256.35     32,256.35          0.00         0.00          0.00
 PARKER HANNIFIN CORP                     0000001462        1       3,622.07          0.00          0.00     3,622.07          0.00
 PARTS CENTER HAWAII INC                  0000005865        3           8.06          8.06          0.00         0.00          0.00
 PAS A DIVISION OF RUSSELL ASSOCIATES     0000000089        1       1,725.00      1,725.00          0.00         0.00          0.00
 PASCUA TRAMS &TOURS                      0000001871        1         333.33        333.33          0.00         0.00          0.00
 PEERLESS AEROSPACE FASTENERS             0000000593        7       2,892.00      2,892.00          0.00         0.00          0.00
 PERKINS GROUP INC THE                    0000007982        1          93.75         93.75          0.00         0.00          0.00
 PLAZA HOTEL                              0000001475        5         760.77        760.77          0.00         0.00          0.00
 PLUMBING PARTS AND SUPPLY CORP           0000002305        1          38.90         38.90          0.00         0.00          0.00
 QWEST                                    0000005785        3         417.15        417.15          0.00         0.00          0.00
 R & G TIRE CENTER INC                    0000004608        1          58.56         58.56          0.00         0.00          0.00
 R & K REFRIGERATION SERVICE              0000005100        3         407.61        407.61          0.00         0.00          0.00
 RANDOM TASK INTERNATIONAL INC            0000007787        1       7,600.21      7,600.21          0.00         0.00          0.00
 RAPID RETURN DELIVERY SERVICE            0000003553        1          46.20         46.20          0.00         0.00          0.00
 RD TECHNOLOGY OF HAWAII                  0000000649        3         401.02        401.02          0.00         0.00          0.00
 REDLINE                                  0000001493        1          87.24         87.24          0.00         0.00          0.00
 REGENT MANUFACTURING                     0000002772        1      49,927.50     49,927.50          0.00         0.00          0.00
 RELIZON COMPANY THE                      0000005624        1         -65.82          0.00          0.00         0.00        -65.82
 REVA COMM                                0000006273        1       1,947.90      1,947.90          0.00         0.00          0.00
 RKF ENTERPRISES INC                      0000000997        1         300.00        300.00          0.00         0.00          0.00
 RL WORLD SERVICE                         0000007359        1         510.00        510.00          0.00         0.00          0.00
 ROCKWELL COLLINS INC                     0000000703        1          -9.40         -9.40          0.00         0.00          0.00
 ROLLS ROYCE                              0000004871        3         104.40          0.00          0.00         0.00        104.40
 ROYAL AIRLINE LINEN INC                  0000000660        2         792.79        792.79          0.00         0.00          0.00
 RYI'JNS LUGGAGE                          0000002085        3       1,004.45      1,004.45          0.00         0.00          0.00
 SAMOA MARKETING INC                      0000000048        2         390.00          0.00          0.00         0.00        390.00
 SATAIR INC                               0000001510        3       2,644.14          0.00      2,644.14         0.00          0.00
 SATCO INC                                0000007544        1        -496.65          0.00          0.00      -496.65          0.00
 SBC                                      0000007464        1          24.61         24.61          0.00         0.00          0.00
 SBS INTERNATIONAL OF NEW YORK INC        0000000845        1       6,000.00      6,000.00          0.00         0.00          0.00
 SCIS AIR SECURITY CORPORATION            0000006667        4       1,469.64      1,469.64          0.00         0.00          0.00

                                                                                                                  Database:  EPPROD


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.          9
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  HWN

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59        60-89          90 +
 ---------------------------------------  ----------   ------   ------------   -----------   -----------   ----------   -----------
 SEA TAC MANAGERS ASSOC                   0000001512        1         225.12          0.00          0.00         0.00        225.12
 SENIETICS                                0000003014        1         187.50          0.00          0.00         0.00        187.50
 SERVISAIR USA INC                        0000007529        1       1,351.25          0.00          0.00     1,351.25          0.00
 SHASTA LINEN SUPPLY                      0000007013        2          73.04         73.04          0.00         0.00          0.00
 SHERATON GATEWAY HOTEL                   0000001524        1          78.44         78.44          0.00         0.00          0.00
 SHRED IT                                 0000004483        4         495.60        495.60          0.00         0.00          0.00
 SILVER. AIRPORT COURIER CO               0000006043        1         923.00          0.00          0.00         0.00        923.00
 SKY CHEFS INC                            0000001533       16     158,293.30    -24,633.66   -147,056.64         0.00     13,397.00
 SOBEL WESTEX HAWAII                      0000005606        2         978.12        978.12          0.00         0.00          0.00
 STANDARD REGISTER CO                     0000000763        4      12,469.03     11,702.34          0.00         0.00        766.69
 STANDARD SHEETMETAL & MECHANICAL INC     0000005701        1       3,187.60      3,187.60          0.00         0.00          0.00
 STARR AIRCRAFT PRODUCTS INC              0000002753        1         732.80        732.80          0.00         0.00          0.00
 STARR SEIGLE MCCOMBS                     0000002389       47     160,030.91    160,030.91          0.00         0.00          0.00
 STATE OF HAWAII                          0000000242        5       7,852.33      7,198.84        653.49         0.00          0.00
 STATE OF NEVADA                          0000000425        1       5,185.60      5,185.60          0.00         0.00          0.00
 STATE TIRE & REPAIR INC                  0000000731        2       1,703.82      1,703.82          0.00         0.00          0.00
 STRATACOM                                0000006146        1       2,608.11      2,608.11          0.00         0.00          0.00
 STRAUS CLINIC AND HOSPITAL               0000000706        3         868.00        868.00          0.00         0.00          0.00
 STUART PROMOTIONAL PRODUCTS INC          0000000828        1         257.00        257.00          0.00         0.00          0.00
 SUCCESS ADVERTISING                      0000006703        4       2,773.47      2,773.47          0.00         0.00          0.00
 SUKEKANE CRAIG                           0000006737        1      10,416.66     10,416.66          0.00         0.00          0.00
 SURTEC INC                               0000000905        1         660.00        660.00          0.00         0.00          0.00
 SWISSPORT USA INC                        0000005533        7       6,031.09      6,031.09          0.00         0.00          0.00
 T MOBILE                                 0000007193        1         226.09        226.09          0.00         0.00          0.00
 TAB HARDWARE INC                         0000000810        5       3,580.00      3,580.00          0.00         0.00          0.00
 TANAKA STARTER &ALTERNATOR REPAIR        0000005839        2         716.62        716.62          0.00         0.00          0.00
 TARPY TAILORS INC                        0000000801        2       2,708.50      2,708.50          0.00         0.00          0.00
 TECHNOLOGY INTEGRATION GROUP             0000003322        2       4,732.26      4,732.26          0.00         0.00          0.00
 TEDS AUTOMOTIVE MACHINE SHOP             0000001562        2         548.29        548.29          0.00         0.00          0.00
 THE BOEING COMPANY                       0000002318      110     130,146.00    123,133.28          0.00         0.00      7,012.72
 THE OFFICE DOCTOR INC                    0000007904        1         399.97        399.97          0.00         0.00          0.00
 TOLEDO SCALE HAWAII                      0000001574        1         562.46        562.46          0.00         0.00          0.00

                                                                                                                  Database:  EPPROD


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.         10
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  HWN

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59        60-89          90 +
 ---------------------------------------  ----------   ------   ------------   -----------   -----------   ----------   -----------
 TQ TRADEX LTD                            0000001877        1       1,837.50      1,837.50          0.00         0.00          0.00
 TRANS PACIFIC AIR SERVICE CORP           0000005705       10      10,000.00      1,000.00      1,000.00         0.00      8,000.00
 TRI CLEANERS                             0000001579        1         282.25        282.25          0.00         0.00          0.00
 TRIPLE F DISTRIBUTING                    0000004545        4       9,798.25      9,798.25          0.00         0.00          0.00
 TRUCK & TRAILER SERVICE INC              0000001582        5         502.79        502.79          0.00         0.00          0.00
 TYCO ELECTRONICS CORP                    0000007308        2           0.00          0.00          0.00         0.00          0.00
 UNICORP SYSTEMS INC                      0000006003        4         503.89        354.14        149.75         0.00          0.00
 UNISON INDUSTRIES LLC                    0000007723        1          -5.10          0.00          0.00         0.00          0.00
 UNITED DRILL BUSHING CORP                0000005035        1         204.44        204.44          0.00         0.00          0.00
 UNITED TECHNOLOGIES CORP                 0000000774        3      -2,955.00       -900.00       -180.0     -1,875.00          0.00
 UNITEK SOLVENT SERVICES INC              0000006030        1       2,503.16      2,503.16          0.00         0.00          0.00
 UNIVERSITY OF HAWAII MANDA               0000000815        1      10,000.00     10,000.00          0.00         0.00          0.00
 USA NET INC                              0000006289        1         702.00        702.00          0.00         0.00          0.00
 VALLEY INDUSTRIAL PRODUCTS               0000004044        1         392.00        392.00          0.00         0.00          0.00
 VECTOR MARKETING                         0000004620        2      22,901.46          0.00     11,539.67         0.00     11,361.79
 VERIZON DC                               0000005545        2         281.24        140.62        140.62         0.00          0.00
 VERIZON HAWAII INC                       0000005544       20     182,110.29     39,049.11     35,856.76    30,914.42     76,290.00
 VERIZON INTERNET SOLUTIONS               0000005551        2          57.10          0.00         57.10         0.00          0.00
 VERIZON NETWORK INTEGRATION CORP         0000007042        6       4,853.10        800.81      1,071.39     1,506.98      1,473.92
 VOLCANO ORCHIDS INC                      0000000759        4         199.90        199.90          0.00         0.00          0.00
 VOLUME SERVICES                          0000001607        3         204.47        204.47          0.00         0.00          0.00
 WACKENHUT CORP                           0000001190        1          46.15         46.15          0.00         0.00          0.00
 WATER MAN BIG ISLAND                     0000002785        2          78.40         78.40          0.00         0.00          0.00
 WEBER AIRCRAFT INC                       0000004501       14      78,225.46     75,258.46      2,967.00         0.00          0.00
 WENCOR WEST INC                          0000001616       31         523.76        508.51         15.25         0.00          0.00
 WENTE VINEYARDS                          0000007805        4      98,160.00     98,160.00          0.00         0.00          0.00
 WESCO AIRCRAFT HARDWARE CORP             0000000824       21       8,529.80      8,529.80          0.00         0.00          0.00
 WEST COAST AEROSPACE INC                 0000001617        7       8,600.00      8,600.00          0.00         0.00          0.00
 WEST COAST DISTRIBUTING                  0000002879        1          30.00         30.00          0.00         0.00          0.00
 WESTCOAST GATEWAY HOTEL                  0000000912        1          42.15         42.15          0.00         0.00          0.00
 WESTERN STATES MAINTENANCE &             0000000930        1         591.57        591.57          0.00         0.00          0.00
 WINGFOOT EXPRESS                         0000005920        1          59.00          0.00          0.00         0.00         59.00

                                                                                                                  Database:  EPPROD


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.         11
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  HWN

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59        60-89          90 +
 ---------------------------------------  ----------   ------   ------------   -----------   -----------   ----------   -----------
 WORLD SERIVCE WEST                       0000007782        1         950.00        950.00          0.00         0.00          0.00
 WORLDWIDE FLIGHT SERVICES INC            0000004090        2       7,853.23      7,853.23          0.00         0.00          0.00
 WWWORLD MEDIA INC                        0000007229        1       5,436.80      5,436.80          0.00         0.00          0.00
 XPEDX                                    0000002616        1       2,367.00      2,367.00          0.00         0.00          0.00
 ZEE MEDICAL SERVICE                      0000001635        4       1,912.76      1,912.76          0.00         0.00          0.00
 ZEE MEDICAL SERVICE INC                  0000005950        3         233.85          0.00        233.85         0.00          0.00
                Business Unit Total                     1,539   2,416,031.03  3,188,716.59   -102,661.99   289,858.33   -959,881.90


                                                                                                                  Database:  EPPROD


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.          1
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  PR

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59        60-89          90 +
 ---------------------------------------  ----------   ------   ------------   -----------   -----------   ----------   -----------
 ASSOCIATION OF FLIGHT ATTENDANTS         PR00000007        1      22,932.00     22,932.00          0.00         0.00          0.00
 INTERNATIONAL ASSOCIATION OF MACHINISTS  PR00000036        2      59,405.60     59,405.60          0.00         0.00          0.00
 STATE TAX COLLECTOR                      PR00000053        1         265.09        265.09          0.00         0.00          0.00
 TOGIOKA L CLIENTS TRUST FOR ALEGIS       PR00000175        1         111.51        111.51          0.00         0.00          0.00
 WATT HARVEY W & CO                       PR00000104        1       1,236.38      1,236.38          0.00         0.00          0.00
                          Business Unit Total               6      83,950.58     83,950.58          0.00         0.00          0.00


                                                                                                                  Database:  EPPROD


[Logo Omitted] HAWAIIAN                               Hawaiian Airlines, Inc.                                   Page No.          1
               AIRLINES                          Payables Aging by Vendor-Summary                               Run Date 03/02/2004
Report ID:  HAL-D013                               Aged as of February 29, 2004                                 Run Time 3:24:47 PM



Business Unit:  REV

                                                                                    I N V O I C E   A M O U N T S

                                                       Nbr of
 Vendor Name                              Vendor ID     Invcs          Total          0-29         30-59       60-89           90 +
 ---------------------------------------  ----------   ------ --------------  ------------   -----------  ---------- --------------
 BRAINERD CROW WING CTY/WIELAND FLD       BRD               1          -2.92          0.00          0.00        0.00          -2.92
 CHERRY CAPITAL AIRPORT                   TVC               2           0.00          0.00          0.00        0.00           0.00
 MBS INTERNATIONALAIRPORT                 MBS               2           0.00          0.00          0.00        0.00           0.00
 PANAMA CITY-BAY COUNTY                   PFN               1          -2.92          0.00          0.00        0.00          -2.92
 PANDA TRAVEL                             0000000100      286     134,325.98          0.00          0.00        0.00     134,325.98
 SAN LUIS VALLEY REGIONAL AIRPORT         ALS               3          -2.92          2.92          0.00        0.00          -5.84
 SARASOTA BRADENTON                       SRQ               2          -5.76          0.00          0.00        0.00          -5.76
 WILKESIBARRE SCRANTON INT'L              AVP               1          -4.42         -4.42          0.00        0.00           0.00
 YAMPA VALLEY AIRPORT                     HDN               1          -5.84          0.00          0.00        0.00          -5.84
                Business Unit Total                       299     134,301.20         -1.50          0.00        0.00     134,302.70
                Grand Total                            12,561  24,058,612.55  3,279,216.55   -186,820.46  290,187.29  20,676,029.17

                         Less pre-petition HA                 -21,414,909.54     -6,521.88     84,158.47     -328.96 -21,492,212.17
                                                              --------------  ------------   -----------  ---------- --------------

                                post-petition                   2,643,708.01  3,272,694.67   -102,661.99  289,858.33    -816,138.00
                                                              ==============  ============   ===========  ========== ==============


                                                                                                                  Database:  EPPROD


HAWAIIAN AIRLINES
"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY
FOR THE MONTH ENDED FEBRUARY 29, 2004


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL                       OVER 30       OVER 60      OVER 90
      CATEGORY         G/L ACCT          ACCOUNT TYPE                DUE        CURRENT          DAYS          DAYS         DAYS
-----------------------------------------------------------------------------------------------------------------------------------

PASSENGER & FREIGHT    12720001  04 FEDERAL GOVERNMENT     ( 1)   244,243.12     12,727.90      6,123.80     2,423.00    222,968.42
                       12740001  01 COMMERCIAL             ( 2) 6,934,275.48  6,315,759.81    560,232.91    61,174.24     (2,891.48)
                       12740005     FREIGHT COLLECTS               78,652.19      9,346.92      5,672.61    10,255.44     53,377.22
                       12740007     UATP RECEIVABLE               382,013.08    240,304.43    141,669.34         0.00         39.31
                       12740008  05 STATE GOVERNMENT       ( 3)   327,686.44    226,429.54     32,708.15    47,673.67     20,875.08
                       12740009  49 AGENCY ACCOUNTS*       ( 4)10,841,337.27  3,211,488.57  1,186,880.47   727,245.06  5,715,723.17
                       12740010  10 HAWAIIANMILES                4588,226.44  3,671,577.71    527,644.41   280,718.55    108,285.77
                       12740013     AGENCY AREA SETTLEMENT ( 5)  4593,197.38  4,593,197.38          0.00         0.00          0.00
                       12740015  02 HAL CREDIT CARDS       ( 6)     1,385.19         20.32          0.00         0.00      1,364.87
                       12740026  26 CREDIT CARD COMPANIES  ( 7) 5,389,445.82  5,389,445.82          0.00         0.00          0.00
                                                              ---------------------------------------------------------------------
                                                               33,380,462.41 23,670,298.40  2,460,931.69 1,129,489.96  6,119,742.36
                                                              =====================================================================

INTERLINE                                                  ( 8)10,661,023.08  4,655,325.33  6,022,910.53   (10,339.73)    (6,873.05)
                                                              =====================================================================

MAIL                                                       ( 9)    85,438.80     84,308.28      1,130.52         0.00          0.00
                                                              =====================================================================

GROUND & IN-FLIGHT SERVICES                                (10) 1,032,313.69     94,661.85     10,866.63     8,208.30    918,576.91
                                                              =====================================================================

OTHER AIR                                                  (11) 3,676,775.05  3,600,354.17      1,911.56     7,314.40     67,194.92
                                                              =====================================================================

OTHER ASSETS                                               (12) 2,688,618.35  1,237,147.18  1,152,815.42    24,855.72    273,800.03
                                                              =====================================================================

                A/R SUBTOTAL                                   51,524,631.38 33,342,095.21  9,650,566.35 1,159,528.65  7,372,441.17

                LESS:  RESERVE                                 (1,939,965.91)         0.00          0.00         0.00 (1,939,965.91)
                                                              ---------------------------------------------------------------------

                TOTAL ACCOUNTS RECEIVABLES                     49,584,665.47 33,342,095.21  9,650,566.35 1,159,528.65  5,432,475.26
                                                              =====================================================================

                PERCENTAGES                                              100%           67%           19%           2%           11%
                                                              =====================================================================



                                                          PAGE NO. 1 of 2

HAWAIIAN AIRLINES
"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY
FOR THE MONTH ENDED FEBRUARY 29, 2004


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL                       OVER 30       OVER 60      OVER 90
      CATEGORY         G/L ACCT          ACCOUNT TYPE                DUE        CURRENT          DAYS          DAYS         DAYS
-----------------------------------------------------------------------------------------------------------------------------------



NOTES:
( 1) MILITARY ACCOUNTS INCLUDING CRAF CHARTER
( 2) CORPORATE AND FREIGHT ACCOUNTS
( 3) STATE OF HAWAII
( 4) SALES AND ACTIVITY (EG. DEBIT MEMOS) DIRECTLY BILLABLE TO TRAVEL AGENCIES AND WHOLESALERS NOT SUBJECT TO AREA SETTLEMENT
( 5) ARC AND BSP
( 6) SALES ON COMPANY CREDIT CARD
( 7) CREDIT CARD SALES AND ACTIVITY INCLUDING AMEX, VISA, MC, DINERS CLUB AND UATP, NET OF $50.1 MILLION IN CREDIT CARD HOLDBCKS AS
     OF FEBRUARY 29, 2004
( 8) PRIMARILY ACTIVITY FOR IATA AND ACH
( 9) MAIL DELIVERY
(10) PRIMARILY GROUND AND INFLIGHT SERVICES FOR OTHER AIRLINES
(11) PRIMARILY CLEARING, DEPOSITS RECEIVED FOR GROUP TRAVEL, AND BSP ACCOUNTS
(12) MISCELLANEOUS RECEIVABLES

* SEE DETAIL PROVIDED



                                                          PAGE NO. 2 of 2

HAWAIIAN AIRLINES, INC.
AGENCY RECEIVABLES AGING (Unaudited)
FEBRUARY 29, 2004



  CUSTOMER ID                NAME OF CUSTOMER ACCOUNT             BALANCES       CURRENT       30 DAYS      60 DAYS       90 DAYS

   490000500      TRAVEL TRADING CO                                 5,856.76      3,861.60             -            -      1,995.16
   490000901      TRANS PACIFIC AIR SVC                            10,797.31      1,447.53      6,074.15     3,275.63             -
   490002601      PANDA TRAVEL-HOTTRIPS                           965,196.57             -             -            -    965,196.57
   490002602      PANDA TRAVEL-VOUCHER SALES                    3,208,509.36             -             -            -  3,208,509.36
   490002603      PANDA ASSOCIATE TRAVEL- II E-TICKET           1,416,032.67    356,685.00    306,487.20   270,089.50    482,770.97
   490002605      PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS      2,323,402.38    808,399.67    456,220.44   252,534.93    806,247.34
   490002651      VACATIONS HAWAII                                237,307.25             -             -            -    237,307.25
   490003913      PERILLO/JOE FUSCO                                31,261.70     31,117.70             -            -        144.00
   490005649      TAUCK TOURS                                      58,682.84     61,722.82       (909.50)     (588.00)    (1,542.48)
   490005690      ALOHA 7 - E-TICKETS                                      -             -             -            -             -
   490009407      ALOHA 7 TRAVEL                                    1,260.00             -             -            -      1,260.00
   490009408      JALPAK   (94,997.90)                            (94,997.90)   (94,997.90)            -            -             -
   490009431      DISCOVERY ALOHA INC                              33,495.05             -             -     2,205.00     31,290.05
   490009695      HAWAIIAN ARRANGEMENT                            303,061.47    262,120.10     40,941.37            -             -
   490009776      KINTETSU INTERNATIONAL EX                         3,724.60      2,860.60        576.00            -        288.00
   490712906      JTB HAWAII INC                                  436,035.65     43,603.65             -            -             -
   490724740      THE TOUR SHOP                                 1,038,190.20    460,430.60    378,463.60   198,864.00        432.00
   490809336      PLEASANT HAWAIIAN HOLIDAY                         4,472.02      4,472.02             -            -             -
                                SUB TOTALS                      9,982,287.93  2,334,155.39  1,187,853.26   726,381.06  5,733,898.22

                                    OTHER AGENCIES                859,049.34    877,333.18       (972.79)      864.00    (18,175.05)
                                                               10,841,337.27  3,211,488.57  1,186,880.47   727,245.06  5,715,723.17

HAWAIIAN AIRLINES, INC.
CREDIT CARD RECEIVABLES AGING (Unaudited)
FEBRUARY 29, 2004


  CUSTOMER ID                NAME OF CUSTOMER ACCOUNT             BALANCES       CURRENT       30 DAYS      60 DAYS       90 DAYS

   260996149      BSP CANADA VISA CARD                             22,542.11     22,542.11             -            -             -

   260996173      BSP CANADA MASTERCARD                             5,708.37      5,708.37

   260996211      DINERS CLUB                                     252,965.06    252,965.06

   260996238      AMERICAN EXPRESS                              3,240,319.40  3,240,319.40

   260996246      JCB CREDIT CARD                                   8,302.23      8,302.23

   260996254      NOVUS/DISCOVER CARD                             141,656.26    141,656.26

   260996262      US BANK                                       1,717,952.39  1,717,952.39

                                                              ---------------------------------------------------------------------
TOTAL CREDIT CARDS ACCOUNTS                                     5,389,445.82  5,389,445.82             -            -             -
                                                              =====================================================================


Note:  Balances above are net of any required holdback.


[Logo Omitted] Bank of Hawaii                     Statement of Account

Last statement:  January 31, 2004                 Account:  0001-028588
This statement: February 15, 2004                 Page 1 of 15
Total days in statement period:  15               Number of Enclosures:  (730)

                                                  Direct inquiries to-
                                                  888-643-3888

HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                   BANK OF HAWAII
PO 80X 29906-ATTN VP CNTRLLR                      P.O. BOX 2900
HONOLULU HI 96820                                 HONOLULU HI 96846

     ---------------------------------------------------------------

     PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

     ---------------------------------------------------------------

Business Cash Advantage

     Account number      0001-028588  Beginning balance        $2,631,803.00
     Enclosures                  730  Total additions          55,250,644.29
     Low balance       $2,500,125.00  Total subtractions       54,036,086.29
                                                               -------------
     Average balance   $2,978,547.93  Ending balance           $3,846,361.00


CHECKS
     Number                 Date               Amount        Number                   Date                   Amount
     ------------------------------------------------        ------------------------------------------------------
     189844                 02-13               50.00        192557*                  02-03                  960.00
     ------------------------------------------------        ------------------------------------------------------
     190512*                02-04              164.28        192610*                  02-03                  155.00
     ------------------------------------------------        ------------------------------------------------------
     190626*                02-02            4,135.00        192634*                  02-11               23,363.64
     ------------------------------------------------        ------------------------------------------------------
     191221*                02-02              172.80        192684*                  02-02                   13.00
     ------------------------------------------------        ------------------------------------------------------
     191387*                02-02              868.02        192685                   02-13                1,038.01
     ------------------------------------------------        ------------------------------------------------------
     191422*                02-02              590.40        192689*                  02-02                  604.80
     ------------------------------------------------        ------------------------------------------------------
     191627*                02-03              166.81        192690                   02-04                  864.00
     ------------------------------------------------        ------------------------------------------------------
     191642*                02-13              105.00        192705*                  02-05                   33.00
     ------------------------------------------------        ------------------------------------------------------
     191663*                02-04               50.00        192707*                  02-03                   21.57
     ------------------------------------------------        ------------------------------------------------------
     191718*                02-03              217.00        192724*                  02-10                  110.89
     ------------------------------------------------        ------------------------------------------------------
     192039*                02-04              576.00        192780*                  02-02                  119.25
     ------------------------------------------------        ------------------------------------------------------
     192209*                02-13              954.55        192790*                  02-03                   81.55
     ------------------------------------------------        ------------------------------------------------------
     192234*                02-03            1,529.58        192818*                  02-02                  295.20
     ------------------------------------------------        ------------------------------------------------------
     192235                 02-03              152.36        192821*                  02-04                    7.58
     ------------------------------------------------        ------------------------------------------------------
     192252*                02-13              245.00        192836                   02-02                1,107.72
     ------------------------------------------------        ------------------------------------------------------
     192363*                02-03              150.00        192844*                  02-04                  198.00
     ------------------------------------------------        ------------------------------------------------------
     192442*                02-04              275.16        192854*                  02-11                  128.18
     ------------------------------------------------        ------------------------------------------------------
     192469*                02-09              300.00        192875*                  02-09                1,453.75
     ------------------------------------------------        ------------------------------------------------------
     192471*                02-02            1,432.28        192881*                  02-03                2,077.81
     ------------------------------------------------        ------------------------------------------------------
     192536*                02-06            1,130.00        192899*                  02-02                   33.08
     ------------------------------------------------        ------------------------------------------------------


------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report immediately any errors, discrepancies, irregularities or omissions. This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5.   DAILY BALANCE includes all activity up to and including that date.
6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.


                                                                  ------------
     o    Ending balance reflected on this statement:                $
                                                                  ------------
     o    Add deposits and transfers to this account; not yet reflected on this statement:
     ----------------------------------------------------------------------------------------
        Date/Check No.     Amount     Date/Check No.     Amount     Date/check No.     Amount
     ----------------------------------------------------------------------------------------
                         $                              $                             $
     ----------------------------------------------------------------------------------------
                         $                              $                             $
     ----------------------------------------------------------------------------------------------------
                         $                              $                             $           + $
     ----------------------------------------------------------------------------------------------------

                                                                                              ------------
     o    Sub-Total:                                                                              = $
                                                                                              ------------

     o Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
     ---------------------------------------------------------------
        Date     Amount     Date     Amount     Date     Amount
     ---------------------------------------------------------------
               $                   $                   $
     ---------------------------------------------------------------
               $                   $                   $
     -------------------------------------------------------------------------
               $                   $                   $           - $
     -------------------------------------------------------------------------

                                                                  ------------
     o    Current Account Balance:                                 = $
                                                                  ------------
     (For checking accounts, this amount should equal your checkbook register balance.)
------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
 In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

          o    Your name and account number
          o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
          o    Date and dollar amount of the suspected error

 We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
------------------------------------------------------------------------------
 FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
 If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: l-888-643-9888)
                         American Samoa: 684-633-4226
                       Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------
MEMBER FDIC                                                     [LOGO OMITTED]
                                                             EQUAL OPPORTUNITY
DDA-719 (Rev 11-2003)                                                   LENDER


     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 2 of 15
     February 15, 2004                                                                                     0001-28588

     Number                Date                  Amount              Number               Date                 Amount
     --------------------------------------------------              ------------------------------------------------
     192913 *              02-02              69,818.76              103184 *             02-02              3,096.00
     --------------------------------------------------              ------------------------------------------------
     192950 *              02-04              12,853.44              193187 *             02-05              1,620.42
     --------------------------------------------------              ------------------------------------------------
     192962 *              02-10                 604.80              193205 *             02-02                758.82
     --------------------------------------------------              ------------------------------------------------
     192963                02-02                 216.00              193210 *             02-11                259.30
     --------------------------------------------------              ------------------------------------------------
     192967 *              02-09                  32.40              193213 *             02-02                862.03
     --------------------------------------------------              ------------------------------------------------
     192969 *              02-05                 172.80              193222 *             02-05                 73.00
     --------------------------------------------------              ------------------------------------------------
     192970                02-05                 388.80              193224 *             02-02                150.10
     --------------------------------------------------              ------------------------------------------------
     192972 *              02-02                 216.00              193229 *             02-02                311.80
     --------------------------------------------------              ------------------------------------------------
     192974 *              02-03                 216.00              193245 *             02-02                677.00
     --------------------------------------------------              ------------------------------------------------
     192976 *              02-04                 216.00              193250 *             02-02                590.00
     --------------------------------------------------              ------------------------------------------------
     192977                02-04                 216.00              193252 *             02-05                226.54
     --------------------------------------------------              ------------------------------------------------
     192984 *              02-04                 216.00              193255 *             02-06              3,593.73
     --------------------------------------------------              ------------------------------------------------
     192985                02-02                 216.00              193256               02-02                500.00
     --------------------------------------------------              ------------------------------------------------
     192986                02-02                  32.40              193258 *             02-02             42,780.88
     --------------------------------------------------              ------------------------------------------------
     192988 *              02-02                  53.75              193272 *             02-02             15,635.52
     --------------------------------------------------              ------------------------------------------------
     192990 *              02-06                 259.20              193281 *             02-02             41,653.70
     --------------------------------------------------              ------------------------------------------------
     192992 *              02-02                 259.20              193290 *             02-04              6,403.15
     --------------------------------------------------              ------------------------------------------------
     192994 *              02-11                 216.00              193304 *             02-13                 71.50
     --------------------------------------------------              ------------------------------------------------
     192995                02-06                 360.00              193310 *             02-02                223.01
     --------------------------------------------------              ------------------------------------------------
     193004 *              02-09              39,171.00              193312 *             02-02                 49.89
     --------------------------------------------------              ------------------------------------------------
     193010 *              02-09                 259.20              193316 *             02-06                160.00
     --------------------------------------------------              ------------------------------------------------
     193011                02-06                 102.92              193320 *             02-12              4,852.20
     --------------------------------------------------              ------------------------------------------------
     193024 *              02-02               2,838.65              193321 *             02-12                448.86
     --------------------------------------------------              ------------------------------------------------
     193027 *              02-02                 414.50              193323 *             02-02              9,500.00
     --------------------------------------------------              ------------------------------------------------
     193028                02-02              64,169.48              193326 *             02-11                150.00
     --------------------------------------------------              ------------------------------------------------
     193041 *              02-09                  63.91              193328 *             02-05                104.07
     --------------------------------------------------              ------------------------------------------------
     193044 *              02-09                 110.00              193329               02-02                570.08
     --------------------------------------------------              ------------------------------------------------
     193048 *              02-03                 393.42              193330               02-02                 33.77
     --------------------------------------------------              ------------------------------------------------
     193049                02-02                  20.00              193331               02-02                737.99
     --------------------------------------------------              ------------------------------------------------
     193055 *              02-02                  19.87              193332               02-02                124.97
     --------------------------------------------------              ------------------------------------------------
     193066 *              02-02                 190.08              193338 *             02-04                 96.79
     --------------------------------------------------              ------------------------------------------------
     193067                02-03                 350.00              193339               02-02                150.00
     --------------------------------------------------              ------------------------------------------------
     193070 *              02-03                 142.00              193341 *             02-02                568.74
     --------------------------------------------------              ------------------------------------------------
     193072 *              02-04                   2.00              193345 *             02-03                 96.96
     --------------------------------------------------              ------------------------------------------------
     193074 *              02-13                 105.00              193347 *             02-02                300.00
     --------------------------------------------------              ------------------------------------------------
     193075                02-09                 170.25              193349 *             02-06                417.59
     --------------------------------------------------              ------------------------------------------------
     193087 *              02-02             356,521.33              193350               02-03                282.21
     --------------------------------------------------              ------------------------------------------------
     193093 *              02-05               3,066.00              193351               02-05              4,526.25
     --------------------------------------------------              ------------------------------------------------
     193102 *              02-02                 625.00              193352               02-02                400.00
     --------------------------------------------------              ------------------------------------------------
     193103                02-10                 104.33              193356 *             02-12                291.40
     --------------------------------------------------              ------------------------------------------------
     193104                02-05                  30.00              193357               02-12                177.70
     --------------------------------------------------              ------------------------------------------------
     193106 *              02-05                 251.64              193359 *             02-12             10,746.98
     --------------------------------------------------              ------------------------------------------------
     193109 *              02-06                 343.56              193360               02-06              6,078.00
     --------------------------------------------------              ------------------------------------------------
     193111 *              02-04                 136.34              193361               02-02             13,245.75
     --------------------------------------------------              ------------------------------------------------
     193120 *              02-02                 439.20              193362               02-04              8,637.00
     --------------------------------------------------              ------------------------------------------------
     193124 *              02-02                 450.00              193363               02-02                283.33
     --------------------------------------------------              ------------------------------------------------
     193131 *              02-03                 309.88              193365 *             02-02                127.54
     --------------------------------------------------              ------------------------------------------------
     193132                02-02                 118.75              193366               02-12                 59.31
     --------------------------------------------------              ------------------------------------------------
     193137 *              02-02                 154.70              193367               02-02                203.72
     --------------------------------------------------              ------------------------------------------------
     193157 *              02-02                 998.67              193368               02-04              1,730.00
     --------------------------------------------------              ------------------------------------------------
     193160 *              02-02               4,314.00              193369               02-05              1,286.40
     --------------------------------------------------              ------------------------------------------------

     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 3 of 15
     February 15, 2004                                                                                     0001-28588

     Number                Date                  Amount              Number               Date                 Amount
     --------------------------------------------------              ------------------------------------------------
     193370                02-12               1,537.46              193430               02-06                 12.00
     --------------------------------------------------              ------------------------------------------------
     193371                02-05              10,673.60              193431               02-05                725.00
     --------------------------------------------------              ------------------------------------------------
     193372                02-03              69,930.00              193433. *            02-03                 47.50
     --------------------------------------------------              ------------------------------------------------
     193373                02-06              14,768.00              193434               02-05                182.65
     --------------------------------------------------              ------------------------------------------------
     193374                02-06              27,390.00              193435               02-03                130.00
     --------------------------------------------------              ------------------------------------------------
     193375                02-06              14,921.25              193436               02-09              1,338.93
     --------------------------------------------------              ------------------------------------------------
     193376                02-11                 350.00              193437               02-03                136.22
     --------------------------------------------------              ------------------------------------------------
     193377                02-02                 137.27              193438               02-10                620.00
     --------------------------------------------------              ------------------------------------------------
     193379 *              02-03                 145.81              193439               02-05                 95.98
     --------------------------------------------------              ------------------------------------------------
     193380                02-03                  15.59              193440               02-04                263.33
     --------------------------------------------------              ------------------------------------------------
     193381                02-04                 476.10              193441               02-05                150.00
     --------------------------------------------------              ------------------------------------------------
     193382                02-03                 101.49              193442               02-03              2,600.00
     --------------------------------------------------              ------------------------------------------------
     193383                02-04             108,992.80              193443               02-03                  3.25
     --------------------------------------------------              ------------------------------------------------
     193385 *              02-05               3,200.00              193444               02-06                375.00
     --------------------------------------------------              ------------------------------------------------
     193386                02-04                 100.00              193445               02-03                424.32
     --------------------------------------------------              ------------------------------------------------
     193387                02-05               1,209.72              193446               02-03              4,186.89
     --------------------------------------------------              ------------------------------------------------
     193389 *              02-09               1,309.00              193447               02-04                 24.00
     --------------------------------------------------              ------------------------------------------------
     193390                02-06                 203.48              193448               02-13                400.00
     --------------------------------------------------              ------------------------------------------------
     193391                02-03               4,053.40              193450*              02-05              1,240.14
     --------------------------------------------------              ------------------------------------------------
     193393 *              02-05               1,032.89              193451               02-09                171.60
     --------------------------------------------------              ------------------------------------------------
     193394                02-05                 830.00              193452               02-03              3,346.70
     --------------------------------------------------              ------------------------------------------------
     193396 *              02-05               2,528.59              193454 *             02-03                300.00
     --------------------------------------------------              ------------------------------------------------
     193397                02-12              16,856.54              193455               02-06                205.79
     --------------------------------------------------              ------------------------------------------------
     193398                02-10               3,141.00              193456               02-03              1,438.00
     --------------------------------------------------              ------------------------------------------------
     193400 *              02-06               3,325.65              193457               02-10                862.83
     --------------------------------------------------              ------------------------------------------------
     193404 *              02-13               3,500.00              193458               02-03                262.36
     --------------------------------------------------              ------------------------------------------------
     193405                02-10               3,370.80              193459               02-04                 97.84
     --------------------------------------------------              ------------------------------------------------
     193406                02-05              22,620.00              193460               02-02                242.10
     --------------------------------------------------              ------------------------------------------------
     193407                02-12              43,037.16              193461               02-04                115.13
     --------------------------------------------------              ------------------------------------------------
     193408                02-04                 104.95              193462               02-06                131.00
     --------------------------------------------------              ------------------------------------------------
     193409                02-04                 100.47              193463               02-05              3,335.66
     --------------------------------------------------              ------------------------------------------------
     193410                02-03                 448.87              193464               02-03                467.53
     --------------------------------------------------              ------------------------------------------------
     193411                02-04               1,345.54              193465               02-03                542.10
     --------------------------------------------------              ------------------------------------------------
     193412                02-02                  70.54              193466               02-03              1,840.00
     --------------------------------------------------              ------------------------------------------------
     193413                02-03                 849.36              193467               02-03                330.33
     --------------------------------------------------              ------------------------------------------------
     193414                02-04                 152.75              193468               02-04                830.92
     --------------------------------------------------              ------------------------------------------------
     193415                02-04                 144.30              193469               02-03                 35.40
     --------------------------------------------------              ------------------------------------------------
     193416                02-03                 224.26              193470               02-03                179.74
     --------------------------------------------------              ------------------------------------------------
     193417                02-03                 339.77              193471               02-04                 13.05
     --------------------------------------------------              ------------------------------------------------
     193418                02-02                 270.53              193472               02-03                 62.19
     --------------------------------------------------              ------------------------------------------------
     193419                02-05                 453.86              193473               02-05                281.25
     --------------------------------------------------              ------------------------------------------------
     193420                02-13               1,054.62              193474               02-02                273.02
     --------------------------------------------------              ------------------------------------------------
     193421                02-04                  24.98              193475               02-03                517.00
     --------------------------------------------------              ------------------------------------------------
     193422                02-03               3,138.74              193476               02-03                820.96
     --------------------------------------------------              ------------------------------------------------
     193423                02-04                 350.00              193477               02-03                416.00
     --------------------------------------------------              ------------------------------------------------
     193424                02-04                 144.00              193478               02-03                 14.97
     --------------------------------------------------              ------------------------------------------------
     193425                02-03               1,260.00              193479               02-09              1,258.35
     --------------------------------------------------              ------------------------------------------------
     193426                02-04                 127.89              193480               02-03                152.81
     --------------------------------------------------              ------------------------------------------------
     193427                02-03                 890.82              193481               02-10                133.00
     --------------------------------------------------              ------------------------------------------------
     193428                02-03                 207.54              193482               02-02                 48.65
     --------------------------------------------------              ------------------------------------------------
     193429                02-05               1,482.82              193483               02-03                 36.85
     --------------------------------------------------              ------------------------------------------------




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 4 of 15
     February 15, 2004                                                                                     0001-28588

     Number                Date                  Amount              Number               Date                 Amount
     --------------------------------------------------              ------------------------------------------------
     193484                02-13                 244.70              193542               02-03                 53.20
     --------------------------------------------------              ------------------------------------------------
     193485                02-11                 289.30              193543               02-04              3,639.45
     --------------------------------------------------              ------------------------------------------------
     193486                02-04               1,529.66              193544               02-04                569.13
     --------------------------------------------------              ------------------------------------------------
     193487                02-0                  127.08              193545               02-04                490.62
     --------------------------------------------------              ------------------------------------------------
     193488                02-05               1,522.04              193546               02-11              3,046.68
     --------------------------------------------------              ------------------------------------------------
     193489                02-13                 200.00              193547               02-02              4,354.14
     --------------------------------------------------              ------------------------------------------------
     193490                02-03               1,846.33              193548               02-04                682.12
     --------------------------------------------------              ------------------------------------------------
     193491                02-02                 200.00              193849               02-03                 89.30
     --------------------------------------------------              ------------------------------------------------
     193492                02-09                   7.03              193550               02-09                378.30
     --------------------------------------------------              ------------------------------------------------
     193493                02-05                   9.00              193551               02-10              1,798.39
     --------------------------------------------------              ------------------------------------------------
     193494                02-10                 706.88              193552               02-04                359.46
     --------------------------------------------------              ------------------------------------------------
     193495                02-09                 223.65              193553               02-02                707.52
     --------------------------------------------------              ------------------------------------------------
     193496                02-04                 365.97              193554               02-05                224.85
     --------------------------------------------------              ------------------------------------------------
     193497                02-04               2,715.20              193655               02-09              1,000.00
     --------------------------------------------------              ------------------------------------------------
     193499 *              02-03                 723.26              193556               02-11              5,000.00
     --------------------------------------------------              ------------------------------------------------
     193500                02-03                 430.20              193557               02-05                702.00
     --------------------------------------------------              ------------------------------------------------
     193501                02-03                 131.52              193558               02-04              2,286.28
     --------------------------------------------------              ------------------------------------------------
     193502                02-02                  61.58              193559               02-06                324.00
     --------------------------------------------------              ------------------------------------------------
     193503                02-03                 608.89              193560               02-05                 24.48
     --------------------------------------------------              ------------------------------------------------
     193504                02-09                 178.18              193561               02-03                792.12
     --------------------------------------------------              ------------------------------------------------
     193505                02-06               2,953.60              193562               02-06                665.59
     --------------------------------------------------              ------------------------------------------------
     193506                02-06                  73.86              193563               02-05              3,033.15
     --------------------------------------------------              ------------------------------------------------
     193507                02-04               1,086.00              193564               02-03              1,144.78
     --------------------------------------------------              ------------------------------------------------
     193508                02-05               1,187.42              193565               02-05              1,064.07
     --------------------------------------------------              ------------------------------------------------
     193509                02-04               1,395.00              193566               02-02                140.00
     --------------------------------------------------              ------------------------------------------------
     193510                02-05                 739.79              193567               02-06              1,453.62
     --------------------------------------------------              ------------------------------------------------
     193511                02-11                 527.34              193588               02-06                600.00
     --------------------------------------------------              ------------------------------------------------
     193512                02-05                 589.00              193569               02-03              1,261.43
     --------------------------------------------------              ------------------------------------------------
     193513                02-09                 268.05              193570               02-04                652.20
     --------------------------------------------------              ------------------------------------------------
     193514                02-03                 113.85              193572 *             02-06                146.02
     --------------------------------------------------              ------------------------------------------------
     193515                02-05                  23.00              193573               02-03                795.00
     --------------------------------------------------              ------------------------------------------------
     193516                02-02                  54.69              193574               02-05                 98.52
     --------------------------------------------------              ------------------------------------------------
     193517                02-03                  91.45              193575               02-09                163.80
     --------------------------------------------------              ------------------------------------------------
     193519 *              02-03                 961.81              193576               02-09              1,158.00
     --------------------------------------------------              ------------------------------------------------
     193520                02-10                 494.02              193577               02-05                 59.18
     --------------------------------------------------              ------------------------------------------------
     193523 *              02-06                 161.33              193576               02-03              4,262.47
     --------------------------------------------------              ------------------------------------------------
     193524                02-05                 260.42              193579               02-04                 70.50
     --------------------------------------------------              ------------------------------------------------
     193525                02-05                 278.60              193580               02-03              3,463.13
     --------------------------------------------------              ------------------------------------------------
     193526                02-10                 187.50              193581*              02-03                140.94
     --------------------------------------------------              ------------------------------------------------
     193527                02-05                  55.91              193582               02-03                267.96
     --------------------------------------------------              ------------------------------------------------
     193528                02-02                 447.89              193583               02-05                872.45
     --------------------------------------------------              ------------------------------------------------
     193529                02-05               1,147.20              193584               02-05              1,085.00
     --------------------------------------------------              ------------------------------------------------
     193531 *              02-02               1,186.89              193585               02-05                231.00
     --------------------------------------------------              ------------------------------------------------
     193532                02-09                 330.00              193586               02-04              2,173.53
     --------------------------------------------------              ------------------------------------------------
     193533                02-03                 852.09              193587               02-03                495.60
     --------------------------------------------------              ------------------------------------------------
     193534                02-04               1,473.96              193588               02-04                 60.00
     --------------------------------------------------              ------------------------------------------------
     193535                02-13                 194.23              193589               02-04              3,750.00
     --------------------------------------------------              ------------------------------------------------
     193536                02-04               2,068.89              193590               02-05                 60.85
     --------------------------------------------------              ------------------------------------------------
     193537                02-09                 375.00              193593 `             02-09              3,000.00
     --------------------------------------------------              ------------------------------------------------
     193539 *              02-09                 230.00              193594               02-.09               157.72
     --------------------------------------------------              ------------------------------------------------
     193541 *              02-03                  72.37              193595               02-04                116.98
     --------------------------------------------------              ------------------------------------------------




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 5 of 15
     February 15, 2004                                                                                     0001-28588

     Number                Date                  Amount              Number               Date                 Amount
     --------------------------------------------------              ------------------------------------------------
     193596                02-03                 607.43              193659               02-09              6,545.65
     --------------------------------------------------              ------------------------------------------------
     193597                02-04                 110.75              193660               02-05             14,707.68
     --------------------------------------------------              ------------------------------------------------
     193598                02-09                 255.00              193661               02-06             18,956.03
     --------------------------------------------------              ------------------------------------------------
     193599                02-04                 341.78              193662               02-04             17,360.00
     --------------------------------------------------              ------------------------------------------------
     193600                02-04                  52.08              193663               02-03             37,006.20
     --------------------------------------------------              ------------------------------------------------
     193601                02-04               2,097.00              193664               02-06              6,568.50
     --------------------------------------------------              ------------------------------------------------
     193603                02-03                 408.83              193666 *             02-04             82,350.00
     --------------------------------------------------              ------------------------------------------------
     193604                02-09                  77.56              193667               02-11             88,126.46
     --------------------------------------------------              ------------------------------------------------
     193605                02-05               1,831.50              193668               02-09              9,937.20
     --------------------------------------------------              ------------------------------------------------
     193606                02-05               3,750.00              193669               02-06            108,657.80
     --------------------------------------------------              ------------------------------------------------
     193607                02-03               3,375.00              193670               02-05             58,752.00
     --------------------------------------------------              ------------------------------------------------
     193608                02-09                 750.00              193671               02-06             73,217.00
     --------------------------------------------------              ------------------------------------------------
     193610 *              02-05               5,000.00              193674 *             02-09                679.15
     --------------------------------------------------              ------------------------------------------------
     193611                02-04                  90.00              193675               02-09                 16.66
     --------------------------------------------------              ------------------------------------------------
     193612                02-04                 260.00              193676               02-06                 60.95
     --------------------------------------------------              ------------------------------------------------
     193613                02-03               4,031.46              193677               02-12                125.96
     --------------------------------------------------              ------------------------------------------------
     193614                02-03               1,250.00              193678               02-12              3,384.82
     --------------------------------------------------              ------------------------------------------------
     193615                02-03              10,082.57              193679               02-10                305.04
     --------------------------------------------------              ------------------------------------------------
     193616                02-04               5,870.00              193681 *             02-12                737.80
     --------------------------------------------------              ------------------------------------------------
     193617                02-09              23,065.20              193682               02-11              3,287.76
     --------------------------------------------------              ------------------------------------------------
     193618                02-03               8,781.07              193683               02-10                419.17
     --------------------------------------------------              ------------------------------------------------
     193619                02-02              10,631.17              193684               02-09                323.70
     --------------------------------------------------              ------------------------------------------------
     193620                02-06               5,974.02              193685               02-09                609.60
     --------------------------------------------------              ------------------------------------------------
     193621                02-05               5,692.00              193686               02-13                491.00
     --------------------------------------------------              ------------------------------------------------
     193622                02-03               9,808.80              193687               02-10              1,480.00
     --------------------------------------------------              ------------------------------------------------
     193623                02-03              16,020.99              193688               02-09                764.88
     --------------------------------------------------              ------------------------------------------------
     193525 *              02-04              58,017.32              193689               02-13                590.00
     --------------------------------------------------              ------------------------------------------------
     193626                02-03              10,521.18              193690               02-04             12,622.00
     --------------------------------------------------              ------------------------------------------------
     193627                02-03              76,864.34              193691               02-09             42,090.11
     --------------------------------------------------              ------------------------------------------------
     193628                02-03               6,780.46              193692               02-09                128.53
     --------------------------------------------------              ------------------------------------------------
     193530 *              02-04              13,383.83              193693               02-12                 54.00
     --------------------------------------------------              ------------------------------------------------
     193631                02-06              20,526.90              193696 *             02-13                 18.36
     --------------------------------------------------              ------------------------------------------------
     193632                02-04              12,995.16              193595               02-06                 27.91
     --------------------------------------------------              ------------------------------------------------
     193633                02-06              30,790.00              193697               02-04                850.00
     --------------------------------------------------              ------------------------------------------------
     193634                02-02              20,443.73              193698               02-03                  6.77
     --------------------------------------------------              ------------------------------------------------
     193639 *              02-04             204,816.15              193699               02-04                 82.58
     --------------------------------------------------              ------------------------------------------------
     193642 *              02-02              11,289.21              193700               02-12              1,467.21
     --------------------------------------------------              ------------------------------------------------
     193643                02-03               8,982.06              193701               02-04                 77.00
     --------------------------------------------------              ------------------------------------------------
     193644                02-03              27,346.42              193702               02-10                167.33
     --------------------------------------------------              ------------------------------------------------
     193646 *              02-05               9,610.00              193703               02-05            164,700.00
     --------------------------------------------------              ------------------------------------------------
     193647                02-04               5,658.90              193704               02-06            521,454.00
     --------------------------------------------------              ------------------------------------------------
     193649 *              02-05              12,332.49              193705               02-10                 32.40
     --------------------------------------------------              ------------------------------------------------
     193650                02-04              20,159.33              193706               02-03                385.14
     --------------------------------------------------              ------------------------------------------------
     193651                02-04               7,340.05              193707               02-13                216.56
     --------------------------------------------------              ------------------------------------------------
     193652                02-06               5,320.00              193708               02-09                343.89
     --------------------------------------------------              ------------------------------------------------
     193653                02-04              25,890.00              193709               02-06                125.84
     --------------------------------------------------              ------------------------------------------------
     193654                02-05              31,000.00              193710               02-11                204.80
     --------------------------------------------------              ------------------------------------------------
     193655                02-04              15,639.98              193711               02-13                200.00
     --------------------------------------------------              ------------------------------------------------
     193656                02-05               6,014.38              193712               02-06              1,029.03
     --------------------------------------------------              ------------------------------------------------
     193657                02-06              31,841.78              193713               02-05              3,117.81
     --------------------------------------------------              ------------------------------------------------
     193658                02-12              10,011.67              193714               02-11                480.00
     --------------------------------------------------              ------------------------------------------------




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 6 of 15
     February 15, 2004                                                                                     0001-28588

     Number                Date                  Amount              Number               Date                 Amount
     --------------------------------------------------              ------------------------------------------------
     193715                02-12                 375.00              193785               02-13                 77.08
     --------------------------------------------------              ------------------------------------------------
     193718 *              02-11                 173.17              193786               02-12              1,526.82
     --------------------------------------------------              ------------------------------------------------
     193719                02-09                 355.74              193788 *             02-10                 46.52
     --------------------------------------------------              ------------------------------------------------
     193720                02-13                  12.48              193789               02-12                123.50
     --------------------------------------------------              ------------------------------------------------
     193721                02-13                 110.00              193791 *             02-10                332.83
     --------------------------------------------------              ------------------------------------------------
     193723 *              02-09               4,245.00              193793 *             02-09                 14.30
     --------------------------------------------------              ------------------------------------------------
     193724                02-04                 200.00              193794               02-12                 93.39
     --------------------------------------------------              ------------------------------------------------
     193725                02-11.              3,603.26              193796 *             02-11                 11.87
     --------------------------------------------------              ------------------------------------------------
     193726                02-13                  74.57              193798 *             02-10                204.74
     --------------------------------------------------              ------------------------------------------------
     193728 *              02-06               4,500.03              193800 *             02-10              2,292.00
     --------------------------------------------------              ------------------------------------------------
     193730 *              02-09              41,550.00              193801               02-11                270.63
     --------------------------------------------------              ------------------------------------------------
     193731                02-06              10,110.00              193802               02-10                504.36
     --------------------------------------------------              ------------------------------------------------
     193732                02-06             742,422.00              193803               02-09                948.00
     --------------------------------------------------              ------------------------------------------------
     193733                02-09                  72.00              193804               02-11                 30.00
     --------------------------------------------------              ------------------------------------------------
     193734                02-12                 991.00              193805               02-11              3,185.22
     --------------------------------------------------              ------------------------------------------------
     193737 *              02-10                 306.25              193806               02-11                711.46
     --------------------------------------------------              ------------------------------------------------
     193739 *              02-11                 453.35              193807               02-10                183.50
     --------------------------------------------------              ------------------------------------------------
     193740                02-11               1,047.00              193808               02-12                200.00
     --------------------------------------------------              ------------------------------------------------
     193741                02-09               1,828.86              193809               02-12                  8.88
     --------------------------------------------------              ------------------------------------------------
     193742                02-11               1,522.00              193810               02-10                266.50
     --------------------------------------------------              ------------------------------------------------
     193743                02-10                 831.94              193813 *             02-10                 18.41
     --------------------------------------------------              ------------------------------------------------
     193744                02-11                  74.00              193814               02-1.                186.41
     --------------------------------------------------              ------------------------------------------------
     193746 *              02-09                 261.00              193815               02-11                243.46
     --------------------------------------------------              ------------------------------------------------
     193747                02-09              35,397.07              193816               02-10              3,380.00
     --------------------------------------------------              ------------------------------------------------
     193748                02-09               4,500.00              193817               02-10                192.99
     --------------------------------------------------              ------------------------------------------------
     193749                02-10                 898.90              193818               02-12                 93.74
     --------------------------------------------------              ------------------------------------------------
     193755 *              02-10                  60.75              193819               02-11                 23.30
     --------------------------------------------------              ------------------------------------------------
     193757 *              02-12                 173.95              193820               02-10                450.00
     --------------------------------------------------              ------------------------------------------------
     193759 *              02-10                  66.71              193821               02-11                401.35
     --------------------------------------------------              ------------------------------------------------
     193762 *              02-10                 311.53              193822               02-13              4,382.92
     --------------------------------------------------              ------------------------------------------------
     193763                02-09                3,330.87             193823               02-11                159.40
     --------------------------------------------------              ------------------------------------------------
     193764                02-12                 441.32              193824               02-10                  1.00
     --------------------------------------------------              ------------------------------------------------
     193766 *              02-11               1,082.80              193825               02-10                121.49
     --------------------------------------------------              ------------------------------------------------
     193767                02-10                 728.57              193826               02-10              3,005.67
     --------------------------------------------------              ------------------------------------------------
     193768                02-12                 517.00              193827               02-10                415.11
     --------------------------------------------------              ------------------------------------------------
     193769                02-11               3,949.49              193828               02-10                409.00
     --------------------------------------------------              ------------------------------------------------
     193770                02-12                 160.00              193829               02-13                479.17
     --------------------------------------------------              ------------------------------------------------
     193771                02-10               2,727.07              193830               02-10                164.19
     --------------------------------------------------              ------------------------------------------------
     193772                02-10                 395.69              193831               02-10                834.00
     --------------------------------------------------              ------------------------------------------------
     193773                02-10                 180.47              193832               02-10                 40.18
     --------------------------------------------------              ------------------------------------------------
     193774                02-10                  25.23              193833               02-12              1,363.65
     --------------------------------------------------              ------------------------------------------------
     193775                02-12                 441.00              193835 *             02-13                322.46
     --------------------------------------------------              ------------------------------------------------
     193775                02-13                  75.60              193836               02-10                 36.48
     --------------------------------------------------              ------------------------------------------------
     193777                02-10                  57.29              193839 *             02-10                 36.93
     --------------------------------------------------              ------------------------------------------------
     193778                02-12               1,362.33              193841 *             02-1               1,253.87
     --------------------------------------------------              ------------------------------------------------
     193779                02-11                  14.25              193842               02-09-               223.96
     --------------------------------------------------              ------------------------------------------------
     193780                02-10                 269.79              193844-              02-10                 85.04
     --------------------------------------------------              ------------------------------------------------
     193781                02-11                  50.00              193845               02-12                437.50
     --------------------------------------------------              ------------------------------------------------
     193782                02-10                  82.03              193848 *             02-12                120.78
     --------------------------------------------------              ------------------------------------------------
     193783                02-10                  62.33              193850 *             02-11                247.50
     --------------------------------------------------              ------------------------------------------------
     193784                02-10                 255.13              193851               02-12                445.44
     --------------------------------------------------              ------------------------------------------------




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 7 of 15
     February 15, 2004                                                                                     0001-28588

     Number                Date                  Amount              Number               Date                 Amount
     --------------------------------------------------              ------------------------------------------------
     193853 *              02-10               2,963.92              193920               02-11                819.41
     --------------------------------------------------              ------------------------------------------------
     193855 *              02-13                 204.00              193921               02-10                 60.17
     --------------------------------------------------              ------------------------------------------------
     193856                02-10                  10.42              193922               02-10              1,350.15
     --------------------------------------------------              ------------------------------------------------
     193859 *              02-10                 203.39              193924 *             02-13              1,125.16
     --------------------------------------------------              ------------------------------------------------
     193860                02-10                  35.95              193927 *             02-10                 83.30
     --------------------------------------------------              ------------------------------------------------
     193861                02-11               1,921.16              193928               02-09                989.24
     --------------------------------------------------              ------------------------------------------------
     193863 *              02-11                 443.44              193929               02-11                389.00
     --------------------------------------------------              ------------------------------------------------
     193864                02-09                 660.71              193930               02-13                883.78
     --------------------------------------------------              ------------------------------------------------
     193866 *              02-09                 122.49              193931               02-10              1,235.72
     --------------------------------------------------              ------------------------------------------------
     193867                02-13                  48.00              193933 *             02-10              2,472.79
     --------------------------------------------------              ------------------------------------------------
     193868                02-10                 151.00              193935 *             02-13                 89.85
     --------------------------------------------------              ------------------------------------------------
     193869                02-10                 532.00              193937 *             02-12                330.54
     --------------------------------------------------              ------------------------------------------------
     193870                02-11                 102.71              193938               02-13                165.25
     --------------------------------------------------              ------------------------------------------------
     193871                02-13                 170.62              193941 *             02-12             30,698.82
     --------------------------------------------------              ------------------------------------------------
     193873 *              02-10                  99.91              193944               02-09             40,649.88
     --------------------------------------------------              ------------------------------------------------
     193874                02-10                  81.12              193945               02-11              9,374.40
     --------------------------------------------------              ------------------------------------------------
     193876 *              02-11                 130.22              193946               02-10              8,201.69
     --------------------------------------------------              ------------------------------------------------
     193878 *              02-11               1,012.95              193947               02-11              5,474.32
     --------------------------------------------------              ------------------------------------------------
     193879                02-11                 183.50              193948               02-11             11,422.32
     --------------------------------------------------              ------------------------------------------------
     193880                02-11               1,254.97              193949               02-12              6,018.00
     --------------------------------------------------              ------------------------------------------------
     193881                02-12                 104.00              193950               02-10              6,000.00
     --------------------------------------------------              ------------------------------------------------
     193882                02-12                 576.25              193951               02-09             65,103.75
     --------------------------------------------------              ------------------------------------------------
     193883                02-10                 339.58              193952               02-10             21,874.29
     --------------------------------------------------              ------------------------------------------------
     193884                02-12                 159.37              193953               02-13             13,446.14
     --------------------------------------------------              ------------------------------------------------
     193885                02-10                 204.03              193954               02-10              7,080.00
     --------------------------------------------------              ------------------------------------------------
     193888 *              02-12                  60.00              193957 *             02-09              7,882.37
     --------------------------------------------------              ------------------------------------------------
     193889                02-11                 490.62              193958               02-11             20,788.45
     --------------------------------------------------              ------------------------------------------------
     193890                02-11               3,107.36              193959               02-10             12,185.30
     --------------------------------------------------              ------------------------------------------------
     193891                02-12                 194.34              193960               02-10              5,115.00
     --------------------------------------------------              ------------------------------------------------
     193892                02-12                 155.05              193961               02-10             12,506.60
     --------------------------------------------------              ------------------------------------------------
     193894 *              02-09                  10.42              193962               02-10             14,376.82
     --------------------------------------------------              ------------------------------------------------
     193895                02-10                 318.24              193963               02-11             22,799.54
     --------------------------------------------------              ------------------------------------------------
     193896                02-10                 124.02              193964               02-09             18,121.25
     --------------------------------------------------              ------------------------------------------------
     193897                02-12               1,046.22              193969 *             02-11             49,202.66
     --------------------------------------------------              ------------------------------------------------
     193898                02-12                  95.95              193971 *             02-09              6,811.84
     --------------------------------------------------              ------------------------------------------------
     193899                02-11                 280.00              193972               02-10              8,796.09
     --------------------------------------------------              ------------------------------------------------
     193900                02-10                 279.13              193973               02-12             30,312.90
     --------------------------------------------------              ------------------------------------------------
     193901                02-12                 504.74              193975 *             02-11             30,747.48
     --------------------------------------------------              ------------------------------------------------
     193903 *              02-09                 353.76              193976               02-09              6,604.69
     --------------------------------------------------              ------------------------------------------------
     193904                02-10               2,124.99              193977               02-10             48,113.82
     --------------------------------------------------              ------------------------------------------------
     193905                02-12                  76.25              193978               02-12              7,400.00
     --------------------------------------------------              ------------------------------------------------
     193907 *              02-10                 993.22              193979               02-12             68,239.59
     --------------------------------------------------              ------------------------------------------------
     193908                02-13               4,633.47              193980               02-12          1,016,561.75
     --------------------------------------------------              ------------------------------------------------
     193910 *              02-11                 122.00              193981               02-12             12,400.00
     --------------------------------------------------              ------------------------------------------------
     193912 *              02-11               1,524.77              193982               02-13             16,308.24
     --------------------------------------------------              ------------------------------------------------
     193913                02-12               3,055.20              193983               02-11              7,692.82
     --------------------------------------------------              ------------------------------------------------
     193914                02-10                 397.50              193984               02-11             25,000.00
     --------------------------------------------------              ------------------------------------------------
     193915                02-12               1,462.02              193988 *             02-12             10,545.00
     --------------------------------------------------              ------------------------------------------------
     193916                02-12                  64.00              193987               02-10            154,134.25
     --------------------------------------------------              ------------------------------------------------
     193918 *              02-11                 347.31              193988               02-11             10,416.66
     --------------------------------------------------              ------------------------------------------------
     193919                02-11                  55.50              193989               02-10             11,360.60
     --------------------------------------------------              ------------------------------------------------




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 8 of 15
     February 15, 2004                                                                                     0001-28588

     Number                Date                  Amount              Number               Date                 Amount
     --------------------------------------------------              ------------------------------------------------
     193991 *              02-11              10,850.00              194055 *             02-11                 15.00
     --------------------------------------------------              ------------------------------------------------
     193992                02-11              42,057.7$              194057 *             02-13                 66.71
     --------------------------------------------------              ------------------------------------------------
     193996 *              02-12               8,727.63              194058               02-11                 20.00
     --------------------------------------------------              ------------------------------------------------
     193998                02-10               8,077.14              194062 *             02-11                 18.00
     --------------------------------------------------              ------------------------------------------------
     193999                02-10              10,320.90              194067 *             02-10              5,232.35
     --------------------------------------------------              ------------------------------------------------
     194000                02-10                 173.66              194088               02-10              1,155.00
     --------------------------------------------------              ------------------------------------------------
     194001                02-10                  89.28              194069               02-12              2,685.00
     --------------------------------------------------              ------------------------------------------------
     194002                02-11                  24.91              194070               02-12                 45.56
     --------------------------------------------------              ------------------------------------------------
     194003                02-12                 120.20              194071               02-12                 46.56
     --------------------------------------------------              ------------------------------------------------
     194004                02-13                 161.77              194072               02-12                 93.12
     --------------------------------------------------              ------------------------------------------------
     194005                02-12                 206.58              194073               02-12                 46.56
     --------------------------------------------------              ------------------------------------------------
     194006                02-10                 200.39              194076 *             02-13                177.04
     --------------------------------------------------              ------------------------------------------------
     194007                02-11                 444.20              194079 *             02-11                 60.00
     --------------------------------------------------              ------------------------------------------------
     194008                02-09                 128.78              194080               02-09              4,000.00
     --------------------------------------------------              ------------------------------------------------
     194009                02-13                 449.51              194081               02-13                204.44
     --------------------------------------------------              ------------------------------------------------
     194010                02-12                 713.90              194084 *             02-12              9,920.79
     --------------------------------------------------              ------------------------------------------------
     194011                02-12                 650.00              194085               02-13             34,374.40
     --------------------------------------------------              ------------------------------------------------
     194014 *              02-13                  27.90              194086               02-12              5,795.39
     --------------------------------------------------              ------------------------------------------------
     194015                02-12                 363.79              194088 *             02-12              5,752.24
     --------------------------------------------------              ------------------------------------------------
     194016                02-10                 887.54              194090 *             02-12                108.59
     --------------------------------------------------              ------------------------------------------------
     194017                02-10                 136.77              194091               02-11                837.00
     --------------------------------------------------              ------------------------------------------------
     194019 *              02-10                 175.00              194098 *             02-12                 26.33
     --------------------------------------------------              ------------------------------------------------
     194020                02-12                 713.43              194099               02-11                185.00
     --------------------------------------------------              ------------------------------------------------
     194022 *              02-13                 145.17              194101 *             02-13                 64.50
     --------------------------------------------------              ------------------------------------------------
     194024 *              02-10                  48.02              194102               02-11                695.00
     --------------------------------------------------              ------------------------------------------------
     104025 *              02-11                 127.98              194107 *             02-11                177.01
     --------------------------------------------------              ------------------------------------------------
     194027                02-10                  38.47              194119*              02-13                762.39
     --------------------------------------------------              ------------------------------------------------
     194031 *              02-10                  56.90              194120               02-12                136.35
     --------------------------------------------------              ------------------------------------------------
     194032                02-13                 466.41              194123 *             02-13                573.59
     --------------------------------------------------              ------------------------------------------------
     194033                02-12                 132.05              194125 *             02-13             72,540.00
     --------------------------------------------------              ------------------------------------------------
     194034                02-11                 412.23              194126               02-11            307,966.87
     --------------------------------------------------              ------------------------------------------------
     194035                02-11              24,174.92              194140 *             02-13              3,650.00
     --------------------------------------------------              ------------------------------------------------
     194039 *              02-10                  44.64              194143 *             02-12                777.60
     --------------------------------------------------              ------------------------------------------------
     194044 *              02-10                 154.50              194152 *             02-13              1,621.23
     --------------------------------------------------              ------------------------------------------------
     194045                02-12               1,085.64              194157 *             02-12                 69.28
     --------------------------------------------------              ------------------------------------------------
     194046                02-13              32,540.40              194160-              02-13              1,340.00
     --------------------------------------------------              ------------------------------------------------
     194047                02-13              68,745.60              194164 *             02-13            329,385.76
     --------------------------------------------------              ------------------------------------------------
     194048                02-06              13,825.40              * Skip in check sequence
     --------------------------------------------------
     194049                02-11                 784.87
     --------------------------------------------------



DEBITS
     Date          Description                                                                           Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-02         Outgoing Wire Trnsfr                                                                  1,249,360.92
                   BOH FUNDS TRANSFER 020204 040202001140701
                   00 034211
     ----------------------------------------------------------------------------------------------------------------
     02-02         Outgoing Wire Trnsfr                                                                    133,136.23
                   BOH FUNDS TRANSFER 020204 040202000809701
                   00034183




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 9 of 15
     February 15, 2004                                                                                     0001-28588

     Date          Description                                                                           Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-02         Outgoing Wire Trnsfr                                                                     56,371.76
                   BOH FUNDS TRANSFER 020204 040202000778701
                   00034171
     ----------------------------------------------------------------------------------------------------------------
     02-02         Outgoing Wire Trnsfr                                                                     40,553.75
                   BOH FUNDS TRANSFER 020204 040202000780701
                   Do 034172
     ----------------------------------------------------------------------------------------------------------------
     02-02         Outgoing Wire Trnsfr                                                                     35,922.00
                   BOH FUNDS TRANSFER 020204 040202061144701
                   DO 034212
     ----------------------------------------------------------------------------------------------------------------
     02-02         Outgoing Wire Trnsfr                                                                     25,035.00
                   BCH FUNDS TRANSFER 020204 040202000781701
                   DO 034173
     ----------------------------------------------------------------------------------------------------------------
     02-02         Outgoing Wire Trnsfr                                                                      4,720.00
                   BCH FUNDS TRANSFER 020204 040202000783701
                   DO 034174
     ----------------------------------------------------------------------------------------------------------------
     02-02         ACH Debit                                                                               327,813.83
                   BP WEST COAST PR EFT DEBIT 630441889009699
     ----------------------------------------------------------------------------------------------------------------
     02-02         Automatic Transfer                                                                       19,728.22
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-02         Automatic Transfer                                                                        2,231.95
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-02         Automatic Transfer                                                                    2,639,826.24
                   TRANSFER TO CAT GOV SEC FUNDS
                                    00000000800963050
     ----------------------------------------------------------------------------------------------------------------
     02-02         Automatic Transfer                                                                       64,147.71
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028877
     ----------------------------------------------------------------------------------------------------------------
     02-02         Automatic Transfer                                                                        5,024.74
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-03         Outgoing Wire Trnsfr                                                                    561,946.63
                   BOH FUNDS TRANSFER 020304 040203001391701
                   DO 034244
     ----------------------------------------------------------------------------------------------------------------
     02-03         Outgoing Wire Trnsfr                                                                    375,000.00
                   BOH FUNDS TRANSFER 020304 040203001499701
                   DO 034229
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Debit                                                                             3,484,034.37
                   HAWAIIAN AIR PAYROLL 040203 -SETT-B HAWNAIR
     ----------------------------------------------------------------------------------------------------------------
     02-03         Automatic Transfer                                                                       22,016.01
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-03         Automatic Transfer                                                                        3,050.82
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-03         Automatic Transfer                                                                       30,131.12
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028677





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 10 of 15
     February 15, 2004                                                                                     0001-28588

     Date          Description                                                                           Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-03         Automatic Transfer                                                                        1,974.63
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-04         Outgoing Wire Trnsfr                                                                    364,000.00
                   BOH FUNDS TRANSFER 020404 040204000403701
                   DO 034264
     ----------------------------------------------------------------------------------------------------------------
     02-04         Outgoing Wire Trnsfr                                                                    249,659.74
                   BOH FUNDS TRANSFER 020404 040204000404701
                   DO 034265
     ----------------------------------------------------------------------------------------------------------------
     02-04         Outgoing Wire Trnsfr                                                                        848.00
                   BOH FUNDS TRANSFER 020404 040204000433701
                   IN 010203
     ----------------------------------------------------------------------------------------------------------------
     02-04         Outgoing Wire Trnsfr                                                                        774.00
                   BOH FUNDS TRANSFER 020404 040204001309701
                   DO 034294
     ----------------------------------------------------------------------------------------------------------------
     02-04         Outgoing Wire Trnsfr                                                                        494.57
                   BOH FUNDS TRANSFER 020404 040204001311701
                   DO 034295
     ----------------------------------------------------------------------------------------------------------------
     02-04         Automatic Transfer                                                                       19,325.16
                   TRANSFER TO CONCENTRATION ACCOUNT `
                   0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-04         Automatic Transfer                                                                        1,032.90
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-04         Automatic Transfer                                                                    3,660,961.14
                   TRANSFER TO CAT GOV SEC FUND-S
                   00000000800963050
     ----------------------------------------------------------------------------------------------------------------
     02-04         Automatic Transfer                                                                       55,251.43
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-04         Automatic Transfer                                                                          767.63
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-05         Outgoing Wire Trnsfr                                                                    375,000.00
                   BOH FUNDS TRANSFER 020504 040205000906701
                   DO 034338
     ----------------------------------------------------------------------------------------------------------------
     02-05         Outgoing Wire Trnsfr                                                                    328,719.33
                   BOH FUNDS TRANSFER 020504 040205000910701
                   DO 034339
     ----------------------------------------------------------------------------------------------------------------
     02-05         Outgoing Wire Trnsfr                                                                     29,500.00
                   BOH FUNDS TRANSFER 020504 040205000905701
                   DO 034337
     ----------------------------------------------------------------------------------------------------------------
     02-05         ACH Debit                                                                             1,853,989.00
                   HAWAIIAN AIRLINE FED TAX 040205 -SETT-BOH MAXUS
     ----------------------------------------------------------------------------------------------------------------
     02-05         ACH Debit                                                                               112,585.62
                   BP WEST COAST PR EFT DEBIT 035441819014799
     ----------------------------------------------------------------------------------------------------------------
     02-05         ACH Debit                                                                                    35.00
                   Intl Banking Dep TRADE_SVCS 020504 ISB S081839-PST001
                   LETTER OF CREDIT





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 11 of 15
     February 15, 2004                                                                                     0001-28588

     Date          Description                                                                           Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-05         Automatic Transfer                                                                      101,119.17
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-05         Automatic Transfer                                                                        1,763.94
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001 014137
     ----------------------------------------------------------------------------------------------------------------
     02-05         Automatic Transfer                                                                       47,278.08
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-05         Automatic Transfer                                                                        1,037.71
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0080453693
     ----------------------------------------------------------------------------------------------------------------
     02-06         Outgoing Wire Trnsfr                                                                    250,000.00
                   BOH FUNDS TRANSFER 020604 040206001055701
                   DO 034408
     ----------------------------------------------------------------------------------------------------------------
     02-06         Outgoing Wire Trnsfr                                                                    210,106.98
                   BOH FUNDS TRANSFER 020604 040206001022701
                   IN 010258
     ----------------------------------------------------------------------------------------------------------------
     02-06         Outgoing Wire Trnsfr                                                                     82,166.00
                   BOH FUNDS TRANSFER 020604 040206001044701
                   DO 034401
     ----------------------------------------------------------------------------------------------------------------
     02-06         Outgoing Wire Trnsfr                                                                     31,970.84
                   BOH FUNDS TRANSFER 020604 040206001046701
                   DO 034403
     ----------------------------------------------------------------------------------------------------------------
     02-06         Outgoing Wire Trnsfr                                                                     22,581.00
                   BOH FUNDS TRANSFER 020604 040206001 Q51701
                   DO 034408
     ----------------------------------------------------------------------------------------------------------------
     02-06         Outgoing Wire Trnsfr                                                                        900.00
                   BOH FUNDS TRANSFER 0201504 040206001053701
                   DO 034407
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Debit                                                                                20,748.42
                   EMPLOYMENT DEVEL EDD EFTPMT 020504 TXP*08817066*01100
                   *040205*T*416700*T*1658142*T*2074842\
     ----------------------------------------------------------------------------------------------------------------
     02-06         Automatic Transfer                                                                      171,822.79
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-06         Automatic Transfer                                                                        7,399.40
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-06         Automatic Transfer                                                                       43,663.42
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-06         Automatic Transfer                                                                        2,929.62
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-09         Debit Memo                                                                                   17.79
     ----------------------------------------------------------------------------------------------------------------
     02-09         Outgoing Wire Trnsfr                                                                    176,930.83
                   BOH FUNDS TRANSFER 020904 040209001149701
                   00034484





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 12 of 15
     February 15, 2004                                                                                     0001-28588

     Date          Description                                                                           Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-09         Outgoing Wire Trnsfr                                                                     24,600.00
                   BOH FUNDS TRANSFER 020904 040209001048701
                   DO 034465
     ----------------------------------------------------------------------------------------------------------------
     02-09         Outgoing Wire Trnsfr                                                                     23,843.06
                   BOH FUNDS TRANSFER 020904 040209001041701
                   DO 034463
     ----------------------------------------------------------------------------------------------------------------
     02-09         Outgoing Wire Trnsfr                                                                      7,260.00
                   BOH FUNDS TRANSFER 020904 040209001045701
                   DO 034464
     ----------------------------------------------------------------------------------------------------------------
     02-09         ACH Debit                                                                               580,775.38
                   HAWAIIAN AIRLINE TAX PMT 040209 -SETT-BOH MAXUS
     ----------------------------------------------------------------------------------------------------------------
     02-09         ACH Debit                                                                               496,729.36
                   BP WEST COAST PR EFT DEBIT 037442149013199
     ----------------------------------------------------------------------------------------------------------------
     02-09         Automatic Transfer                                                                      160,587.58
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-09         Automatic Transfer                                                                        3,735.77
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-09         Automatic Transfer                                                                    2,438,687.59
                   TRANSFER TO CAT GOV SEC FUND-S
                   00000000800963050
     ----------------------------------------------------------------------------------------------------------------
     02-09         Automatic Transfer                                                                       53,732.50
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-09         Automatic Transfer                                                                        3,199.46
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-10         Outgoing Wire Trnsfr                                                                    762,998.14
                   BOH FUNDS TRANSFER 021004 040210000815701
                   DO 034499
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACM debit                                                                             1,458,000.00
                   HAWAIIAN AIRLINE FED PMT 040210 -SETT-BOH MAXUS
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Debit                                                                                   984.00
                   STATE OF COLORAD STATETAX 020904 TXP*37101050020000
                   0*00011*040131*T*0000098400*U*0000000000*U*0000000000*
     ----------------------------------------------------------------------------------------------------------------
     02-10         Automatic Transfer                                                                       93,394.41
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-10         Automatic Transfer                                                                        7,626.28
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-10         Automatic Transfer                                                                        6,668.14
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-10         Automatic Transfer                                                                        1,900.81
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-11         Debit Memo                                                                                   20.00





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 13 of 15
     February 15, 2004                                                                                     0001-28588

     Date          Description                                                                           Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-11         Outgoing Wire Trnsfr                                                                    588,000.00
                   BOH FUNDS TRANSFER 021104 040211000269701
                   DO 034547
     ----------------------------------------------------------------------------------------------------------------
     02-11         Outgoing Wire Trnsfr                                                                    123,305.00
                   BOH FUNDS TRANSFER 021104 040211000273701
                   DO 034548
     ----------------------------------------------------------------------------------------------------------------
     02-11         Outgoing Wire Trnsfr                                                                      3,940.00
                   BOH FUNDS TRANSFER 021104 04021 1000493701
                   DO 034552
     ----------------------------------------------------------------------------------------------------------------
     02-11         Automatic Transfer                                                                       54,529.31
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-11         Automatic Transfer                                                                        4,563.14
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-11         Automatic Transfer                                                                    3,314,549.56
                   TRANSFER TO CAT GOV SEC FUND-S
                   00000000800963050
     ----------------------------------------------------------------------------------------------------------------
     02-11         Automatic Transfer                                                                       43,113.76
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-11         Automatic Transfer                                                                        2,165.63
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-12         Outgoing Wire Trnsfr                                                                 15,000,000.00
                   BOH FUNDS TRANSFER 021204 040212001195701
                   DO 034652
     ----------------------------------------------------------------------------------------------------------------
     02-12         Outgoing Wire Trnsfr                                                                     22,648.00
                   130H FUNDS TRANSFER 021204 040212000755701
                   DO 034600
     ----------------------------------------------------------------------------------------------------------------
     02-12         ACH Debit                                                                               440,484.36
                   HAWAIIAN AIRLINE FED TAX 040212 -SETT-BOH MAXUS
     ----------------------------------------------------------------------------------------------------------------
     02-12         ACH Debit                                                                                52,227.68
                   BP WEST COAST PR EFT DEBIT 042442718010999
     ----------------------------------------------------------------------------------------------------------------
     02-12         Automatic Transfer                                                                       32,697.27
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-12         Automatic Transfer                                                                        2,849.23
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-12         Automatic Transfer                                                                          484.42
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-12         Automatic Transfer                                                                        3,690.93
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-13         Outgoing Wire Trnsfr                                                                  1,413,043.66
                   SON FUNDS TRANSFER 021304 040213000773701
                   DO 034669




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 14 of 15
     February 15, 2004                                                                                     0001-28588

     Date          Description                                                                           Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-13         Outgoing Wire Trnsfr                                                                  1,096,274.96
                   BOH FUNDS TRANSFER 021304 040213000785701
                   DO 034673
     ----------------------------------------------------------------------------------------------------------------
     02-13         Outgoing Wire Trnsfr                                                                    250,000.00
                   BOH FUNDS TRANSFSA 021304 040213000782701
                   DO 034672
     ----------------------------------------------------------------------------------------------------------------
     02-13         Outgoing Wire Trnsfr                                                                    116,353.88
                   BOH FUNDS TRANSFER 021304 040213000780701
                   DO 034671
     ----------------------------------------------------------------------------------------------------------------
     02-13         Outgoing Wire Trnsfr                                                                     12,054.78
                   BOH FUNDS TRANSFER 021304 040213000775701
                   DO 034670
     ----------------------------------------------------------------------------------------------------------------
     02-13         Outgoing Wire Trnsfr                                                                        483.00
                   BOH FUNDS TRANSFER 021304 040213000788701
                   IN 010325
     ----------------------------------------------------------------------------------------------------------------
     02-13         ACH Debit                                                                               725,467.61
                   HAWAIIAN AIRLINE FED TAX 040213 -SETT-BOH MAXUS
     ----------------------------------------------------------------------------------------------------------------
     02-13         ACH Debit                                                                                32,608.07
                   BP WEST COAST PR EFT DEBIT 043443020013799
     ----------------------------------------------------------------------------------------------------------------
     02-13         Automatic Transfer                                                                       57,956.53
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-13         Automatic Transfer                                                                        1,921.47
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-13         Automatic Transfer                                                                        1,776.52
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-13         Automatic Transfer                                                                           59.28
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0080463693



CREDITS
     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-02         Automatic Transfer                                                                    5,908,994.94
                   TRANSFER FROM CONCENTRATION ACCOUNT
                   0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-03         Automatic Transfer                                                                    3,867,826.22
                   TRANSFER FROM CAT GOV SEC FUND-S
                                    00000000800983050
     ----------------------------------------------------------------------------------------------------------------
     02-03         Automatic Transfer                                                                      975,780.70
                   TRANSFER FROM CONCENTRATION ACCOUNT
                   0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-04         Automatic Transfer                                                                    4,265,420.22
                   TRANSFER FROM CONCENTRATION ACCOUNT
                   0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-05         Automatic Transfer                                                                    2,179,247.37
                   TRANSFER FROM CAT GOV SEC FUND-S
                   00000000800983050




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 15 of 15
     February 15, 2004                                                                                     0001-28588

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-05         Automatic Transfer                                                                    1,060,243.26
                   TRANSFER FROM CONCENTRATION ACCOUNT
                   0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-05         ACH Credit                                                                                  454.67
                   HAWAIIAN AIR RETURN 040205 -SETT-BOH RETR
     ----------------------------------------------------------------------------------------------------------------
     02-06         Automatic Transfer                                                                      193,834.70
                   TRANSFER FROM CAT GOV SEC FUND-S
                   00000000800963050
     ----------------------------------------------------------------------------------------------------------------
     02-06         Automatic Transfer                                                                    1,574,245.57
                   TRANSFER FROM CONCENTRATION ACCOUNT
                   0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-09         Automatic Transfer                                                                    5,776,680.55
                   TRANSFER FROM CONCENTRATION ACCOUNT
                   0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-10         Automatic Transfer                                                                    1,666,286.14
                   TRANSFER FROM CAT GOV SEC FUND-S
                   00000000800963050
     ----------------------------------------------------------------------------------------------------------------
     02-10         Automatic Transfer                                                                    1,073,285.21
                   TRANSFER FROM CONCENTRATION ACCOUNT
                   0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-11         Automatic Transfer                                                                    4,243,176.99
                   TRANSFER FROM CONCENTRATION ACCOUNT
                   0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-12         Automatic Transfer                                                                   14,731,249.02
                   TRANSFER FROM CAT GOV SEC FUND-S
                   00000000800963050
     ----------------------------------------------------------------------------------------------------------------
     02-12         Automatic Transfer                                                                    2,107,000.83
                   TRANSFER FROM CONCENTRATION ACCOUNT
                   0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-13         Automatic Transfer                                                                    2,963,727.86
                   TRANSFER FROM CAT GOV SEC FUND-S
                   00000000800953050
     ----------------------------------------------------------------------------------------------------------------
     02-13         Automatic Transfer                                                                    2,663,190.04
                   TRANSFER FROM CONCENTRATION ACCOUNT
                   0001042424




DAILY BALANCES
     Date                        Amount          Date                    Amount          Date                    Amount
     ----------------------------------          ------------------------------          ------------------------------
     01-31                 2,631,803.00          02-05             2,509,734.00          02-11             2,574.821.00
     ----------------------------------          ------------------------------          ------------------------------
     02-02                 3,240,247.00          02-06             2,500,125.00          02-12             2,527,027,00
     ----------------------------------          ------------------------------          ------------------------------
     02-03                 3,257,645.00          02-09             3,181,423.00          02-13             3,846,361.00
     ----------------------------------          ------------------------------          ------------------------------
     02-04                 2,512,153.00          02-10             3,203,908.00
     ----------------------------------          ------------------------------


[Logo Omitted] Bank of Hawaii                     Statement of Account

Last statement: February 15, 2004                 Account: 0001-028588
This statement: February 29, 2004                 Page 1 of 14
Total days in statement period: 14                Number of Enclosures. (718)

                                                  Direct inquiries to:
                                                  885-643-3888

HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                   BANK OF HAWAII
PO 80X 29905-ATTN VP CNTFRLLR                     P.O. BOX 2900
HONOLULU HI 96820                                 HONOLULU HI 96845

     ---------------------------------------------------------------

     PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

     ---------------------------------------------------------------

Business Cash Advantage

     Account number          0001-025588    Beginning balance    $3,846,361.00
     Enclosures                      718    Total additions      32,727,013.21
     Low balance           $2,433,221.00    Total subtractions   34,090,153.21
                                                                 -------------
     Average balance       $3,018,080.66    Ending balance       $2,483,221.00


CHECKS
     Number             Date                        Amount       Number                Date                   Amount
     -----------------------------------------------------       ----------------------------------------------------
     185457             02-20                       270.00       192971 *              02-20                   216.00
     -----------------------------------------------------       ----------------------------------------------------
     190912 *           02-20                       302.40       192973 *              02-18                   604.80
     -----------------------------------------------------       ----------------------------------------------------
     190939 *           02-18                        43.20       192975 *              02-19                   604.80
     -----------------------------------------------------       ----------------------------------------------------
     191347 *           02-25                       143.95       192979 *              02-25                    32.40
     -----------------------------------------------------       ----------------------------------------------------
     191574 *           02-17                        15.84       192980                02-25                   172.80
     -----------------------------------------------------       ----------------------------------------------------
     191701 *           02-26                       314,02       192993 *              02-26                   561.60
     -----------------------------------------------------       ----------------------------------------------------
     191741 *           02-18                       992.65       193022 *              02-25                    72.92
     -----------------------------------------------------       ----------------------------------------------------
     191910 *           02-18                   107,124.44       193059 *              02-26                   125.18
     -----------------------------------------------------       ----------------------------------------------------
     192152 *           02-18                        40.00       193313 *              02-18                    15.56
     -----------------------------------------------------       ----------------------------------------------------
     192199 *           02-24                         7.20       193344 *              02-25                   216.00
     -----------------------------------------------------       ----------------------------------------------------
     192279 *           02-26                       156.24       193378 *              02-17                   260.49
     -----------------------------------------------------       ----------------------------------------------------
     192268 *           02-20                        14.76       193384 *              02-17                   208.00
     -----------------------------------------------------       ----------------------------------------------------
     192335 *           02-18                        46.32       193388 *              02-17                   200.00
     -----------------------------------------------------       ----------------------------------------------------
     192573 *           02-17                    20,424.01       193392 *              02-27                   281.28
     -----------------------------------------------------       ----------------------------------------------------
     192607 *           02-20                        26.00       193395 *              02-24                   119.77
     -----------------------------------------------------       ----------------------------------------------------
     192708 *           02-24                       102.00       193399 *              02-18                   325.00
     -----------------------------------------------------       ----------------------------------------------------
     192748 *           02-25                        40.00       193401 *              02-19                 1,500,00
     -----------------------------------------------------       ----------------------------------------------------
     192959 *           02-18                    12,320.00       193402                02-18                   750.00
     -----------------------------------------------------       ----------------------------------------------------
     192965 *           02-19                       216.00       193403                02-23                 2,000.00
     -----------------------------------------------------       ----------------------------------------------------
     192956             02-26                       216.00       193449 *              02-19                   280.05


------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report immediately any errors, discrepancies, irregularities or omissions. This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5.   DAILY BALANCE includes all activity up to and including that date.
6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

                                                                  ------------
     o    Ending balance reflected on this statement:                $
                                                                  ------------
     o Add deposits and transfers to this account; not yet reflected on this statement:
     ---------------------------------------------------------------
        Date     Amount     Date     Amount     Date     Amount
     ---------------------------------------------------------------
               $                   $                   $
     ---------------------------------------------------------------
               $                   $                   $
     -------------------------------------------------------------------------
               $                   $                   $           + $
     -------------------------------------------------------------------------

                                                                  ------------
     o    Sub-Total:                                               = $
                                                                  ------------
     o Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
     ---------------------------------------------------------------
        Date     Amount     Date     Amount     Date     Amount
     ---------------------------------------------------------------
               $                   $                   $
     ---------------------------------------------------------------
               $                   $                   $
     -------------------------------------------------------------------------
               $                   $                   $           - $
     -------------------------------------------------------------------------

                                                                  ------------
     o    Current Account Balance:                                 = $
                                                                  ------------
     (For checking accounts, this amount should equal your checkbook register balance.)
------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
 In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

          o    Your name and account number
          o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
          o    Date and dollar amount of the suspected error

 We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
------------------------------------------------------------------------------
 FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
 If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3688
                (TTY for the hearing impaired: l-888-643-9888)
                         American Samoa: 684-633-4226
                       Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------
MEMBER FDIC                                                     [LOGO OMITTED]
                                                             EQUAL OPPORTUNITY
DDA-719 (Rev 11-2003)                                                   LENDER


     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 2 of 14
     February 29, 2004                                                                                     0001-28588

     Number             Date                        Amount           Number            Date                 Amount
     -----------------------------------------------------           ------------------------------------------------
     193453 *           02-17                       552.44           193909 *          02-17                    97.95
     -----------------------------------------------------           ------------------------------------------------
     193530 *           02-17                       300.00           193917 *          02-19                 1,584.88
     -----------------------------------------------------           ------------------------------------------------
     193571 *           02-20                     4,517.77           193923 *          02-17                   550.00
     -----------------------------------------------------           ------------------------------------------------
     193591 *           02-17                       295.00           193926 *          02-17                   295.00
     -----------------------------------------------------           ------------------------------------------------
     193592             02-26                       373.86           193932 *          02-18                    40.00
     -----------------------------------------------------           ------------------------------------------------
     193629 *           02-17                    46,578.67           193934 *          02-19                 1,037.50
     -----------------------------------------------------           ------------------------------------------------
     193648 *           02-18                    18,986.20           193936 *          02-18                 1,270.00
     -----------------------------------------------------           ------------------------------------------------
     193665 *           02-18                     5,299.13           193939 *          02-19                    10.00
     -----------------------------------------------------           ------------------------------------------------
     193673 *           02-19                       163.99           193942 *          02-17                19,200.00
     -----------------------------------------------------           ------------------------------------------------
     193680 *           02-20                       549.50           193943            02-17                15,222.26
     -----------------------------------------------------           ------------------------------------------------
     193694 *           02-18                       120.25           193955 *          02-17                 8,328.00
     -----------------------------------------------------           ------------------------------------------------
     193716 *           02-17                       261.40           193974 *          02-17                 8,525.06
     -----------------------------------------------------           ------------------------------------------------
     193717             02-17                       445.50           193985 *          02-17                 5,739.55
     -----------------------------------------------------           ------------------------------------------------
     193722 *           02-25                       433.97           193990 *          02-17                17,756.80
     -----------------------------------------------------           ------------------------------------------------
     193736 *           02-18                       560.29           193993 *          02-17                46,226.87
     -----------------------------------------------------           ------------------------------------------------
     193745 *           02-25                        93.60           193994            02-19               100,197.00
     -----------------------------------------------------           ------------------------------------------------
     193750 *           02-25                       141.00           193995            02-23                 6,883.25
     -----------------------------------------------------           ------------------------------------------------
     193752 *           02-23                       172.80           193997 *          02-18                 6,000.00
     -----------------------------------------------------           ------------------------------------------------
     193753             02-18                        30.00           194012 *          02-24                 1,027.20
     -----------------------------------------------------           ------------------------------------------------
     193754             02-18                       169.13           194013            02-26                   138.61
     -----------------------------------------------------           ------------------------------------------------
     193756 *           02-23                       192.78           194018 *          02-18                   159.36
     -----------------------------------------------------           ------------------------------------------------
     193758 *           02-24                       302.40           194021 *          02-17                 1,236.38
     -----------------------------------------------------           ------------------------------------------------
     193760 *           02-17                     3,853.50           194023 *          02-25                   350.00
     -----------------------------------------------------           ------------------------------------------------
     193761             02-18                    10,154.50           194025 *          02-1                    238.00
     -----------------------------------------------------           ------------------------------------------------
     193765 *           02-17                       325.00           194029 *          02-23                    89.22
     -----------------------------------------------------           ------------------------------------------------
     193787 *           02-18                     1,587.65           194030            02-20                     9.39
     -----------------------------------------------------           ------------------------------------------------
     193790 *           02-17                       194.75           194040 *          02-17                    24.34
     -----------------------------------------------------           ------------------------------------------------
     193792 *           02-18                       667.01           194041            02-17                   203.83
     -----------------------------------------------------           ------------------------------------------------
     193795 *           02-23                        30.00           194042            02-19                   112.16
     -----------------------------------------------------           ------------------------------------------------
     193797 *           02-17                       126.45           194043            02-25                   329.00
     -----------------------------------------------------           ------------------------------------------------
     193799 *           02-20                     2,277.15           194050 *          02-19                    12.67
     -----------------------------------------------------           ------------------------------------------------
     193812 *           02-17                     1,088.46           194053 *          02-23                    40.00
     -----------------------------------------------------           ------------------------------------------------
     193834 *           02-23                     1,647.90           194059 *          02-23                    16.52
     -----------------------------------------------------           ------------------------------------------------
     193837 *           02-20                     2,405.07           194060            02-20                    11.84
     -----------------------------------------------------           ------------------------------------------------
     193838             02-20                        93.97           194061            02-17                   617.50
     -----------------------------------------------------           ------------------------------------------------
     193840 *           02-24                       454.60           194063 *          02-25                 1,152.44
     -----------------------------------------------------           ------------------------------------------------
     193846 *           02-17                       484.02           194065 *          02-1                    118.74
     -----------------------------------------------------           ------------------------------------------------
     193847             02-17                       715.05           194066            02-19                 2,150.00
     -----------------------------------------------------           ------------------------------------------------
     193849 *           02-23                     3,487.50           194074 *          02-17                    30.00
     -----------------------------------------------------           ------------------------------------------------
     193852 *           02-26                       200.00           194075            02-17                   505.12
     -----------------------------------------------------           ------------------------------------------------
     193854 *           02-20                       520.00           194077 *          02-17                 2,054.85
     -----------------------------------------------------           ------------------------------------------------
     193857 *           02-17                     3,895.75           194082 *          02-20                   156.00
     -----------------------------------------------------           ------------------------------------------------
     193858             02-18                       725.00           194083            02-17                 2,900.00
     -----------------------------------------------------           ------------------------------------------------
     193862 *           02-19                     2,637.86           194087 *          02-26                10,312.50
     -----------------------------------------------------           ------------------------------------------------
     193865 *           02-17                        56.00           194089 *          02-1                    449.00
     -----------------------------------------------------           ------------------------------------------------
     193872 *           02-23                        92.70           194093 *          02-23                   106.42
     -----------------------------------------------------           ------------------------------------------------
     193875 *           02-17                     3,500.00           194095 *          02-18                     8.19
     -----------------------------------------------------           ------------------------------------------------
     193877 *           02-17                     2,378.96           194096            02-18                    84.42
     -----------------------------------------------------           ------------------------------------------------
     193893 *           02-17                        89.13           194097            02-18                    21.24
     -----------------------------------------------------           ------------------------------------------------
     193902 *           02-17                        62.44           194100 *          02-23                   100.00
     -----------------------------------------------------           ------------------------------------------------
     193906 *           02-17                       540.00           194103 *          02-19                   679.59
     -----------------------------------------------------           ------------------------------------------------





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 3 of 14
     February 29, 2004                                                                                     0001-28588

     Number             Date                        Amount           Number            Date                    Amount
     -----------------------------------------------------           ------------------------------------------------
     194104             02-17                     3,600.93           194217            02-18                 6,253.20
     -----------------------------------------------------           ------------------------------------------------
     194105             02-19                        41.61           194218            02-17                69,429.00
     -----------------------------------------------------           ------------------------------------------------
     194106             02-24                        17.66           194219            02-19                   472.42
     -----------------------------------------------------           ------------------------------------------------
     194108 *           02-19                     1,782.00           194221 *          02-20                    36.00
     -----------------------------------------------------           ------------------------------------------------
     194109             02-19                     1,620.00           194222            02-19                 1,551.00
     -----------------------------------------------------           ------------------------------------------------
     194110             02-19                       696.00           194223            02-23                   924.42
     -----------------------------------------------------           ------------------------------------------------
     194111             02-19                       750.00           194224            02-18                    21.84
     -----------------------------------------------------           ------------------------------------------------
     194112             02-24                        32.00           194225            02-24                    81.02
     -----------------------------------------------------           ------------------------------------------------
     194113             02-26                        82.00           194226            02-18                 1,638.52
     -----------------------------------------------------           ------------------------------------------------
     194114             02-24                        36.46           194227            02-19                 1,526.25
     -----------------------------------------------------           ------------------------------------------------
     194116 *           02-20                     1,925.00           194228            02-20                   322.01
     -----------------------------------------------------           ------------------------------------------------
     194117             02-19                     2,162.00           194229            02-20                   123.46
     -----------------------------------------------------           ------------------------------------------------
     194118             02-19                       393.47           194230            02-18                   145.82
     -----------------------------------------------------           ------------------------------------------------
     194122 *           02-19                     1,795.00           194231            02-23                    21.68
     -----------------------------------------------------           ------------------------------------------------
     194129 *           02-18                   190,479.33           194233 *          02-18                   618.17
     -----------------------------------------------------           ------------------------------------------------
     194139 *           02-20                     1,207.31           194234            02-19                    75.00
     -----------------------------------------------------           ------------------------------------------------
     194142 *           02-25                        86.40           194235            02-17                   906.17
     -----------------------------------------------------           ------------------------------------------------
     194144 *           02-18                     3,110.00           194236            02-18                 2,428.87
     -----------------------------------------------------           ------------------------------------------------
     194146 *           02-18                     3,110.00           194237            02-24                    16.84
     -----------------------------------------------------           ------------------------------------------------
     194148 *           02-19                       328.75           194238            02-18                    85.42
     -----------------------------------------------------           ------------------------------------------------
     194149             02-18                       320.68           194239            02-23                   119.20
     -----------------------------------------------------           ------------------------------------------------
     194150             02-20                       515.84           194240            02-18                 2,228.24
     -----------------------------------------------------           ------------------------------------------------
     194151             02-20                       633.79           194242 *          02-17                   108.85
     -----------------------------------------------------           ------------------------------------------------
     194153 *           02-19                     9,095.58           194243            02-19                   387.72
     -----------------------------------------------------           ------------------------------------------------
     194154             02-19                    77,144.78           194244            02-18                    79.95
     -----------------------------------------------------           ------------------------------------------------
     194155             02-19                    26,293.80           194245            02-20                 4,233.48
     -----------------------------------------------------           ------------------------------------------------
     194156             02-20                     9,262.36           194247 *          02-23                   396.00
     -----------------------------------------------------           ------------------------------------------------
     194159 *           02-24                        43.00           194248            02-19                   158.40
     -----------------------------------------------------           ------------------------------------------------
     194161 *           02-17                     1,578.88           194250 *          02-20                   537.80
     -----------------------------------------------------           ------------------------------------------------
     194162             02-17                    72,540.00           194251            02-19                   318.50
     -----------------------------------------------------           ------------------------------------------------
     194163             02-17                       353.62           194252            02-18                   289.67
     -----------------------------------------------------           ------------------------------------------------
     194165 *           02-19                       140.40           194253            02-23                   219.45
     -----------------------------------------------------           ------------------------------------------------
     194184 *           02-20                       450.00           194254            02-24                   665.84
     -----------------------------------------------------           ------------------------------------------------
     194189 *           02-20                       291.77           194255            02-20                   171.86
     -----------------------------------------------------           ------------------------------------------------
     194191 *           02-17                        90.00           194256            02-24                   709.00
     -----------------------------------------------------           ------------------------------------------------
     194192             02-26                       216.00           194257            02-20                    59.94
     -----------------------------------------------------           ------------------------------------------------
     194194 *           02-17                       409.59           194258            02-23                   100.00
     -----------------------------------------------------           ------------------------------------------------
     194200 *           02-25                       216.00           194259            02-18                   131.00
     -----------------------------------------------------           ------------------------------------------------
     194202 *           02-24                       176.04           194260            02-20                 1,544.00
     -----------------------------------------------------           ------------------------------------------------
     194203             02-25                       130.62           194261            02-20                    95.80
     -----------------------------------------------------           ------------------------------------------------
     194204             02-23                       299.92           194262            02-20                   164.64
     -----------------------------------------------------           ------------------------------------------------
     194205             02-17                       769.31           194263            02-23                    42.15
     -----------------------------------------------------           ------------------------------------------------
     194206             02-17                        52.79           194264            02-18                   303.18
     -----------------------------------------------------           ------------------------------------------------
     194208 *           02-20                        89.46           194265            02-25                   584.98
     -----------------------------------------------------           ------------------------------------------------
     194209             02-18                       120.64           194266            02-18                 3,587.60
     -----------------------------------------------------           ------------------------------------------------
     194210             02-19                       356.10           194267            02-20                   136.50
     -----------------------------------------------------           ------------------------------------------------
     194211             02-24                     3,520.00           194268            02-19                   186.89
     -----------------------------------------------------           ------------------------------------------------
     194212             02-20                     3,111.48           194269            02-19                 3,570.12
     -----------------------------------------------------           ------------------------------------------------
     194214 *           02-20                         5.41           194270            02-17                    71.04
     -----------------------------------------------------           ------------------------------------------------
     194215             02-19                     2,159.50           194271            02-23                   141.45
     -----------------------------------------------------           ------------------------------------------------
     194216             02-23                     4,500.00           194272            02-23                   501.00
     -----------------------------------------------------           ------------------------------------------------




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 4 of 14
     February 29, 2004                                                                                     0001-28588

     Number             Date                        Amount           Number            Date                    Amount
     -----------------------------------------------------           ------------------------------------------------
     194273             02-18                     2,744.00           194325            02-24                    41.97
     -----------------------------------------------------           ------------------------------------------------
     194274             02-20                        17.31           194327 *          02-18                   382.56
     -----------------------------------------------------           ------------------------------------------------
     194275             02-18                        87.00           194328            02-23                 4,059.47
     -----------------------------------------------------           ------------------------------------------------
     194276             02-27                       941.64           194329            02-18                     9.95
     -----------------------------------------------------           ------------------------------------------------
     194277             02-18                       468.74           194330            02-17                 1,011.37
     -----------------------------------------------------           ------------------------------------------------
     194278             02-25                       576.00           194331            02-18                   504.13
     -----------------------------------------------------           ------------------------------------------------
     194279             02-23                     1,000.00           194332            02-18                 2,569.68
     -----------------------------------------------------           ------------------------------------------------
     194280             02-19                        32.57           194333            02-19                   648.89
     -----------------------------------------------------           ------------------------------------------------
     194281             02-18                       694.94           194334            02-17                 1,478.41
     -----------------------------------------------------           ------------------------------------------------
     194282             02-17                       169.88           194335            02-18                   242.60
     -----------------------------------------------------           ------------------------------------------------
     194283             02-17                       115.63           194336            02-19                    12.00
     -----------------------------------------------------           ------------------------------------------------
     194284             02-20                       139.95           194337            02-18                   895.50
     -----------------------------------------------------           ------------------------------------------------
     194285             02-18                        57.22           194338            02-24                   431.25
     -----------------------------------------------------           ------------------------------------------------
     194286             02-17                       835.35           194339            02-24                   795.00
     -----------------------------------------------------           ------------------------------------------------
     194287             02-27                       175.00           194340            02-23                    58.20
     -----------------------------------------------------           ------------------------------------------------
     194288             02-27                       175.00           194341            02-1                     41.00
     -----------------------------------------------------           ------------------------------------------------
     194289             02-27                       175.00           194342            02-19                    89.04
     -----------------------------------------------------           ------------------------------------------------
     194290             02-27                       175.00           194343            02-19                 1,000.00
     -----------------------------------------------------           ------------------------------------------------
     194291             02-20                       597.16           194344            02-1                    209.86
     -----------------------------------------------------           ------------------------------------------------
     194292             02-20                       145.31           194345            02-20                   896.57
     -----------------------------------------------------           ------------------------------------------------
     194293              02-1                        57.72           194346            02-20                   158.92
     -----------------------------------------------------           ------------------------------------------------
     194294             02-19                       323.83           194347            02-20                   480.76
     -----------------------------------------------------           ------------------------------------------------
     194295             02-19                       290.00           194348            02-20                   498.94
     -----------------------------------------------------           ------------------------------------------------
     194296             02-18                       725.78           194349            02-20                  178.788
     -----------------------------------------------------           ------------------------------------------------
     194297             02-17                     3,848.76           194350            02-20                   412.70
     -----------------------------------------------------           ------------------------------------------------
     194298             02-18                     1,797.17           194351            02-19                   849.00
     -----------------------------------------------------           ------------------------------------------------
     194299             02-18                       127.36           194352            02-19                 2,699.94
     -----------------------------------------------------           ------------------------------------------------
     194300             02-23                       400.00           194353            02-19                   150.00
     -----------------------------------------------------           ------------------------------------------------
     194301             02-19                       150.00           194354            02-18                   202.25
     -----------------------------------------------------           ------------------------------------------------
     194302             02-17                       163.11           194355            02-20                   834.00
     -----------------------------------------------------           ------------------------------------------------
     194303             02-19                        57.00           194356            02-19                   130.00
     -----------------------------------------------------           ------------------------------------------------
     194304             02-20                     1,222.59           194357            02-18                    45.83
     -----------------------------------------------------           ------------------------------------------------
     194305             02-19                     2,400.00           194358            02-20                   341.20
     -----------------------------------------------------           ------------------------------------------------
     194306             02-18                       820.96           194359            02-18                    34.75
     -----------------------------------------------------           ------------------------------------------------
     194307             02-17                       188.12           194360            02-24                   262.50
     -----------------------------------------------------           ------------------------------------------------
     194308             02-24                     4,249.20           194363 *          02-23                   442.80
     -----------------------------------------------------           ------------------------------------------------
     194309             02-20                     2,286.25           194364            02-19                 4,114.43
     -----------------------------------------------------           ------------------------------------------------
     194310             02-18                        37.50           194365            02-19                 1,740.61
     -----------------------------------------------------           ------------------------------------------------
     194311             02-24                        47.92           194366            02-23                   850.80
     -----------------------------------------------------           ------------------------------------------------
     194312             02-19                        96.70           194367            02-18                 1,798.50
     -----------------------------------------------------           ------------------------------------------------
     194314 *           02-26                       482.50           194368            02-17                   755.20
     -----------------------------------------------------           ------------------------------------------------
     194315             02-24                        88.96           194369            02-19                   497.81
     -----------------------------------------------------           ------------------------------------------------
     194316             02-27                       226.00           194370            02-26                    77.95
     -----------------------------------------------------           ------------------------------------------------
     194317             02-20                       890.00           194371            02-18                     1.40
     -----------------------------------------------------           ------------------------------------------------
     194318             02-20                       573.77           194372            02-20                   402.83
     -----------------------------------------------------           ------------------------------------------------
     194319             02-18                     1,059.26           194373            02-17                   507.70
     -----------------------------------------------------           ------------------------------------------------
     194320             02-18                     3,523.45           194374            02-18                   129.84
     -----------------------------------------------------           ------------------------------------------------
     194321             02-27                     1,837.50           194375            02-24                   184.00
     -----------------------------------------------------           ------------------------------------------------
     194322             02-23                       325.00           194376            02-18                   176.88
     -----------------------------------------------------           ------------------------------------------------
     194323             02-23                       518.25           194377            02-19                 2,835.00
     -----------------------------------------------------           ------------------------------------------------
     194324             02-26                        50.00           194378            02-25                   161.14
     -----------------------------------------------------           ------------------------------------------------




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 5 of 14
     February 29, 2004                                                                                     0001-28588

     Number             Date                        Amount           Number            Date                    Amount
     -----------------------------------------------------           ------------------------------------------------
     194379             02-18                     4,085.39           194437            02-20                30,568.75
     -----------------------------------------------------           ------------------------------------------------
     194380             02-19                       600.00           194439 *          02-20                69,593.99
     -----------------------------------------------------           ------------------------------------------------
     194381             02-18                     1,192.16           194440            02-19                 6,787.50
     -----------------------------------------------------           ------------------------------------------------
     194382             02-20                       271.61           194441            02-19                 6,210.16
     -----------------------------------------------------           ------------------------------------------------
     194383             02-23                       405.36           194442            02-20                 5,599.30
     -----------------------------------------------------           ------------------------------------------------
     194384             02-17                       140.00           194443            02-23                 5,336.27
     -----------------------------------------------------           ------------------------------------------------
     194385             02-23                       726.81           194444            02-18                12,065.00
     -----------------------------------------------------           ------------------------------------------------
     194386             02-19                       669.16           194445            02-23                27,982.99
     -----------------------------------------------------           ------------------------------------------------
     194387             02-23                        46.93           194446            02-18                 6,402.10
     -----------------------------------------------------           ------------------------------------------------
     194388             02-23                     1,644.34           194447            02-19                 5,595.06
     -----------------------------------------------------           ------------------------------------------------
     194389             02-33                       100.95           194449 *          02-18                58,325.00
     -----------------------------------------------------           ------------------------------------------------
     194390             02-18                     1,987.50           194450            02-20                59,631.00
     -----------------------------------------------------           ------------------------------------------------
     194391             02-20                       243.38           194451            02-18                18,516.33
     -----------------------------------------------------           ------------------------------------------------
     194392             02-18                     1,469.00           194452            02-19                20,520.00
     -----------------------------------------------------           ------------------------------------------------
     194393             02-19                       536.70           194453            02-19                49,358.00
     -----------------------------------------------------           ------------------------------------------------
     194394             02-20                       160.00           194454            02-19                 9,600.00
     -----------------------------------------------------           ------------------------------------------------
     194395             02-18                     1,718.74           194455            02-18                    84.48
     -----------------------------------------------------           ------------------------------------------------
     194396             02-25                     3,010.40           194457 *          02-18                   440.69
     -----------------------------------------------------           ------------------------------------------------
     194397             02-19                       111.00           194458            02-18                    33.20
     -----------------------------------------------------           ------------------------------------------------
     194398             02-23                     1,561.93           194459            02-19                   166.44
     -----------------------------------------------------           ------------------------------------------------
     194400 *           02-19                       244.63           194460            02-20                    88.10
     -----------------------------------------------------           ------------------------------------------------
     194401             02-20                       167.59           194461            02-18                   133.55
     -----------------------------------------------------           ------------------------------------------------
     194402             02-23                       230.00           194462            02-23                58,220.28
     -----------------------------------------------------           ------------------------------------------------
     194403             02-23                     1,010.00           194463            02-25                31,708.42
     -----------------------------------------------------           ------------------------------------------------
     194404             02-18                       776.29           194465 *          02-18                46,592.06
     -----------------------------------------------------           ------------------------------------------------
     194405             02-18                       108.33           194466            02-25                   125.00
     -----------------------------------------------------           ------------------------------------------------
     194406             02-19                       482.00           194467            02-27                    32.48
     -----------------------------------------------------           ------------------------------------------------
     194408 *           02-19                     4,152.00           194470 *          02-24                    46.66
     -----------------------------------------------------           ------------------------------------------------
     194409             02-19                       406.50           194471            02-23                 1,610.22
     -----------------------------------------------------           ------------------------------------------------
     194410             02-23                        35.00           194472            02-19                   223.88
     -----------------------------------------------------           ------------------------------------------------
     194411             02-20                       750.00           194474 *          02-19                    85.00
     -----------------------------------------------------           ------------------------------------------------
     194412             02-18                        97.65           194475            02-19                 9,352.15
     -----------------------------------------------------           ------------------------------------------------
     194413             02-23                     6,532.58           194476            02-18                   385.42
     -----------------------------------------------------           ------------------------------------------------
     194414             02-25                     8,460.00           194477            02-19                 1,696.24
     -----------------------------------------------------           ------------------------------------------------
     194415             02-18                    17,639.11           194478            02-26                   456.05
     -----------------------------------------------------           ------------------------------------------------
     194416             02-18                    23,960.89           194479            02-18                   108.38
     -----------------------------------------------------           ------------------------------------------------
     194418 *           02-19                    40,057.95           194481 *          02-27                    29.43
     -----------------------------------------------------           ------------------------------------------------
     194419             02-19                    25,288.64           194483 *          02-27                    19.40
     -----------------------------------------------------           ------------------------------------------------
     194420             02-19                    37,146.56           194484            02-24                    65.84
     -----------------------------------------------------           ------------------------------------------------
     194421             02-27                    76,584.57           194485            02-23                    79.50
     -----------------------------------------------------           ------------------------------------------------
     194422             02-23                     6,200.00           194486            02-23                    28.96
     -----------------------------------------------------           ------------------------------------------------
     194423             02-18                     8,587.20           194487            02-24                    16.65
     -----------------------------------------------------           ------------------------------------------------
     194424             02-23                     9,960.00           194488            02-20                   164.36
     -----------------------------------------------------           ------------------------------------------------
     194425             02-18                     9,139.52           194489            02-19                    16.51
     -----------------------------------------------------           ------------------------------------------------
     194426             02-18                    29,735.99           194490            02-20                   310.00
     -----------------------------------------------------           ------------------------------------------------
     194427             02-18                    66,902.69           194491            02-23                    44.25
     -----------------------------------------------------           ------------------------------------------------
     194428             02-19                     5,522.04           194492            02-20                    18.00
     -----------------------------------------------------           ------------------------------------------------
     194429             02-23                     9,926.28           194493            02-20                 1,095.21
     -----------------------------------------------------           ------------------------------------------------
     194431 *           02-17                    14,618.40           194494            02-19                   634.24
     -----------------------------------------------------           ------------------------------------------------
     194435 *           02-19                     9,579.50           194495            02-18                   410.89
     -----------------------------------------------------           ------------------------------------------------
     194436             02-23                     8,830.00           194496            02-18                   284.00
     -----------------------------------------------------           ------------------------------------------------




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 6 of 14
     February 29, 2004                                                                                     0001-28588

     Number             Date                        Amount           Number            Date                    Amount
     -----------------------------------------------------           ------------------------------------------------
     194497             02-18                       213.00           194572 *          02-26                 3,470.56
     -----------------------------------------------------           ------------------------------------------------
     194498             02-18                       225.00           194573            02-20                   800.00
     -----------------------------------------------------           ------------------------------------------------
     194499             02-23                     1,394.80           194574            02-20                   820.00
     -----------------------------------------------------           ------------------------------------------------
     194501 *           02-19                        52.06           194575            02-20                 1,111.00
     -----------------------------------------------------           ------------------------------------------------
     194502             02-23                       100.74           194576            02-20                   552.10
     -----------------------------------------------------           ------------------------------------------------
     194503             02-25                       625.06           194577            02-24                 1,128.57
     -----------------------------------------------------           ------------------------------------------------
     194504             02-25                        86.81           194578            02-27                    41.25
     -----------------------------------------------------           ------------------------------------------------
     194505             02-24                     1,113.98           194579            02-26                   968.00
     -----------------------------------------------------           ------------------------------------------------
     194507 *           02-24                       786.72           194580            02-25                 1,422.90
     -----------------------------------------------------           ------------------------------------------------
     194509 *           02-24                       212.49           194583 *          02-24                 1,039.66
     -----------------------------------------------------           ------------------------------------------------
     194510             02-23                       401.86           194584            02-26                   785.84
     -----------------------------------------------------           ------------------------------------------------
     194512 *           02-24                     1,155.00           194585            02-24                   817.97
     -----------------------------------------------------           ------------------------------------------------
     194515 *           02-19                     3,416.00           194586            02-25                   262.03
     -----------------------------------------------------           ------------------------------------------------
     194516             02-24                       307.29           194587            02-26                 3,580.00
     -----------------------------------------------------           ------------------------------------------------
     194517             02-18                     3,335.08           194588            02-27                   351.00
     -----------------------------------------------------           ------------------------------------------------
     194518             02-23                     3,470.56           194589            02-24                 1,302.29
     -----------------------------------------------------           ------------------------------------------------
     194519             02-23                     3,470.56           194590            02-24                   613.2
     -----------------------------------------------------           ------------------------------------------------
     194520             02-25                     1,945.00           194591            02-24                 4,990.97
     -----------------------------------------------------           ------------------------------------------------
     194521             02-24                       172.40           194593 *          02-26                 3,690.00
     -----------------------------------------------------           ------------------------------------------------
     194522             02-20                       489.30           194594            02-25                   160.70
     -----------------------------------------------------           ------------------------------------------------
     194523             02-25                        18.16           194595            02-26                    99.99
     -----------------------------------------------------           ------------------------------------------------
     194524             02-23                       295.00           194597 *          02-25                   291.66
     -----------------------------------------------------           ------------------------------------------------
     194525             02-23                     3,024.00           194598            02-23                 1,250.83
     -----------------------------------------------------           ------------------------------------------------
     194526             02-20                       807.06           194599            02-24                   490.56
     -----------------------------------------------------           ------------------------------------------------
     194527             02-19                   865,160.85           194600            02-24                 1,606.03
     -----------------------------------------------------           ------------------------------------------------
     194528             02-23                     6,941.12           194601            02-26                 1,260.00
     -----------------------------------------------------           ------------------------------------------------
     194529             02-23                    10,411.68           194602            02-27                   156.20
     -----------------------------------------------------           ------------------------------------------------
     194530             02-20                     5,424.17           194604 *          02-25                 2,856.20
     -----------------------------------------------------           ------------------------------------------------
     194531             02-23                     6,160.00           194605            02-24                    14.66
     -----------------------------------------------------           ------------------------------------------------
     194532             02-23                    11,709.10           194606            02-26                   750.00
     -----------------------------------------------------           ------------------------------------------------
     194533             02-19                       980.10           194607            02-26                 3,038.67
     -----------------------------------------------------           ------------------------------------------------
     194534             02-20                      4817.00           194608            02-25                   190.00
     -----------------------------------------------------           ------------------------------------------------
     194535             02-20                   219,001.26           194609            02-26                 3,520.08
     -----------------------------------------------------           ------------------------------------------------
     194538 *           02-26                     2,544.00           194610            02-24                    88.54
     -----------------------------------------------------           ------------------------------------------------
     194540 *           02-26                       461.87           194611            02-23                    39.36
     -----------------------------------------------------           ------------------------------------------------
     194541             02-25                       258.49           194612            02-25                   326.42
     -----------------------------------------------------           ------------------------------------------------
     194542             02-25                     2,850.00           194613            02-25                 4,262.67
     -----------------------------------------------------           ------------------------------------------------
     194543             02-23                    10,411.68           194618 *          02-26                 1,710.00
     -----------------------------------------------------           ------------------------------------------------
     194544             02-24                     5,709.04           194617            02-27                 3,320.28
     -----------------------------------------------------           ------------------------------------------------
     194545             02-20                    37,823.50           194618            02-25                   560.45
     -----------------------------------------------------           ------------------------------------------------
     194546             02-25                   140,000.00           194619            02-23                   850.30
     -----------------------------------------------------           ------------------------------------------------
     194548 *           02-24                     8,000.00           194620            02-27                   337.47
     -----------------------------------------------------           ------------------------------------------------
     194549             02-25                       161.55           194622 *          02-24                    30.00
     -----------------------------------------------------           ------------------------------------------------
     194552 *           02-23                        34.71           194623            02-24                 3,574.80
     -----------------------------------------------------           ------------------------------------------------
     194561 *           02-23                       543.15           194624            02-25                    53.94
     -----------------------------------------------------           ------------------------------------------------
     194563 *           02-26                        74.90           194625            02-24                 4,098.33
     -----------------------------------------------------           ------------------------------------------------
     194564             02-26                       129.60           194626            02-24                 4,715.50
     -----------------------------------------------------           ------------------------------------------------
     194567 *           02-24                       259.92           194628 *          02-25                 2,755.55
     -----------------------------------------------------           ------------------------------------------------
     194568             02-27                       527.35           194630 *          02-26                   600.00
     -----------------------------------------------------           ------------------------------------------------
     194569             02-20                        39.00           194631            02-25                   117.21
     -----------------------------------------------------           ------------------------------------------------
     194570             02-27                        39.00           194632            02-26                   118.77
     -----------------------------------------------------           ------------------------------------------------




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 7 of 14
     February 29, 2004                                                                                     0001-28588

     Number             Date                        Amount           Number            Date                    Amount
     -----------------------------------------------------           ------------------------------------------------
     194633             02-25                       256.64           194704            02-26                   273.44
     -----------------------------------------------------           ------------------------------------------------
     194635 *           02-26                       305.67           194705            02-25                   385.00
     -----------------------------------------------------           ------------------------------------------------
     194637 *           02-24                       210.83           194706            02-24                 2,102.89
     -----------------------------------------------------           ------------------------------------------------
     194639 *           02-25                         7.00           194707            02-23                 1,569.30
     -----------------------------------------------------           ------------------------------------------------
     194640             02-27                       231.42           194708            02-23                   132.50
     -----------------------------------------------------           ------------------------------------------------
     194641             02-25                     3,868.39           194709            02-26                 1,820.00
     -----------------------------------------------------           ------------------------------------------------
     194642             02-25                        68.26           194710            02-26                 1,903.80
     -----------------------------------------------------           ------------------------------------------------
     194643             02-24                        71.47           194711            02-24                   563.95
     -----------------------------------------------------           ------------------------------------------------
     194644             02-26                     1,935.00           194712            02-25                    86.66
     -----------------------------------------------------           ------------------------------------------------
     194645             02-24                     2,746.84           194713            02-25                    10.88
     -----------------------------------------------------           ------------------------------------------------
     194646             02-24                       415.11           194714            02-25                   863.00
     -----------------------------------------------------           ------------------------------------------------
     194648 *           02-25                     1,250.00           194715            02-25                 4,035.00
     -----------------------------------------------------           ------------------------------------------------
     194649             02-25                        35.00           194716            02-27                 2,058.26
     -----------------------------------------------------           ------------------------------------------------
     194650             02-25                       103.00           194717            02-25                   822.13
     -----------------------------------------------------           ------------------------------------------------
     194651             02-26                     2,400.00           194720 *          02-27                 2,565.44
     -----------------------------------------------------           ------------------------------------------------
     194652             02-24                       292.91           194721            02-26                 2,748.13
     -----------------------------------------------------           ------------------------------------------------
     194653             02-24                        83.38           194722            02-24                   125.00
     -----------------------------------------------------           ------------------------------------------------
     194654             02-25                        20.36           194723            02-27                 4,876.00
     -----------------------------------------------------           ------------------------------------------------
     194655             02-25                       133.36           194725 *          02-27                   726.81
     -----------------------------------------------------           ------------------------------------------------
     194657 *           02-26                     3,300.00           194726            02-25                 1,114.26
     -----------------------------------------------------           ------------------------------------------------
     194658             02-26                       445.00           194727            02-26                   585.00
     -----------------------------------------------------           ------------------------------------------------
     194660 *           02-24                        37.62           194728            02-25                 4,231.37
     -----------------------------------------------------           ------------------------------------------------
     194661             02-24                         9.38           194729            02-24                    54.00
     -----------------------------------------------------           ------------------------------------------------
     194662             02-25                       918.00           194730            02-24                 1,170.00
     -----------------------------------------------------           ------------------------------------------------
     194663             02-27                       664.29           194731            02-26                    70.52
     -----------------------------------------------------           ------------------------------------------------
     194665 *           02-25                        36.46           194733 *          02-26                   718.60
     -----------------------------------------------------           ------------------------------------------------
     194666             02-25                     4,590.02           194734            02-27                 1,304.85
     -----------------------------------------------------           ------------------------------------------------
     194668 *           02-27                       898.80           194735            02-25                    31.95
     -----------------------------------------------------           ------------------------------------------------
     194669             02-26                       381.64           194736            02-24                   263.00
     -----------------------------------------------------           ------------------------------------------------
     194670             02-24                     1,409.18           194737            02-25                 3,211.91
     -----------------------------------------------------           ------------------------------------------------
     194671             02-24                     1,541.28           194738            02-25                   116.67
     -----------------------------------------------------           ------------------------------------------------
     194673 *           02-24                        20.11           194739            02-26                   300.00
     -----------------------------------------------------           ------------------------------------------------
     194674             02-24                     3,907.53           194740            02-25                   431.10
     -----------------------------------------------------           ------------------------------------------------
     194676 *           02-24                       442.33           194742 *          02-25                   145.52
     -----------------------------------------------------           ------------------------------------------------
     194677             02-24                       185.37           194743            02-25                 1,099.00
     -----------------------------------------------------           ------------------------------------------------
     194680 *           02-27                       234.11           194744            02-24                   468.45
     -----------------------------------------------------           ------------------------------------------------
     194682 *           02-25                     2,915.50           194745            02-26                    84.00
     -----------------------------------------------------           ------------------------------------------------
     194683             02-23                       280.33           194746            02-24                 1,560.36
     -----------------------------------------------------           ------------------------------------------------
     194684             02-26                     4,817.86           194747            02-26                   119.00
     -----------------------------------------------------           ------------------------------------------------
     194685             02-23                        75.41           194751 *          02-26                15,152.67
     -----------------------------------------------------           ------------------------------------------------
     194686             02-26                       413.79           194752            02-27                85,920.16
     -----------------------------------------------------           ------------------------------------------------
     194688 *           02-24                     1,542.96           194753            02-24                19,294.85
     -----------------------------------------------------           ------------------------------------------------
     194689             02-26                       476.00           194754            02-25                13,320.84
     -----------------------------------------------------           ------------------------------------------------
     194690             02-23                     2,166.89           194755            02-25                11,179.07
     -----------------------------------------------------           ------------------------------------------------
     194691             02-25                     1,247.22           194757 *          02-24                13,500.00
     -----------------------------------------------------           ------------------------------------------------
     194692             02-24                       115.14           194759 *          02-25                 6,597.78
     -----------------------------------------------------           ------------------------------------------------
     194693             02-26                       139.09           194760            02-26                20,902.40
     -----------------------------------------------------           ------------------------------------------------
     194700 *           02-27                       845.97           194761            02-25                40,123.869
     -----------------------------------------------------           ------------------------------------------------
     194701             02-24                       137.50           194763 *          02-24                63,727.06
     -----------------------------------------------------           ------------------------------------------------
     194702             02-25                     1,364.59           194765 *          02-23                25,201.44
     -----------------------------------------------------           ------------------------------------------------
     194703             02-24                       242.45           194771 *          02-26                86,689.40
     -----------------------------------------------------           ------------------------------------------------




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 8 of 14
     February 29, 2004                                                                                     0001-28588

     Number             Date                        Amount           Number            Date                    Amount
     -----------------------------------------------------           ------------------------------------------------
     194773 *           02-25                     6,012.30           194824 *          02-27                   525.00
     -----------------------------------------------------           ------------------------------------------------
     194774             02-26                    15,480.45           194826 *          02-27                 1,014.50
     -----------------------------------------------------           ------------------------------------------------
     194775             02-23                    11,746.73           194831 *          02-26                   155.56
     -----------------------------------------------------           ------------------------------------------------
     194776             02-25                    51,596.39           194832            02-26                 2,302.64
     -----------------------------------------------------           ------------------------------------------------
     194777             02-24                    31,000.00           194836 *          02-24                     4.46
     -----------------------------------------------------           ------------------------------------------------
     194778             02-25                    53,925.34           194841 *          02-27                   743.94
     -----------------------------------------------------           ------------------------------------------------
     194780 *           02-26                     5,495.88           194846 *          02-25                 1,360.11
     -----------------------------------------------------           ------------------------------------------------
     194781             02-26                    15,989.02           194847            02-25                    68.82
     -----------------------------------------------------           ------------------------------------------------
     194782             02-26                     8,728.98           194848            02-26                   175.00
     -----------------------------------------------------           ------------------------------------------------
     194783             02-26                     6,303.44           194852 *          02-24                    62.11
     -----------------------------------------------------           ------------------------------------------------
     194784             02-27                    12,065.00           194856 *          02-25                    31.11
     -----------------------------------------------------           ------------------------------------------------
     194785             02-27                     6,550.03           194857            02-25                   138.52
     -----------------------------------------------------           ------------------------------------------------
     194788 *           02-25                    81,182.00           194858            02-25                   230.00
     -----------------------------------------------------           ------------------------------------------------
     194791 *           02-25                       308.00           194860 *          02-27                    86.26
     -----------------------------------------------------           ------------------------------------------------
     194793 *           02-24                     1,053.34           194861            02-25                   116.69
     -----------------------------------------------------           ------------------------------------------------
     194794             02-24                       168.00           194863 *          02-25                   353.16
     -----------------------------------------------------           ------------------------------------------------
     194795             02-24                       150.00           194864            02-26                22,257.51
     -----------------------------------------------------           ------------------------------------------------
     194796             02-24                       200.00           194869 *          02-25               351,230.11
     -----------------------------------------------------           ------------------------------------------------
     194797             02-24                       200.00           194870            02-25                    26.50
     -----------------------------------------------------           ------------------------------------------------
     194798             02-27                       313.74           194879 *          02-26                 2,734.20
     -----------------------------------------------------           ------------------------------------------------
     194800 *           02-27                    63,417.53           194881 *          02-26                 6,407.80
     -----------------------------------------------------           ------------------------------------------------
     194801             02-26                        69.41           194882            02-23                13,886.17
     -----------------------------------------------------           ------------------------------------------------
     194803             02-27                        77.60           194883            02-27                 5,278.80
     -----------------------------------------------------           ------------------------------------------------
     194804             02-27                       188.74           194884            02-25                   115.00
     -----------------------------------------------------           ------------------------------------------------
     194805             02-25                       993.60           194888 *          02-27                 2,977.00
     -----------------------------------------------------           ------------------------------------------------
     194806             02-27                        45.76           194893 *          02-25                 1,093.74
     -----------------------------------------------------           ------------------------------------------------
     194807             02-27                     1,245.00           194894            02-25                 5,122.07
     -----------------------------------------------------           ------------------------------------------------
     194808             02-27                       954.00           194899 *          02-27                   790.55
     -----------------------------------------------------           ------------------------------------------------
     194809             02-25                     1,970.00           194919 *          02-26                   168.00
     -----------------------------------------------------           ------------------------------------------------
     194810             02-24                     1,286.40           194930 *          02-27                     4.42
     -----------------------------------------------------           ------------------------------------------------
     194811             02-26                       189.47           195079 *          02-27                   201.00
     -----------------------------------------------------           ------------------------------------------------
     194815 *           02-27                       447.48           195181 *          02-27                 2,114.70
     -----------------------------------------------------           ------------------------------------------------
     194816             02-27                       625.00           * Skip in check sequence
     -----------------------------------------------------
     194822 *           02-25                       970.00
     -----------------------------------------------------




DEBITS

     Date            Description                                                                         Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-17           Outgoing Wire Trnsfr                                                                  285,295.85
                     BOH FUNDS TRANSFER 021704  040217000949701
                     DO 034743
     02-17           Outgoing Wire Trnsfr                                                                  144,484.02
                     BOH FUNDS TRANSFER 021704 040217000948701
                     DO 034742
     02-17           Outgoing Wire Trnsfr                                                                   25,035.00
                     BOH FUNDS TRANSFER 021704 040217000944701
                     DO 034741
     02-17           Outgoing Wire Trnsfr                                                                    9,722.61
                     B0H FUNDS TRANSFER 021704 040217000941701
                     DO 034740




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 9 of 14
     February 29, 2004                                                                                     0001-28588

     Date            Description                                                                         Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-17           Outgoing Wire Trnsfr                                                                    4,749.70
                     BOH FUNDS TRANSFER 021704 040217001696701
                     DO 034793
     ----------------------------------------------------------------------------------------------------------------
     02-17           ACH Debit                                                                             275,622.57
                     BP WEST COAST PR EFT DEBIT 044440119015599
     ----------------------------------------------------------------------------------------------------------------
     02-17           ACH Debit                                                                              10,639.27
                     EMPLOYMENT DEVEL E0D EFTPMT 021304 TXP"08817066-01100
                     4040213-T-122530-T-941997*T*1063927\
     ----------------------------------------------------------------------------------------------------------------
     02-17           Automatic Transfer                                                                    162,056.73
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-17           Automatic Transfer                                                                      4,232.38
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-17           Automatic Transfer                                                                  4,312,838.19
                     TRANSFER TO CAT GOV SEC FUND-S
                     00000000800983050
     ----------------------------------------------------------------------------------------------------------------
     02-17           Automatic Transfer                                                                      6,295.85
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-17           Automatic Transfer                                                                      2,210.37
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-18           Outgoing Wire Trnsfr                                                                  546,000.00
                     BOH FUNDS TRANSFER 021804 040218000305701
                     DO 034807
     ----------------------------------------------------------------------------------------------------------------
     02-18           Outgoing Wire Trnsfr                                                                  317,076.50
                     BOH FUNDS TRANSFER 021804 04021800031 1701
                     DO 034808
     ----------------------------------------------------------------------------------------------------------------
     02-18           ACH Debit                                                                           2,554,005.45
                     HAWAIIAN AIR PAYROLL 040218 -SETT-B HAWNAIR
     ----------------------------------------------------------------------------------------------------------------
     02-18           Automatic Transfer                                                                    318,175.65
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-18           Automatic Transfer                                                                      6,582.90
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-18           Automatic Transfer                                                                  1,234,392.53
                     TRANSFER TO CAT GOV SEC FUND-S
                     00000000800983050
     ----------------------------------------------------------------------------------------------------------------
     02-18           Automatic Transfer                                                                      3,584.44
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001025677
     ----------------------------------------------------------------------------------------------------------------
     02-18           Automatic Transfer                                                                        674.54
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0090463693
     ----------------------------------------------------------------------------------------------------------------
     02-19           Outgoing Wire Trnsfr                                                                  605,726.80
                     BOH FUNDS TRANSFER 021904 040219001202701
                     108-35213




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 10 of 14
     February 29, 2004                                                                                     0001-28588

     Date            Description                                                                         Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-19           Outgoing Wire Trnsfr                                                                   70,000,00
                     BOH FUNDS TRANSFER 021904 040219001201701
                     108-38214
     ----------------------------------------------------------------------------------------------------------------
     02-19           Transfer Debit                                                                        168,447.41
                     TRANSFER TO DEPOSIT ACCOUNT 6801363466
     ----------------------------------------------------------------------------------------------------------------
     02-19           Outgoing Wire Trnsfr                                                                   29,500.00
                     BOH FUNDS TRANSFER 021904 040219000737701
                     DO 034691
     ----------------------------------------------------------------------------------------------------------------
     02-19           ACH Debit                                                                                  50.00
                     Inti Banking Dep TRADE-SVCS 021904 ISS S081839-PST002
                     LETTER OF CREDIT
     ----------------------------------------------------------------------------------------------------------------
     02-19           Automatic Transfer                                                                    149,127.32
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-19           Automatic Transfer                                                                      4,195.93
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-19           Automatic Transfer                                                                      9,156.74
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-19           Automatic Transfer                                                                      2,779.05
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-20           Outgoing Wire Trnsfr                                                                  220,591.39
                     BOH FUNDS TRANSFER 022004 040220001613701
                     29702055
     ----------------------------------------------------------------------------------------------------------------
     02-20           Outgoing Wire Trnsfr                                                                  341,795.00
                     BOH FUNDS TRANSFER 022004 040220000522701
                     DO 034936
     ----------------------------------------------------------------------------------------------------------------
     02-20           Outgoing Wire Trnsfr                                                                  324,297.33
                     BOH FUNDS TRANSFER 022004 040220000525701
                     DO 034936
     ----------------------------------------------------------------------------------------------------------------
     02-20           Outgoing Wire Trnsfr                                                                  283,972.00
                     BOH FUNDS TRANSFER 022004 040220000529701
                     IN 010396
     ----------------------------------------------------------------------------------------------------------------
     02-20           Outgoing Wire Trnsfr                                                                  234,417.66
                     B0H FUNDS TRANSFER 022004 040220000526701
                     DO 034997
     ----------------------------------------------------------------------------------------------------------------
     02-20           Outgoing Wire Trnsfr                                                                   57,000.00
                     B0H FUNDS TRANSFER 022004 040220000518701
                     DO 034933
     ----------------------------------------------------------------------------------------------------------------
     02-20           Outgoing Wire Trnsfr                                                                   45,257.25
                     BOH FUNDS TRANSFER 022004 040220001135701
                     DO 034970
     ----------------------------------------------------------------------------------------------------------------
     02-20           Outgoing Wire Trnsfr                                                                   22,053.50
                     BOH FUNDS TRANSFER 022004 040220000520701
                     DO 034934
     ----------------------------------------------------------------------------------------------------------------
     02-20           Outgoing Wire Trnsfr                                                                    3,906.43
                     BOH FUNDS TRANSFER 022004 040220001147701
                     DO 034975





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 11 of 14
     February 29, 2004                                                                                     0001-28588

     Date            Description                                                                         Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-20           ACH Debit                                                                           1,373,859.54
                     HAWAIIAN AIRLINE FED TAX 040220 -SETT-BOH MAXUS
     ----------------------------------------------------------------------------------------------------------------
     02-20           ACH Debit                                                                             203,569.37
                     SP WEST COAST PR EFT DEBIT 050440410017199
     ----------------------------------------------------------------------------------------------------------------
     02-20           Automatic Transfer                                                                    181,901.19
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-20           Automatic Transfer                                                                      1,074.52
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-20           Automatic Transfer                                                                      9,069.36
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-20           Automatic Transfer                                                                        750.05
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0090463693
     ----------------------------------------------------------------------------------------------------------------
     02-23           Outgoing Wire Trnsfr                                                                  376,000.00
                     BOH FUNDS TRANSFER 022304 040223000305701
                     DO 035009
     ----------------------------------------------------------------------------------------------------------------
     02-23           Outgoing Wire Trnsfr                                                                   39,424.41
                     BOH FUNDS TRANSFER 022304 040223000308701
                     DO 035010
     ----------------------------------------------------------------------------------------------------------------
     02-23           ACH Debit                                                                             300,252.29
                     BP WEST COAST PR EFT DEBIT 051441019017699
     ----------------------------------------------------------------------------------------------------------------
     02-23           ACH Debit                                                                              11,297.38
                     EMPLOYMENT DEVEL EDD EFTPMT 022004 TXP"088170[30'01100
                     040220*T'263431*T*866305*T*11297361
     ----------------------------------------------------------------------------------------------------------------
     02-23           Automatic Transfer                                                                    224,335.27
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-23           Automatic Transfer                                                                      4,123.66
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-23           Automatic Transfer                                                                  3,165,314.12
                     TRANSFER TO CAT GOV SEC FUND-S
                     00000000800963050
     ----------------------------------------------------------------------------------------------------------------
     02-23           Automatic Transfer                                                                      5,696.61
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-23           Automatic Transfer                                                                      2,725.28
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-24           Outgoing Wire Trnsfr                                                                   21,064.47
                     SOH FUNDS TRANSFER 022404 D40224000Ba0701
                     DO 035058
     ----------------------------------------------------------------------------------------------------------------
     02-24           ACH Debit                                                                           2,478,623.81
                     HAWAIIAN AIRLINE FED PMT 040224 -SETT-BOH MAXUS
     ----------------------------------------------------------------------------------------------------------------
     02-24           ACH Debit                                                                                 415.56
                     Intl Banking Dep TRADE SVCS 022404 IS8 8082099-ISS001
                     LETTER OF CREDIT




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 12 of 14
     February 29, 2004                                                                                     0001-28588

     Date            Description                                                                         Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-24           Automatic Transfer                                                                    235,380.46
                     TRAN$PER TO CONCENTRATION ACCOUNT
                     0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-24           Automatic Transfer                                                                      4,688.16
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-24           Automatic Transfer                                                                     32,746.01
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-24           Automatic Transfer                                                                        739.07
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-25           Outgoing Wire Trnsfr                                                                  436,000.00
                     BOH FUNDS TRANSFER 022504 040225000589701
                     DO 036107
     ----------------------------------------------------------------------------------------------------------------
     02-25           Outgoing Wire Trnsfr                                                                  153,328.84
                     BOH FUNDS TRANSFER 022504 040225000522701
                     DO 035106
     ----------------------------------------------------------------------------------------------------------------
     02-25           Automatic Transfer                                                                    133,596.02
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-25           Automatic Transfer                                                                      1,626.19
                     TRANSFER TO CONCENTRATION ACCOUNT
                     000014137
     ----------------------------------------------------------------------------------------------------------------
     02-25           Automatic Transfer                                                                  3,756,581.71
                     TRANSFER TO CAT GOV SEC FUND-S
                     00000000800963050
     ----------------------------------------------------------------------------------------------------------------
     02-25           Automatic Transfer                                                                      4,920.00
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-25           Automatic Transfer                                                                        413.18
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-26           Outgoing Wire Trnsfr                                                                    2,692.53
                     BOH FUNDS TRANSFER 022604 940226002164701
                     108-24303
     ----------------------------------------------------------------------------------------------------------------
     02-26           Outgoing Wire Trnsfr                                                                   15,500.00
                     BOH FUNDS TRANSFER 022604 040226000611701
                     00035158
     ----------------------------------------------------------------------------------------------------------------
     02-26           ACH Debit                                                                             417,078.20
                     HAWAIIAN AIRLINE TAX PMT 040226 -SETT-BOH MAXUS
     ----------------------------------------------------------------------------------------------------------------
     02-26           Automatic Transfer                                                                     58,609.51
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-26           Automatic Transfer                                                                      3,285.91
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-26           Automatic Transfer                                                                    296,931.80
                     TRANSFER TO CAT GOV SEC FUND-S
                     00000000800963050




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 13 of 14
     February 29, 2004                                                                                     0001-28588

     Date            Description                                                                         Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-26           Automatic Transfer                                                                         91.03
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028877
     ----------------------------------------------------------------------------------------------------------------
     02-26           Automatic Transfer                                                                      2,032.26
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
     ----------------------------------------------------------------------------------------------------------------
     02-27           Outgoing Wire Trnsfr                                                                  458,080.67
                     BCH FUNDS TRANSFER 022704 040227000386701
                     DO 035231
     ----------------------------------------------------------------------------------------------------------------
     02-27           Outgoing Wire Trnsfr                                                                  250,400.00
                     BOH FUNDS TRANSFER 022704 040227000383701
                     DO 035230
     ----------------------------------------------------------------------------------------------------------------
     02-27           Outgoing Wire Trnsfr                                                                  166,891.57
                     BOH FUNDS TRANSFER 022704 040227001$44701
                     DO 035275
     ----------------------------------------------------------------------------------------------------------------
     02-27           Outgoing Wire Trnsfr                                                                  114,000.00
                     BOH FUNDS TRANSFER 022704 040227000388701
                     DO 035232
     ----------------------------------------------------------------------------------------------------------------
     02-27           Outgoing Wire Trnsfr                                                                   89,361.86
                     BOH FUNDS TRANSFER 022704 040227001350701
     ----------------------------------------------------------------------------------------------------------------
     02-27           Outgoing Wire Trnsfr                                                                   19,289.88
                     BOH FUNDS TRANSFER 022704 040227000399701
                     DO 035233
     ----------------------------------------------------------------------------------------------------------------
     02-27           ACH Debit                                                                              53,261.42
                     BP WEST COAST PR EFT DEBIT 057441221017299
     ----------------------------------------------------------------------------------------------------------------
     02-27           Automatic Transfer                                                                     47,244.23
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
     ----------------------------------------------------------------------------------------------------------------
     02-27           Automatic Transfer                                                                      3,532.23
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
     ----------------------------------------------------------------------------------------------------------------
     02-27           Automatic Transfer                                                                  1,251,134.90
                     TRANSFER TO CAT 130V SEC FUND-S
                     00000000800963050
     ----------------------------------------------------------------------------------------------------------------
     02-27           Automatic Transfer                                                                      2,381.30
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
     ----------------------------------------------------------------------------------------------------------------
     02-27           Automatic Transfer                                                                        826.66
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693





CREDITS
     Date     Description                                                                                   Additions
     ----------------------------------------------------------------------------------------------------------------
     02-17    Automatic Transfer                                                                         6,385,935,02
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-18    Automatic Transfer                                                                         4,492,222.69
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 14 of 14
     February 29, 2004                                                                                     0001-28588

     Date     Description                                                                                   Additions
     ----------------------------------------------------------------------------------------------------------------
     02-19    Automatic Transfer                                                                            37,554.54
              TRANSFER FROM CAT GOV SEC FUND-S
              00000080OK3050
     ----------------------------------------------------------------------------------------------------------------
     02-19    Automatic Transfer                                                                         1,487,268.19
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-20    Automatic Transfer                                                                         1,415,037.84
              TRANSFER FROM CAT GOV SEC FUND-S
              00000000800953050
     ----------------------------------------------------------------------------------------------------------------
     02-20    Automatic Transfer                                                                         2,421,673.16
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-20    ACH Credit                                                                                     2,193.67
              HAWAIIAN AIR RETURN 040220-SETT-BOH RETR
     ----------------------------------------------------------------------------------------------------------------
     02-23    Automatic Transfer                                                                         5,240,161.75
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-24    Automatic Transfer                                                                         1,970,520.31
              TRANSFER FROM CAT GOV SEC FUND-5
              00000006800963050
     ----------------------------------------------------------------------------------------------------------------
     02-24    Automatic Transfer                                                                         1,039,555.47
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-25    Automatic Transfer                                                                         4,465,520.64
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-26    Automatic Transfer                                                                         2,574,957.20
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
     ----------------------------------------------------------------------------------------------------------------
     02-27    Automatic Transfer                                                                         1,193,412.73
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424




DAILY BALANCES
     Date                        Amount          Date                    Amount          Date                    Amount
     ----------------------------------          ------------------------------          ------------------------------
     02-15                 3,846,361.00          02-20             2,560,513.00          02-26             4,033,374.00
     ----------------------------------          ------------------------------          ------------------------------
     02-17                 4,600,007.00          02-23             3,386,646.00          02-27             2,483,221.00
     ----------------------------------          ------------------------------          ------------------------------
     02-18                 3,393,515.00          02-24             3,416,930.00
     ----------------------------------          ------------------------------
     02-19                 2,512,395.00          02-25             2,525,690.00
     ----------------------------------          ------------------------------


[Logo Omitted] Bank of Hawaii                     Statement of Account


Last Statement:  January 31, 2004                 Account:  0001-042424
This statement:  February 15, 20004               Page 1 of 20
Total days in statement period:  15               Number of Enclosures:  (586)

                                                  Direct inquiries to:
                                                  888-643-3888

HAWAIIAN AIRLINES INC.
COLLECTION ACCOUNT                                BANK OF HAWAII
PO BOX 29906                                      P.O. BOX 2900
HONOLULU, HI  96820                               HONOLULU, HI 96846

     ---------------------------------------------------------------

     PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

     ---------------------------------------------------------------


Analyzed Business Checking

     Account number         0001-042424  Beginning balance                $0.00
     Enclosures                     586  Total additions          29,655,029.91
     Low balance                  $0.00  Total subtractions       29,655,029.91
                                                                  -------------
     Average balance              $0.00  Ending balance                   $0.00


DEBITS
     Date          Description                                                                           Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposited Item Rtned                                                                        340.50
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Adjustment                                                                           20.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Automatic Transfer                                                                    5,908,994.94
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposited Item Rtned                                                                      1,443.36
     ----------------------------------------------------------------------------------------------------------------
     02-03         Debit Memo                                                                                  360.00
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Debit                                                                                     6.13
                      JCBI HI BKCD MDSC 200402 0001484047
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Debit                                                                                     1.43
                      JCBI HI BKCD MDSC 200402 0001290857
     ----------------------------------------------------------------------------------------------------------------
     02-03         Automatic Transfer                                                                      975,780.70
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposited Item Rtned                                                                        239.80
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Adjustment                                                                          198.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         ACH Debit                                                                                    51.66
                      CLARKE AMERICAN CHK ORDER 040131 Y20890900351100
     ----------------------------------------------------------------------------------------------------------------
     02-04         ACH Debit                                                                                    51.66
                      CLARKE AMERICAN CHK ORDER 040131 Y20886000351100


------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report immediately any errors, discrepancies, irregularities or omissions. This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5.   DAILY BALANCE includes all activity up to and including that date.
6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

                                                                  ------------
     o    Ending balance reflected on this statement:                $
                                                                  ------------
     o Add deposits and transfers to this account; not yet reflected on this statement:
     ---------------------------------------------------------------
        Date     Amount     Date     Amount     Date     Amount
     ---------------------------------------------------------------
               $                   $                   $
     ---------------------------------------------------------------
               $                   $                   $
     -------------------------------------------------------------------------
               $                   $                   $           + $
     -------------------------------------------------------------------------

                                                                  ------------
     o    Sub-Total:                                               = $
                                                                  ------------
     o Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
     ---------------------------------------------------------------
        Date     Amount     Date     Amount     Date     Amount
     ---------------------------------------------------------------
               $                   $                   $
     ---------------------------------------------------------------
               $                   $                   $
     -------------------------------------------------------------------------
               $                   $                   $           - $
     -------------------------------------------------------------------------

                                                                  ------------
     o    Current Account Balance:                                 = $
                                                                  ------------
     (For checking accounts, this amount should equal your checkbook register balance.)
------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
 In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

          o    Your name and account number
          o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
          o    Date and dollar amount of the suspected error

 We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
------------------------------------------------------------------------------
 FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
 If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3688
                (TTY for the hearing impaired: l-888-643-9888)
                         American Samoa: 684-633-4226
                       Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------
MEMBER FDIC                                                     [LOGO OMITTED]
                                                             EQUAL OPPORTUNITY
DDA-719 (Rev 11-2003)                                                   LENDER


     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 2 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                           Subtractions
     ----------------------------------------------------------------------------------------------------------------
     02-04         ACH Debit                                                                                    51.66
                      CLARK AMERICAN CHK ORDER 040131 Y2QT72060351100
     ----------------------------------------------------------------------------------------------------------------
     02-04         Automatic Transfer                                                                    4,265,420.22
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588
     ----------------------------------------------------------------------------------------------------------------
     02-04         Automatic Transfer                                                                        2,597.50
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0034036160
     ----------------------------------------------------------------------------------------------------------------
     02-04         Automatic Transfer                                                                    1,060,243.26
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588
     ----------------------------------------------------------------------------------------------------------------
     02-06         Debit Memo                                                                                  200.00
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Debit                                                                                   471.63
                      DISCOVER BUS SVC SETTLEMENT 040205 601101601001736
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Debit                                                                                   163.00
                      DISCOVER BUS SVC SETTLEMENT 040205 601101601001736
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Debit                                                                                     4.37
                      JCBI HI BKCO M DSC 200402 0001370753
     ----------------------------------------------------------------------------------------------------------------
     02-06         Automatic Transfer                                                                    1,574,245.57
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposited Item Rtned                                                                        263.18
     ----------------------------------------------------------------------------------------------------------------
     02-09         Automatic Transfer                                                                    5,776,680.55
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Debit                                                                                   112.60
                      JCBI HI BKCO M DSC 200402 0001290766
     ----------------------------------------------------------------------------------------------------------------
     02-10         Automatic Transfer                                                                    1,073,285.21
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Adjustment                                                                          212.30
     ----------------------------------------------------------------------------------------------------------------
     02-11         Debit Memo                                                                                  100.00
     ----------------------------------------------------------------------------------------------------------------
     02-11         ACH Debit                                                                                    22.82
                      CLARK AMERICAN CHK ORDER 040207 Y28708310351100
     ----------------------------------------------------------------------------------------------------------------
     02-11         Automatic Transfer                                                                    4,243,176.99
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588
     ----------------------------------------------------------------------------------------------------------------
     02-12         Automatic Transfer                                                                    2,107,000.83
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588
     ----------------------------------------------------------------------------------------------------------------
     02-13         Debit Memo                                                                                  100.00
     ----------------------------------------------------------------------------------------------------------------
     02-13         Automatic Transfer                                                                    2,663,190.04
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588



CREDITS
     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-02         Wire transfer Credit                                                                  2,761,969.60
                      BOH FUNDS TRANSFER 020204 0402020000770702




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 3 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-02         ACH Credit                                                                            1,536,669.84
                      AMERICAN EXPRESS SETTLEMENT 040202 7992400143
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000336                488,988.42
     ----------------------------------------------------------------------------------------------------------------
     02-02         Wire Transfer Credit                                                                    416,684.07
                      BOH FUNDS TRANSFER 020204 040202000060702
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000335                198,627.17
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000335                131,477.42
     ----------------------------------------------------------------------------------------------------------------
     02-02         Credit Memo                                                                             79,875.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Wire Transfer Credit                                                                    56,520.55
                      BOH FUNDS TRANSFER 020204 040202000352702
                      IP11289040408467
     ----------------------------------------------------------------------------------------------------------------
     02-02         Wire Transfer Credit                                                                     36,250.11
                      BOH FUNDS TRANSFER 020204 040202000663702
                      SWF IF 04/02/02
     ----------------------------------------------------------------------------------------------------------------
     02-02         ACH Credit                                                                               28,913.63
                      DISCOVER BUS SVC SETTLEMENT 040130 601104601001736
     ----------------------------------------------------------------------------------------------------------------
     02-02         Wire Transfer Credit                                                                     26,961.50
                      BOH FUNDS TRANSFER 020204 040202000987702
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000681                 20,064.60
     ----------------------------------------------------------------------------------------------------------------
     02-02         Wire Transfer Credit                                                                      8,786.75
                      BOH FUNDS TRANSFER 020204 040202000164702
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000681                  7,162.96
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  6,120.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  6,016.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Wire Transfer Credit                                                                      5,616.17
                      BOH FUNDS TRANSFER 020204 040202001400702
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  5,426.64
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000336                  5,067.57
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  4,158.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000679                  3,523.91
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000681                  3,420.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  3,057.91
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  2,921.80
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000679                  2,589.24
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  2,576.17
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000679                  2,551.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  2,425.92
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000461                  2,345.45
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  2,246.31
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  2,090.20
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000441                  2,069.50
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000441                  1,939.30
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000441                  1,857.22
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000441                  1,681.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  1,637.11
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  1,623.79
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  1,572.78
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  1,502.06




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 4 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000679                  1,451.19
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  1,262.94
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  1,239.60
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000461                  1,207.18
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000441                  1,145.34
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000451                  1,119.50
     ----------------------------------------------------------------------------------------------------------------
     02-02         ACH Credit                                                                                1,037.48
                      KAUAI PASSENGER TELECHECK 040202 05764731
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                  1,017.02
     ----------------------------------------------------------------------------------------------------------------
     02-02         ACH Credit                                                                                  992.79
                      HONOLULU STN PAX TELECHECK 040202 05712512
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    988.20
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    920.60
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    813.50
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000461                    802.61
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000461                    795.58
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000422                    774.67
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    768.52
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    749.22
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    746.44
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    717.74
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    710.70
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000451                    682.20
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000681                    656.44
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000441                    650.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000422                    603.37
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    600.20
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000461                    561.40
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000442                    523.03
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    520.76
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000441                    515.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000441                    491.28
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000461                    480.06
     ----------------------------------------------------------------------------------------------------------------
     02-02         ATM Deposit                                                  00000000424                    453.54
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000451                    452.20
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    437.60
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000441                    422.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    418.65
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000681                    411.91
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    395.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000442                    366.69
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000451                    355.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    345.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    332.20
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    310.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000452                    295.84
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000461                    290.70
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    250.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    240.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         ACH Credit                                                                                  235.03
                      ALA MOANA TICKET TELECHECK 040202 05712517




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 5 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000452                    229.70
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    218.90
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000451                    217.60
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    208.12
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000452                    202.72
     ----------------------------------------------------------------------------------------------------------------
     02-02         ACH Credit                                                                                  175.60
                      HILO SALES 636 TELECHECK 040202 05781608
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    167.36
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    150.60
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    146.60
     ----------------------------------------------------------------------------------------------------------------
     02-02         ATM Deposit                                                  00000000424                    133.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    125.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         ACH Credit                                                                                  107.20
                      KAHULUI PAX NO 4 TELECHECK 040202 05771405
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                    105.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                     93.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000335                     80.02
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000461                     78.24
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                     69.96
     ----------------------------------------------------------------------------------------------------------------
     02-02         ACH Credit                                                                                   60.00
                      HILO PASSENGER 4 TELECHECK 040202 05781604
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                     54.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                     50.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                     34.98
     ----------------------------------------------------------------------------------------------------------------
     02.02         ACH Credit                                                                                   25.00
                      KONA KEAHOLE STA TELECHECK 040202 05781606
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                     25.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000451                     25.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                     15.00
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                     12.75
     ----------------------------------------------------------------------------------------------------------------
     02-02         Deposit Non Teller                                           00000000424                      2.50
     ----------------------------------------------------------------------------------------------------------------
     02-03         Automatic Transfer                                                                       56,957.81
                      TRANSFER FROM CONCENTRATION ACCOUNT
                      0034036160
     ----------------------------------------------------------------------------------------------------------------
     02-03         Wire Transfer Credit                                                                    664,114.71
                      BOH FUNDS TRANSFER 020304 040203000522702
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000335                101,264.35
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000335                 35,430.42
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                               31,982.75
                      DISCOVER BUS SVC SETTLEMENT 040131 601101601001736
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000681                 15,992.40
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000655                  6,202.00
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000432                  5,435.38
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000441                  4,633.41
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                  4,625.08
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                  3,812.00
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                  3,697.68
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                  3,673.08
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                3,590.66
                      ALA MOANA TICKET TELECHECK 040203 05712517
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000461                  2,390.96




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 6 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000432                  2,321.36
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000432                  2,148.31
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000679                  1,774.64
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000422                  1,686.24
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000442                  1,608.72
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000432                  1,494.80
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                  1,446.86
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000461                  1,309.76
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000679                  1,248.25
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                  1,210.55
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                  1,106.88
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000432                    997.11
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000432                    965.00
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000422                    962.26
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000422                    884.45
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000679                    861.20
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000432                    681.90
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000432                    654.80
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000441                    635.00
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                    586.38
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                  571.00

                      KAUAI PASSENGER TELECHECK 040203 05764731
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                    562.40
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000452                    503.50
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000451                    486.48
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                  480.40
                      KAUAI PASSENGER TELECHECK 040203 05764731
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                  429.40
                      KAHULUI PAX NO 4 TELECHECK 040203 05771405
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000461                    399.22
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                    375.00
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                  362.60
                      HILO PASSENGER 4 TELECHECK 040203 05781604
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000432                    360.00
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000432                    356.80
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                  328.98
                      ALA MOANA TICKET TELECHECK 040203 05712517
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                    322.30
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                  300.00
                      KAUAI PASSENGER TELECHECK 040203 05764731
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000335                    281.35
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                    265.00
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                    257.40
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                    250.00
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                    237.00
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                  224.40
                      KONA KEAHOLE STA TELECHECK 040203 05781606
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                  215.20
                      JCBI HI BKCD DEPST 200402 0001484047
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                  189.20
                      HILO PASSENGER 4 TELECHECK 040203 05781604




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 7 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                  184.98
                      KAHULUI PAX NO 4 TELECHECK 040203 05771405
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000422                    154.50
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                    152.21
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000461                    148.72
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                  135.58
                      KONA KEAHOLE STA TELECHECK 040203 05781606
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000451                    100.60
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                   86.60
                      MOLOKAI STATION TELECHECK 040203 05771408
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                   79.10
                      HILO SALES 636 TELECHECK 040203 05781608
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                   76.60
                      KAHULUI PAX NO 4 TELECHECK 040203 05771405
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000432                     73.27
     ----------------------------------------------------------------------------------------------------------------
     02-03         Customer Deposit                                             00000000445                     60.53
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                     60.00
     ----------------------------------------------------------------------------------------------------------------
     02-03         ACH Credit                                                                                   50.00
                      JCBI HI BKCD DEPST 200402 0001290857
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000442                     47.26
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                     31.88
     ----------------------------------------------------------------------------------------------------------------
     02-03         Deposit Non Teller                                           00000000424                      5.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Wire Transfer Credit                                                                  2,408,804.16
                      BOH FUNDS TRANSFER 020404 040204000232702
                      ARC 173
     ----------------------------------------------------------------------------------------------------------------
     02-04         Wire Transfer Credit                                                                    616,852.03
                      BOH FUNDS TRANSFER 020404 040204000422702
     ----------------------------------------------------------------------------------------------------------------
     02-04         Wire Transfer Credit                                                                    439,816.95
                      BOH FUNDS TRANSFER 020404 040204000059702
                      000002186
     ----------------------------------------------------------------------------------------------------------------
     02-04         Wire Transfer Credit                                                                    400,000.00
                      BOH FUNDS TRANSFER 020404 040204000068702
                      245TTJ-20248950
     ----------------------------------------------------------------------------------------------------------------
     02-04         ACH Credit                                                                              274,904.46
                      DISCOVER BUS SVC SETTLEMENT 040203 601101601001736
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000681                 53,866.60
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000335                 28,780.64
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000681                  4,550.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                  4,323.70
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                  4,256.86
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                  3,847.10
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                  3,264.90
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                  2,826.40
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                  2,302.41
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000432                  1,575.52
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000452                  1,187.23
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000441                  1,126.84
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000432                  1,055.80
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000679                  1,023.18
     ----------------------------------------------------------------------------------------------------------------
     02-04         ACH Credit                                                                                1,013.40
                      KONA KEAHOLE STA TELECHECK 040204 05781606




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 8 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000679                  1,010.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000441                    989.49
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000679                    892.78
     ----------------------------------------------------------------------------------------------------------------
     02-04         Customer Deposit                                             00000000636                    882.82
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                    852.68
     ----------------------------------------------------------------------------------------------------------------
     02-04         Customer Deposit                                             00000000636                    839.10
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000679                    722.20
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000441                    605.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Customer Deposit                                             00000000636                    593.30
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000451                    520.62
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                    501.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000422                    452.64
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000451                    386.80
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000442                    338.61
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000422                    335.07
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000681                    330.69
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                    306.40
     ----------------------------------------------------------------------------------------------------------------
     02-04         ACH Credit                                                                                  300.28
                      KAHULUI PAX NO 4 TELECHECK 040204 05771405
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                    285.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                    274.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000461                    273.68
     ----------------------------------------------------------------------------------------------------------------
     02-04         ACH Credit                                                                                  201.20
                      HILO SALES 636 TELECHECK 040204 05781608
     ----------------------------------------------------------------------------------------------------------------
     02-04         ACH Credit                                                                                  191.14
                      ALA MOANA TICKET TELECHECK 040204 05712517
     ----------------------------------------------------------------------------------------------------------------
     02-04         ACH Credit                                                                                  184.20
                      KAUAI PASSENGER TELECHECK 040204 05764731
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                    183.20
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                    165.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000432                    127.70
     ----------------------------------------------------------------------------------------------------------------
     02-04         Customer Deposit                                             00000000636                     97.50
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                     68.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                     52.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         ACH Credit                                                                                   50.00
                      HILO PASSENGER 4 TELECHECK 040204 05781604
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                     50.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Customer Deposit                                             00000000445                     38.02
     ----------------------------------------------------------------------------------------------------------------
     02-04         Customer Deposit                                             00000000445                     33.70
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                     30.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                     30.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Deposit Non Teller                                           00000000424                     30.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Customer Deposit                                             00000000636                      5.00
     ----------------------------------------------------------------------------------------------------------------
     02-04         Customer Deposit                                             00000000444                      2.50
     ----------------------------------------------------------------------------------------------------------------
     02-05         Automatic Transfer                                                                        7,276.85
                      TRANSFER FROM CONCENTRATION ACCOUNT
     ----------------------------------------------------------------------------------------------------------------
     02-05         Wire Transfer Credit                                                                    794,561.08
                      BOH FUNDS TRANSFER 020504 040205000654702
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000335                122,132.19





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                               Page 9 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-05         Wire Transfer Credit                                                                     39,839.00
                      BOH FUNDS TRANSFER 020604 040205000118702
     ----------------------------------------------------------------------------------------------------------------
     02-05         ACH Credit                                                                               30,780.36
                      DISCOVER BUS SVC SETTLEMENT 040204 601101601001736
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000681                  7,413.20
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                  5,396.00
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                  4,913.67
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000432                  3,397.25
     ----------------------------------------------------------------------------------------------------------------
     02-05         Wire Transfer Credit                                                                      3,275.63
                      BOH FUNDS TRANSFER 020504 040205000058702
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000655                  3,176.00
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000441                  2,907.94
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000679                  2,522.11
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                  2,282.68
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000655                  2,075.00
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000461                  1,849.87
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                  1,802.66
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                  1,633.28
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000441                  1,441.10
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000432                  1,409.34
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000422                  1,393.26
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                  1,306.50
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000461                  1,182.78
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                  1,102.50
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000336                  1,067.17
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                    976.20
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                    928.54
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000461                    901.91
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000461                    898.01
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000679                    861.62
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000442                    778.95
     ----------------------------------------------------------------------------------------------------------------
     02-05         ACH Credit                                                                                  760.88
                      ALA MOANA TICKET TELECHECK 040204 05712517
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000441                    725.00
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000461                    682.09
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000432                    605.84
     ----------------------------------------------------------------------------------------------------------------
     02-05         ACH Credit                                                                                  507.60
                      HILO PASSENGER 4 TELECHECK 040205 05781604
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000461                    505.65
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           000000681                      480.00
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000422                    412.84
     ----------------------------------------------------------------------------------------------------------------
     02-05         ACH Credit                                                                                  400.02
                      KAHULUI PAX NO 4 TELECHECK 040205 05771405
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000451                    383.90
     ----------------------------------------------------------------------------------------------------------------
     02-05         ACH Credit                                                                                  383.00
                      KAUAI PASSENGER TELECHECK 040205 05764731
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000336                    375.00
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                    350.10
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                    335.00





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 10 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000451                    328.80
     ----------------------------------------------------------------------------------------------------------------
     02-05         ACH Credit                                                                                  275.00
                      KONA KEAHOLE STA TELECHECK 040205 05781606
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000432                    200.00
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000681                    197.96
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000461                    166.74
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                    125.00
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                    120.00
     ----------------------------------------------------------------------------------------------------------------
     02-05         Customer Deposit                                             00000000444                    114.06
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                    112.00
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000452                     72.28
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000214                     43.80
     ----------------------------------------------------------------------------------------------------------------
     02-05         ACH Credit                                                                                   33.00
                      HILO SALES 636 TELECHECK 040205 05781608
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                     25.00
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000336                     15.00
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                     12.75
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000336                      9.80
     ----------------------------------------------------------------------------------------------------------------
     02-05         Deposit Non Teller                                           00000000424                      2.50
     ----------------------------------------------------------------------------------------------------------------
     02-06         Automatic Transfer                                                                       48,022.50
                      TRANSFER FROM CONCENTRATION ACCOUNT
                      0034036160
     ----------------------------------------------------------------------------------------------------------------
     02-06         Interest Transfer                                                                             2.34
                      FROM ACCT NO. 0006-000673 FROM CD NO.
                      0000-000001
     ----------------------------------------------------------------------------------------------------------------
     02-06         Wire Transfer Credit                                                                    818,845.52
                      BOH FUNDS TRANSFER 0020604 040206000348702
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000335                400,769.59
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000335                117,613.25
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000335                 39,566.53
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Credit                                                                               38,313.39
                      DISCOVER BUS SVC SETTLEMENT 040206 601101601001736
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Credit                                                                               30,929.95
                      USPS ST. LOUIS CONTRACTS 040206
                      990042880EA0000
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000681                 10,984.54
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                  7,270.00
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Credit                                                                                6,735.39
                      USPS ST. LOUIS CONTRACTS 040206
                      990042880EA0000
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000679                  5,214.33
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000679                  4,671.45
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                  4,162.03
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                  3,455.54
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                  3,368.92
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                  3,232.70
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Credit                                                                                2,414.53
                      KAHULUI PAX NO 4 TELECHECK 040206 05771405
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000441                  2,341.90
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000441                  2,332.60




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 11 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Credit                                                                                1,982.50
                      HAWAIIAN VAC SEC FEES 020504
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000681                  1,918.40
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                  1,911.92
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Credit                                                                                1,863.12
                      ALA MOANA TICKET TELECHECK 040206 05712517
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000432                  1,836.18
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000652                  1,756.92
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000432                  1,643.52
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000461                  1,607.39
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                  1,597.58
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                  1,258.53
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000481                  1,044.00
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Credit                                                                                  932.25
                      EQUIVA PAYMENTS 040206 022320001 50811
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000336                    927.28
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                    620.76
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000441                    573.00
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Credit                                                                                  563.00
                      HILO PASSENGER 4 TELECHECK 040206 05781604
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000442                    447.42
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Credit                                                                                  414.40
                      KONA KEAHOLE STA TELECHECK 040206 05781606
     ----------------------------------------------------------------------------------------------------------------
     02-06         Wire Transfer Credit                                                                        359.80
                      BOH FUNDS TRANSFER 020604 040206000245702
                      ARC 173
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Credit                                                                                  297.38
                      KAUAI PASSENGER TELECHECK 040206 05764731
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                    260.00
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                    225.12
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                    214.45
     ----------------------------------------------------------------------------------------------------------------
     02-06         ACH Credit                                                                                  153.20
                      JCBI HI BKCD DEPOSIT 200402 0001370758
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000335                     90.22
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000432                     72.20
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                     66.26
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                     65.00
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000681                     55.00
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                     45.00
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                     30.00
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                      3.18
     ----------------------------------------------------------------------------------------------------------------
     02-06         Deposit Non Teller                                           00000000424                      2.50
     ----------------------------------------------------------------------------------------------------------------
     02-09         Automatic Transfer                                                                        2,246.71
                     TRANSFER FROM CONCENTRATION ACCOUNT 0034036160
     ----------------------------------------------------------------------------------------------------------------
     02-09         ACH Credit                                                                            2,683,211.26
                     AMERICAN EXPRESS SETTLEMENT 040209 7992400143
     ----------------------------------------------------------------------------------------------------------------
     02-09         Wire Transfer Credit                                                                  2,035,465.85
                     BOH FUNDS TRANSFER 020904 040209000458702
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000336                511,482.89
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000335                196,351.57





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 12 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000335                119,742.48
     ----------------------------------------------------------------------------------------------------------------
     02-09         Wire Transfer Credit                                                                     77,775.09
                      BOH FUNDS TRANSFER 020904 040209000574702
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000681                 20,471.66
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  7,415.20
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000441                  6,988.50
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  6,835.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  4,958.10
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000441                  4,658.89
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  4,072.68
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  4,023.12
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000679                  3,960.76
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  3,748.26
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000441                  3,624.66
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000441                  3,500.05
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000441                  3,353.52
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  3,319.37
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  3,174.64
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000335                  2,396.58
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000679                  2,245.68
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  2,220.34
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  2,027.32
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  1,929.78
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  1,881.30
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  1,867.90
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000432                  1,801.50
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000422                  1,800.83
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  1,762.98
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  1,661.14
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000681                  1,643.22
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  1,599.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000432                  1,527.38
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  1,390.80
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                  1,273.81
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000432                  1,262.41
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000432                  1,065.82
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000432                  1,044.41
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000451                  1,004.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    990.11
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit on Teller                                            00000000424                    984.54
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    962.92
     ----------------------------------------------------------------------------------------------------------------
     02-09         ACH Credit                                                                                  949.76
                      ALA MOANA TICKET TELECHECK 040209 05712517
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000441                    893.06
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000442                    878.86
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000441                    873.00
     ----------------------------------------------------------------------------------------------------------------
     01-09         Deposit Non Teller                                           00000000452                    859.57
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000679                    805.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         ACH Credit                                                                                  789.30
                      KAUAI PASSENGER TELECHECK 040209 05764731




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 13 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000432                    757.61
     ----------------------------------------------------------------------------------------------------------------
     02-09         ACH Credit                                                                                  652.60
                      KAHULUI PAX NO 4 TELECHECK 040209 05771405
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    650.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000451                    634.61
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    633.51
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000451                    609.50
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000441                    605.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    599.42
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000452                    597.09
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000679                    572.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000336                    566.91
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000441                    527.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    527.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    525.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    518.36
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    516.40
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    505.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    482.31
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    448.20
     ----------------------------------------------------------------------------------------------------------------
     02-09         ACH Credit                                                                                  426.40
                      KONA KEAHOLE STA TELECHECK 040209 05781606
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000451                    418.40
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000422                    406.87
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000422                    398.21
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000422                    368.17
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000451                    346.16
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    344.80
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000451                    332.30
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000451                    278.30
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    234.20
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000679                    201.20
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000442                    191.81
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    174.20
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    153.20
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000452                    137.58
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000451                    135.60
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000432                    126.79
     ----------------------------------------------------------------------------------------------------------------
     02-09         ACH Credit                                                                                  125.25
                      KAHULUI FREIGHT TELECHECK 040209 05771406
     ----------------------------------------------------------------------------------------------------------------
     02-09         Customer Deposit                                             00000000445                    124.40
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    106.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    105.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                    100.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                     92.50
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                     87.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Customer Deposit                                             00000000445                     76.04
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000461                     72.68
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                     72.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                     70.00
     ----------------------------------------------------------------------------------------------------------------
     02-09         Deposit Non Teller                                           00000000424                     65.00




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 14 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-09         Customer Deposit                                             00000000444                     30.71
     ----------------------------------------------------------------------------------------------------------------
     02-09         ACH Credit                                                                                   25.00
                      HILO PASSENGER 4 TELECHECK 040209 06781604
     ----------------------------------------------------------------------------------------------------------------
     02-09         Customer Deposit                                             00000000445                      2.50
     ----------------------------------------------------------------------------------------------------------------
     02-09         Customer Deposit                                             00000000444                      2.50
     ----------------------------------------------------------------------------------------------------------------
     02-10         Wire Transfer Credit                                                                    788,737.62
                      BOH FUNDS TRANSFER 021004 040210000591702
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000335                118,944.58
     ----------------------------------------------------------------------------------------------------------------
     02-10         Credit Memo                                                  00000000422                 79,954.29
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000422                 13,823.32
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000681                  9,610.40
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000432                  5,825.86
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                  4,098.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000656                  3,450.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000461                  2,850.09
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                  2,608.84
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                  2,374.58
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                  2,184.22
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000441                  2,147.08
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                  2,082.54
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000422                  2,080.69
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                  1,802.36
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000461                  1,651.82
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                  1,638.36
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000461                  1,610.32
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000679                  1,581.88
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Credit                                                                                1,456.14
                      ALA MOANA TICKET TELECHECK 040210 05712517
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000461                  1,374.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000461                  1,193.56
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000336                  1,079.50
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000461                  1,072.26
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000441                  1,055.56
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000432                    995.80
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000461                    981.96
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Credit                                                                                  948.80
                      ALA MOANA TICKET TELECHECK 040210 05712517
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                    912.16
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000451                    849.40
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000441                    830.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000335                    781.70
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000461                    779.71
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000679                    778.20
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000681                    731.42
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                    689.60
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000461                    591.01
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000451                    491.34
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                    465.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Credit                                                                                  436.98
                      KAHULUI PAX NO 4 TELECHECK 040210 05771405
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000452                    431.70





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 15 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                    430.88
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000422                    359.79
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                    335.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000422                    333.48
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000681                    328.18
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Credit                                                                                  313.80
                      KONA KEAHOLE STA TELECHECK 040210 05781606
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Credit                                                                                  306.80
                      KAUAI PASSENGER TELECHECK 040210 05764731
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000461                    306.20
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Credit                                                                                  303.80
                      KAHULUI PAX NO 4 TELECHECK 040210 05771405
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Credit                                                                                  301.80
                      HILO PASSENGER 4 TELECHECK 040210 05781604
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                    295.80
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Credit                                                                                  225.20
                      HILO PASSENGER 4 TELECHECK 040210 05781604
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                    220.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Credit                                                                                  201.20
                      HILO PASSENGER 4 TELECHECK 040210 05781604
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000679                    200.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                    194.96
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000432                    160.38
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000442                    120.54
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000432                    100.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                     98.10
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000461                     53.31
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Credit                                                                                   50.00
                      KONA KEAHOLE STA TELECHECK 040210 05781606
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000335                     50.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                     34.98
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000336                     30.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                     25.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                     20.00
     ----------------------------------------------------------------------------------------------------------------
     02-10         Deposit Non Teller                                           00000000424                     12.75
     ----------------------------------------------------------------------------------------------------------------
     02-10         ACH Credit                                                                                    3.21
                      JCBI HI BKCD M DSC 200402 0001290766
     ----------------------------------------------------------------------------------------------------------------
     02-11         Automatic Transfer                                                                       29,271.98
                      TRANSFER FROM CONCENTRATION ACCOUNT 0034036160
     ----------------------------------------------------------------------------------------------------------------
     02-11         Wire Transfer Credit                                                                  2,571,434.67
                      BOH FUNDS TRANSFER 021104 040211000140702
                      ARC 173
     ----------------------------------------------------------------------------------------------------------------
     02-11         Wire Transfer Credit                                                                    859,921.35
                      BOH FUNDS TRANSFER 021104 040211000366702
     ----------------------------------------------------------------------------------------------------------------
     02-11         Wire Transfer Credit                                                                    377,017.43
                      BOH FUNDS TRANSFER 021104 040211000022702
     ----------------------------------------------------------------------------------------------------------------
     02-11         ACH Credit                                                                              121,195.72
                      DISCOVER BUS SVC SETTLEMENT 040210 601101601001736




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 16 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-11         ACH Credit                                                                               64,425.55
                      DISCOVER BUS SVC SETTLEMENT 040210 601101601001736
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000335                 62,493.82
     ----------------------------------------------------------------------------------------------------------------
     02-11         Wire Transfer Credit                                                                     60,395.01
                      BOH FUNDS TRANSFER 021104 040211000170702
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000681                 45,016.78
     ----------------------------------------------------------------------------------------------------------------
     02-11         Customer Deposit                                             00000000636                  5,432.73
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                  5,041.00
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                  3,037.52
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000451                  2,930.47
     ----------------------------------------------------------------------------------------------------------------
     02-11         Customer Deposit                                             00000000636                  2,824.69
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000679                  2,820.34
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000679                  2,238.76
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000432                  2,031.42
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                  1,943.00
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000441                  1,898.58
     ----------------------------------------------------------------------------------------------------------------
     02-11         Customer Deposit                                             00000000636                  1,856.30
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                  1,731.26
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000441                  1,718.33
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                  1,665.00
     ----------------------------------------------------------------------------------------------------------------
     02-11         Customer Deposit                                             00000000636                  1,594.80
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                  1,495.34
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                  1,385.64
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000681                  1,259.79
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000432                  1,020.30
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                    998.10
     ----------------------------------------------------------------------------------------------------------------
     02-11         Customer Deposit                                             00000000444                    788.32
     ----------------------------------------------------------------------------------------------------------------
     02-11         Customer Deposit                                             00000000636                    733.81
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000441                    669.00
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000451                    621.03
     ----------------------------------------------------------------------------------------------------------------
     02-11         ACH Credit                                                                                  564.70
                      ALA MOANA TICKET TELECHECK 040211 05712517
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000442                    548.63
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                    498.04
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000681                    428.76
     ----------------------------------------------------------------------------------------------------------------
     02-11         ACH Credit                                                                                  391.20
                      KAUAI PASSENGER TELECHECK 040211 05764731
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000422                    304.65
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                    298.60
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                    245.00
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000432                    236.25
     ----------------------------------------------------------------------------------------------------------------
     02-11         ACH Credit                                                                                  185.00
                      KAHULUI PAX NO 4 TELECHECK 040211 05771405
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                    150.00
     ----------------------------------------------------------------------------------------------------------------
     02-11         ACH Credit                                                                                  149.00
                      EQUIVA PAYMENTS 040211 0223200151111
     ----------------------------------------------------------------------------------------------------------------
     02-11         Customer Deposit                                             00000000444                    145.08
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000679                    115.00
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000452                     82.81
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                     75.00
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                     46.00





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 17 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                     45.00
     ----------------------------------------------------------------------------------------------------------------
     02-11         Customer Deposit                                             00000000445                     38.02
     ----------------------------------------------------------------------------------------------------------------
     02-11         Customer Deposit                                             00000000445                     30.00
     ----------------------------------------------------------------------------------------------------------------
     02-11         Deposit Non Teller                                           00000000424                     27.50
     ----------------------------------------------------------------------------------------------------------------
     02-12         Automatic Non Teller                                                                     41,919.11
                      TRANSFER FROM CONCENTRATION ACCOUNT
                      0034036160
     ----------------------------------------------------------------------------------------------------------------
     02-12         Wire Transfer Credit                                                                    919,549.01
                      BOH FUNDS TRANSFER 021204 040212000595702
     ----------------------------------------------------------------------------------------------------------------
     02-12         Wire Transfer Credit                                                                    645,617.00
                      BOH FUNDS TRANSFER 021204 040212001299702
                      MAIL OF 04/12/12
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000335                301,384.08
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000335                 75,324.42
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000335                 23,076.93
     ----------------------------------------------------------------------------------------------------------------
     02-12         ACH Credit                                                                               21,137.33
                   DISCOVER BUS SVC SETTLEMENT 040211601101601001736
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000681                 19,711.32
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000681                  5,571.70
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                  5,217.75
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                  4,460.10
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                  3,723.72
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000461                  3,144.62
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000441                  3,141.52
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000422                  2,568.71
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000432                  2,448.93
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                  2,383.14
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000679                  2,378.33
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000652                  2,149.00
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                  2,112.80
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                  1,790.98
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000681                  1,351.40
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                  1,322.96
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000679                  1,249.04
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000441                  1,180.00
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000432                  1,163.77
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                  1,140.03
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                    983.65
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000441                    935.00
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000461                    728.60
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000336                    685.58
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000441                    667.52
     ----------------------------------------------------------------------------------------------------------------
     02-12         ACH Credit                                                                                  614.80
                      ALA MOANA TICKET TELECHECK 040212 05712517
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000461                    586.90
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                    525.00
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000442                    506.31
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000451                    462.38
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000422                    447.39
     ----------------------------------------------------------------------------------------------------------------
     02-12         ACH Credit                                                                                  406.42
                      KAHULUI PAX NO 4 TELECHECK 040212 05771405





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 18 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                    385.00
     ----------------------------------------------------------------------------------------------------------------
     02-12         ACH Credit                                                                                  353.21
                      KAUAI PASSENGER TELECHECK 040212 05784731
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                    324.80
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000451                    312.00
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                    250.00
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000335                    229.02
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000461                    224.60
     ----------------------------------------------------------------------------------------------------------------
     02-12         ACH Credit                                                                                  212.30
                      HILO SALES 636 TELECHECK 040212 05781608
     ----------------------------------------------------------------------------------------------------------------
     02-12         ACH Credit                                                                                  184.20
                      HONOLULU STN PAX TELECHECK 040212 05712512
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000452                    175.39
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000461                    158.20
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000432                    100.00
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                    100.00
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                     75.00
     ----------------------------------------------------------------------------------------------------------------
     02-12         ACH Credit                                                                                   50.00
                      KONA KEAHOLE STA TELECHECK 040212 057816060
     ----------------------------------------------------------------------------------------------------------------
     02-12         Credit Memo                                                                                  32.33
     ----------------------------------------------------------------------------------------------------------------
     02-12         Customer Deposit                                             00000000444                     22.51
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000424                     15.01
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000336                     15.00
     ----------------------------------------------------------------------------------------------------------------
     02-12         Deposit Non Teller                                           00000000336                     15.00
     ----------------------------------------------------------------------------------------------------------------
     02-13         Automatic Non Teller                                                                     77,117.58
                      TRANSFER FROM CONCENTRATION ACCOUNT
                      0034036160
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000335              1,278,272.99
     ----------------------------------------------------------------------------------------------------------------
     02-13         Wire Transfer Credit                                                                  1,000,857.03
                      BOH FUNDS TRANSFER 021304 040213000819702
     ----------------------------------------------------------------------------------------------------------------
     02-13         Wire Transfer Credit                                                                     85,380.01
                      BOH FUNDS TRANSFER 021304 040213000845702
                      01040213002156RN
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000681                 54,235.82
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000335                 28,060.32
     ----------------------------------------------------------------------------------------------------------------
     02-13         ACH Credit                                                                               24,211.59
                      USPS ST. LOUIS CONTRACTS 040213
                      990042880EA0000
     ----------------------------------------------------------------------------------------------------------------
     02-13         Wire Transfer Credit                                                                     21,927.82
                      BOH FUNDS TRANSFER 021304 040213000090702
                      000002226
     ----------------------------------------------------------------------------------------------------------------
     02-13         ACH Credit                                                                               18,863.05
                      SPRINT 127085 040212 HAWAIIAN AIRLINES
                      INC
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000681                 16,247.60
     ----------------------------------------------------------------------------------------------------------------
     02-13         ACH Credit                                                                                5,385.96
                      USPS ST. LOUIS CONTRACTS 040213
                      990042880EA0000
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                  5,376.00




     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 19 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-13         Wire Transfer Credit                                                                      4,892.00
                      BOH FUNDS TRANSFER 021304 040213000556702
                      ARC 173
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000655                  4,627.00
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                  3,959.52
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                  3,007.62
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                  2,650.56
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                  2,079.78
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000441                  2,057.91
     ----------------------------------------------------------------------------------------------------------------
     02-13         Customer Deposit                                             00000000432                  1,953.45
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                  1,809.21
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000461                  1,502.78
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000679                  1,477.58
     ----------------------------------------------------------------------------------------------------------------
     02-13         Customer Deposit                                             00000000432                  1,410.55
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000655                  1,350.00
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000461                  1,321.73
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000441                  1,295.42
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                    963.00
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000681                    869.24
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000461                    806.12
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                    718.67
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000442                    704.71
     ----------------------------------------------------------------------------------------------------------------
     02-13         ACH Credit                                                                                  651.60
                      KONA KEAHOLE STA TELECHECK 040213 05781606
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                    635.00
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000422                    600.43
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000441                    574.00
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000679                    513.14
     ----------------------------------------------------------------------------------------------------------------
     02-13         Customer Deposit                                             00000000432                    490.80
     ----------------------------------------------------------------------------------------------------------------
     02-13         ACH Credit                                                                                  468.40
                      KAUAI PASSENGER TELECHECK 040213 05764731
     ----------------------------------------------------------------------------------------------------------------
     02-13         ACH Credit                                                                                  420.58
                      ALA MOANA TICKET TELECHECK 040213 05712517
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                    405.68
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                    354.10
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                    353.68
     ----------------------------------------------------------------------------------------------------------------
     02-13         ACH Credit                                                                                  346.90
                      KAHULUI PAX NO 4 TELECHECK 040213 05771405
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                    339.30
     ----------------------------------------------------------------------------------------------------------------
     02-13         ACH Credit                                                                                  298.00
                      EQUIVA PAYMENTS 040213 02232000151294
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000422                    218.95
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                    200.00
     ----------------------------------------------------------------------------------------------------------------
     02-13         Customer Deposit                                             00000000444                    173.20
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                    145.00
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000461                    127.65
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                    125.00
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000679                    110.00
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                     79.38
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000679                     76.60
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000681                     72.40





     [Logo Omitted] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                                              Page 20 of 20
     February 15, 2004                                                                                    0001-042424

     Date          Description                                                                              Additions
     ----------------------------------------------------------------------------------------------------------------
     02-13         Customer Deposit                                             00000000444                     65.11
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000461                     50.00
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                      2.50
     ----------------------------------------------------------------------------------------------------------------
     02-13         Deposit Non Teller                                           00000000424                      0.02



DAILY BALANCES

     Date                        Amount          Date                    Amount          Date                    Amount
     ----------------------------------          ------------------------------          ------------------------------
     01-31                         0.00          02-05                     0.00          02-11                     0.00
     ----------------------------------          ------------------------------          ------------------------------
     02-02                         0.00          02-06                     0.00          02-12                     0.00
     ----------------------------------          ------------------------------          ------------------------------
     02-03                         0.00          02-09                     0.00          02-13                     0.00
     ----------------------------------          ------------------------------
     02-04                         0.00          02-10                     0.00
     ----------------------------------          ------------------------------


[Logo Omitted] Bank of Hawaii                     Statement of Account

Last statement:  February 15, 2004                Account: 0001-042424
This statement:  February 29, 2004                Page 1 of 20
Total days in statement period:  14               Number of Enclosures:  (612)

                                                  Direct inquiries to:
                                                  888-643-3888

HAWAIIAN AIRLINES INC                             BANK OF HAWAII
COLLECTION ACCOUNT                                P.O. BOX 2900
PO BOX 29906                                      HONOLULU, HI  96846
HONOLULU, HI  96820

     ---------------------------------------------------------------

     PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

     ---------------------------------------------------------------

Analyzed Business Checking

     Account number      0001-042424    Beginning balance                $0.00
     Enclosures                  612    Total additions          29,304,552.04
     Low balance               $0.00    Total subtractions       29,304,552.04
                                                                 -------------
     Average balance           $0.00    Ending balance                    $.00




CHECKS
     Number      Date          Amount       Number        Date         Amount
     --------------------------------       ---------------------------------
     461         02-27          5.00
     -------------------------------

DEBITS
     Date       Description                                      Subtractions
     ------------------------------------------------------------------------
     02-17      Deposited Item Rtned                                   200.00
     ------------------------------------------------------------------------
     02-17      Deposited Item Rtned                                   156.50
     ------------------------------------------------------------------------
     02-17      ACH Debit                                              519.79
                   DISCOVER BUS SVC SETTLEMENT 040213601101601001736
     ------------------------------------------------------------------------
     02-17      Automatic Transfer                               6,386,935.02
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
     ------------------------------------------------------------------------
     02-18      Debit Memo                                             505.00
     ------------------------------------------------------------------------
     02-18      Debit Memo                                              35.00
     ------------------------------------------------------------------------
     02-18      Automatic Transfer                               4,492,222.69
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
     ------------------------------------------------------------------------
     02-19      ACH Debit                                               22.82
                  CLARKE AMERICAN CHK ORDER 040214 Y2WU02140351100

------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report immediately any errors, discrepancies, irregularities or omissions. This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5.   DAILY BALANCE includes all activity up to and including that date.
6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

                                                                  ------------
     o    Ending balance reflected on this statement:                $
                                                                  ------------
     o Add deposits and transfers to this account; not yet reflected on this statement:
     ---------------------------------------------------------------
        Date     Amount     Date     Amount     Date     Amount
     ---------------------------------------------------------------
               $                   $                   $
     ---------------------------------------------------------------
               $                   $                   $
     -------------------------------------------------------------------------
               $                   $                   $          + $
     -------------------------------------------------------------------------

                                                                  ------------
     o    Sub-Total:                                              = $
                                                                  ------------
     o Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:

     --------------------------------------------------------------------------------
     Date/Check No.   Amount   Date/Check No.   Amount   Date/Check No.   Amount
     --------------------------------------------------------------------------------
                     $                        $                         $
     --------------------------------------------------------------------------------
                     $                        $                         $
     --------------------------------------------------------------------------------------------
                     $                        $                         $           - $
     --------------------------------------------------------------------------------------------

                                                                                    -------------
     o    Current Account Balance                                                   = $
                                                                                    -------------

     (For checking accounts, this amount should equal your checkbook register balance.)
------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
 In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

          o    Your name and account number
          o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
          o    Date and dollar amount of the suspected error

 We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
------------------------------------------------------------------------------
 FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
 If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3688
                (TTY for the hearing impaired: l-888-643-9888)
                         American Samoa: 684-633-4226
                       Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------
MEMBER FDIC                                                     [LOGO OMITTED]
                                                             EQUAL OPPORTUNITY
DDA-719 (Rev 11-2003)                                                   LENDER

HAWAIIAN AIRLINES INC                                             Page 2 of 20
February 29, 2004                                                  0001-042424


     Date       Description                                       Subtractions
     -------------------------------------------------------------------------
     02-19      ACH Debit                                                 2.28
                  JCBI HI BKCD M DSC 200402 0001290857
     -------------------------------------------------------------------------
     02-19      Automatic Transfer                                1,487,268.19
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
     -------------------------------------------------------------------------
     02-20      ACH Debit                                                 0.43
                  JCBI HI BKCD M DSC 200402 0001290808
     -------------------------------------------------------------------------
     02-20      Automatic Transfer                                2,421,623.16
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
     -------------------------------------------------------------------------
     02-23      Deposit Item Rtned                                      100.00
     -------------------------------------------------------------------------
     02-23      Automatic Transfer                                5,240,161.75
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
     -------------------------------------------------------------------------
     02-24      Deposit Adjustment                                       80.00
     -------------------------------------------------------------------------
     02-24      Automatic Transfer                                1,039,555.47
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
     -------------------------------------------------------------------------
     02-25      Deposit Item Rtned                                      172.20
     -------------------------------------------------------------------------
     02-25      ACH Debit                                                22.24
                  JCBI HI BKCD M DSC 200402 0001484047
     -------------------------------------------------------------------------
     02-25      Automatic Transfer                                4,465,520.64
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
     -------------------------------------------------------------------------
     02-26      Deposit Item Rtned                                      153.20
     -------------------------------------------------------------------------
     02-26      Debit Memo                                              100.00
     -------------------------------------------------------------------------
     02-26      ACH Debit                                               467.98
                  DISCOVER BUS SVC SETTLEMENT 040225 601101601001736
     -------------------------------------------------------------------------
     02-26      Automatic Transfer                                2,574,957.20
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
     -------------------------------------------------------------------------
     02-27      Deposit Item Rtned                                      286.80
     -------------------------------------------------------------------------
     02-27      ACH Debit                                                15.95
                JCBI HI BKCD M DSC 200402 0001484047
     -------------------------------------------------------------------------
     02-27      Automatic Transfer                                1,193,412.73
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028588


CREDITS
     Date       Description                                          Additions
     -------------------------------------------------------------------------
     02-17      Wire Transfer Credit                              3,041,333.31
                   BOH FUNDS TRANSFER 021704 040217000916702
     -------------------------------------------------------------------------
     02-17      ACH Credit                                        1,753,205.25
                 AMERICAN EXPRESS SETTLEMENT 040216 7992400143
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000336           565,667.01
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000335           197,241.63
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000335           159,542.84
     -------------------------------------------------------------------------
     02-17      Wire Transfer Credit                                152,697.59
                   BOH FUNDS TRANSFER 021704 040217000097702

HAWAIIAN AIRLINES INC                                             Page 3 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                         Additions
     -------------------------------------------------------------------------
     02-17      Wire Transfer Credit                               109,347.14
                     BOH FUNDS TRANSFER 021704 040217001023702
     -------------------------------------------------------------------------
     02-17      ACH Credit                                         108,065.65
                     DISCOVER BUS SVC SETTLEMENT 040213 601101601001736
     -------------------------------------------------------------------------
     02-17      Credit Memo                                         79,875.00
     -------------------------------------------------------------------------
     02-17      Wire Transfer Credit                                58,997.59
                   BOH FUNDS TRANSFER 021704 040217000259702
                   SWF OF 04/02/16
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            7,623.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            6,867.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000681            6,600.62
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            5,874.42
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            5,745.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000681            5,335.40
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            4,937.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000441            4,523.26
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000681            4,451.60
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000681            4,370.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            3,994.80
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000441            3,366.70
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            3,023.86
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            2,734.84
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            2,687.78
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            2,604.68
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            2,531.41
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            2,273.27
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000441            2,049.26
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000432            1,956.58
     -------------------------------------------------------------------------
     02-17      ACH Credit                                           1,932.20
                  KONA KEAHOLE STA TELECHECK 040217 05781606
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,892.00
     -------------------------------------------------------------------------
     02-17      ACH Credit                                           1,846.02
                  ALA MOANA TICKET TELECHECK 040217 05712517
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,844.60
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,811.50
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,807.34
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,713.16
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,666.76
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,586.05
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000441            1,568.06
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,554.75
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000681            1,492.24
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,468.61
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000432            1,441.40
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,416.64
     -------------------------------------------------------------------------
     02-17      ACH Credit                                           1,382.18
                  ALA MOANA TICKET TELECHECK 040217 05712517
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000432            1,300.87
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000679            1,297.19
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000461            1,269.02
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,202.30
     -------------------------------------------------------------------------

HAWAIIAN AIRLINES INC                                             Page 4 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                         Additions
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000451            1,178.60
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,155.62
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000451            1,140.14
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,136.48
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000441            1,131.10
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000679            1,095.03
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,079.20
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424            1,044.10
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000441            1,023.10
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000441              986.45
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              974.18
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000432              960.70
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000432              954.20
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000679              928.36
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000441              910.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000451              811.73
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              800.70
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              800.40
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000422              748.91
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              713.70
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              690.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000441              664.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000679              662.10
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000441              660.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000441              647.92
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000679              640.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000422              634.46
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             630.78
                  KONA KEAHOLE STA TELECHECK 040217 05781606
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              624.40
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000442              617.97
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000432              613.25
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000441              580.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              579.80
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000432              578.01
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              575.40
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000336              562.02
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              549.92
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000432              540.00
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             535.60
                  KAUAI PASSENGER TELECHECK 040217 05764731
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000432              513.10
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              505.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              495.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000451              481.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000461              480.33
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              465.00
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             464.00
                  KAHULUI PAX NO 4 TELECHECK 040217 05771405
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000442              459.08

HAWAIIAN AIRLINES INC                                            Page 5 of 20
February 29, 2004                                                 0001-042424

     Date       Description                                         Additions
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              440.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000461              437.81
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             423.28
                  ALA MOANA TICKET TELECHECK 040217 05712517
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000451              422.96
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              420.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              412.26
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000451              398.13
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              379.80
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000451              363.80
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000451              356.41
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             344.00
                  KAHULUI PAX NO 4 TELECHECK 040217 05771405
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              331.57
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              322.56
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              312.00
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             306.40
                  KAUAI PASSENGER TELECHECK 040217 05764731
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              288.62
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000451              282.60
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000452              277.27
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000432              261.33
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             249.52
                  HILO PASSENGER 4 TELECHECK 040217 05781604
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             245.00
                  KAUAI PASSENGER TELECHECK 040217 05771405
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000432              235.13
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             215.20
                  KAHULUI PAX NO 4 TELECHECK 040217 05771405
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              215.00
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             203.20
                  KAUAI PASSENGER TELECHECK 040217 05764731
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             177.20
                  HILO SALES 636 TELECHECK 040217 05781608
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000452              151.45
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             139.06
                  KAHULUI PAX NO 4 TELECHECK 040217 05771405
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             139.00
                  AIRLINES REPORTI PAYABLES 021304 0173
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000452              134.09
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000461              131.66
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000452              129.00
     -------------------------------------------------------------------------
     02-17      Customer Deposit              00000000444              122.53
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              107.60
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              105.00
     -------------------------------------------------------------------------
     02-17      ACH Credit                                             100.00
                  HILO PASSENGER 4 TELECHECK 040217 05781604
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              100.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424              100.00
     -------------------------------------------------------------------------
     02-17      Customer Deposit              00000000445               90.02
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000451               76.60

HAWAIIAN AIRLINES INC                                             Page 6 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                          Additions
     -------------------------------------------------------------------------
     02-17      Customer Deposit              00000000444               71.84
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424               69.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424               68.38
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424               65.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424               64.98
     -------------------------------------------------------------------------
     02-17      Customer Deposit              00000000445               55.01
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000442               52.10
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424               50.00
     -------------------------------------------------------------------------
     02-17      Customer Deposit              00000000444               42.52
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000461               38.02
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424               35.00
     -------------------------------------------------------------------------
     02-17      ACH Credit                                              25.00
                  HILO PASSENGER 4 TELECHECK 040217 05781604
     -------------------------------------------------------------------------
     02-17      Customer Deposit              00000000445               25.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424               25.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424               25.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424               25.00
     -------------------------------------------------------------------------
     02-17      Customer Deposit              00000000444               20.01
     -------------------------------------------------------------------------
     02-17      Customer Deposit              00000000445               10.00
     -------------------------------------------------------------------------
     02-17      ACH Credit                                               8.04
                  HONOLULU STN FRT TELECHECK 040217 05712511
     -------------------------------------------------------------------------
     02-17      Customer Deposit              00000000445                5.00
     -------------------------------------------------------------------------
     02-17      Deposit Non Teller            00000000424                3.18
     -------------------------------------------------------------------------
     02-18      Automatic Transfer                                  46,566.02
                  TRANSFER FROM CONCENTRATION ACCOUNT
                  0034036160
     -------------------------------------------------------------------------
     02-18      Wire Transfer Credit                             2,773,668.65
                  BOH FUNDS TRANSFER 021804 040218000280702
                  ARC 173
     -------------------------------------------------------------------------
     02-18      Wire Transfer Credit                               947,404.93
                  BOH FUNDS TRANSFER 021804 040218000713702
                  000002224
     -------------------------------------------------------------------------
     02-18      Wire Transfer Credit                               394,834.92
                  BOH FUNDS TRANSFER 021804 040218000066702
                  000002224
     -------------------------------------------------------------------------
     02-18      ACH Credit                                         131,408.06
                  DISCOVER BUS SVC SETTLEMENT 040217 601101601001736
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000335          112,356.18
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000681           11,552.05
     -------------------------------------------------------------------------
     02-18      Customer Deposit              00000000636            8,376.31
     -------------------------------------------------------------------------
     02-18      Customer Deposit              00000000636            6,486.44
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000655            5,363.00
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000432            4,077.70
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424            3,684.82
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424            3,040.00
     -------------------------------------------------------------------------
     02-18      Customer Deposit              00000000636            2,968.93
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000441            2,689.80
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000461            2,640.12
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000461            2,216.10
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000679            2,130.84
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424            2,021.00
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000461            1,732.81
     -------------------------------------------------------------------------

HAWAIIAN AIRLINES INC                                             Page 7 of 20
February 29, 2004                                                  0001-042424

    Date        Description                                          Additions
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424            1,611.62
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424            1,592.04
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424            1,590.10
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000422            1,549.65
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000461            1,503.26
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424            1,497.20
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424            1,440.35
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000452            1,087.95
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424            1,052.10
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000441            1,043.68
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000451              883.80
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000461              877.80
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000461              788.77
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000679              759.81
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000432              746.60
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000681              669.44
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000451              616.37
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000422              614.65
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424              571.56
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000422              550.52
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424              518.65
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000461              466.16
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000441              426.00
     -------------------------------------------------------------------------
     02-18      ACH Credit                                             368.40
                  KAUAI PASSENGER TELECHECK 040217 05764731
     -------------------------------------------------------------------------
     02-18      ACH Credit                                             363.20
                  KONA KEAHOLE STA TELECHECK 040217 05781606
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000422              355.83
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000442              347.66
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000461              326.40
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000422              297.39
     -------------------------------------------------------------------------
     02-18      Customer Deposit              00000000636              269.01
     -------------------------------------------------------------------------
     02-18      ACH Credit                                             250.20
                  HILO PASSENGER 4 TELECHECK 040217 05781604
     -------------------------------------------------------------------------
     02-18      ACH Credit                                             246.78
                  KAHULUI PAX NO 4 TELECHECK 040217 05771405
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424              215.00
     -------------------------------------------------------------------------
     02-18      ACH Credit                                             203.30
                  MOLOKAI STATION TELECHECK 040217 05771408
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000461              169.45
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000461              121.70
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000432              120.87
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000422              117.83
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424              115.00
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424              110.00
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424              102.00
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000681               66.60
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000335               59.00
     -------------------------------------------------------------------------
     02-18      Customer Deposit              00000000444               40.02
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424               31.88
     -------------------------------------------------------------------------

HAWAIIAN AIRLINES INC                                            Page 8 of 20
February 29, 2004                                                 0001-042424

     Date       Description                                         Additions
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000451                15.79
     -------------------------------------------------------------------------
     02-18      Deposit Non Teller            00000000424                 5.00
     -------------------------------------------------------------------------
     02-19      Automatic Transfer                                   38,060.95
                  TRANSFER FROM CONCENTRATION ACCOUNT
                  0034036160
     -------------------------------------------------------------------------
     02-19      Wire Transfer Credit                                969,046.61
                  BOH FUNDS TRANSFER 021904 040218000491702
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000335           387,058.19
     -------------------------------------------------------------------------
     02-19      ACH Credit                                           30,855.97
                  DISCOVER BUS SVC SETTLEMENT 040218 601101601001736
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000336             9,986.29
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424             4,937.00
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424             4,185.81
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000432             3,998.32
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000681             2,601.00
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424             2,564.36
     -------------------------------------------------------------------------
     02-19      ACH Credit                                            2,311.48
                  KONA KEAHOLE STA TELECHECK 040219 05781606
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000432             2,299.80
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000441             2,181.30
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000681             2,153.94
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000451             1,939.50
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000461             1,897.55
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000441             1,413.67
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000679             1,380.70
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424             1,332.58
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000679             1,194.57
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424             1,134.76
     -------------------------------------------------------------------------
     02-19      ACH Credit                                            1,107.10
                  KAUAI PASSENGER TELECHECK 040219 05764731
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000422             1,041.96
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000652             1,038.25
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424             1,011.84
     -------------------------------------------------------------------------
     02-19      ACH Credit                                              963.76
                  ALA MOANA TICKET TELECHECK 040219 05764731
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000462               866.09
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000422               837.25
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000462               771.78
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424               721.22
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424               684.68
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000336               517.81
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424               460.00
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000461               449.82
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000452               403.62
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000442               381.70
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000432               350.10
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000441               325.00
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000336               300.50
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424               290.00
     -------------------------------------------------------------------------
     02-19      ACH Credit                                              275.20
                  HILO PASSENGER 4 TELECHECK 040219 05781604

HAWAIIAN AIRLINES INC                                             Page 9 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                          Additions
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424               260.20
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000336               234.52
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000451               218.20
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424               196.60
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424               165.00
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000681               160.42
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000461               153.00
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424               126.60
     -------------------------------------------------------------------------
     02-19      ACH Credit                                               80.00
                  JCBI HI BKCD DEPST 200402 0001290857
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000461                75.00
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000461                63.02
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000336                53.18
     -------------------------------------------------------------------------
     02-19      ACH Credit                                               47.00
                  HILO SALES 636 TELECHECK 040219 05781608
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424                38.02
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424                30.00
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000424                27.50
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000441                18.00
     -------------------------------------------------------------------------
     02-19      Deposit Non Teller            00000000336                15.00
     -------------------------------------------------------------------------
     02-20      Automatic Transfer                                   36,866.16
                  TRANSFER FROM CONCENTRATION ACCOUNT
                  0034036160
     -------------------------------------------------------------------------
     02-20      Wire Transfer Credit                                959,292.52
                  BOH FUNDS TRANSFER 022004 040220000440702
     -------------------------------------------------------------------------
     02-20      Wire Transfer Credit                                500,000.00
                  BOH FUNDS TRANSFER 022004 040220000066702
                  245TTJ-20276288
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller           00000000335            481,910.23
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller           00000000335            154,261.96
     -------------------------------------------------------------------------
     02-20      Wire Transfer Credit                                 75,000.00
                  BOH FUNDS TRANSFER 022004 040220000302702
     -------------------------------------------------------------------------
     02-20      ACH Credit                                           47,308.81
                  USPS ST. LOUIS CONTRACTS 040220
                  990042880EA0000
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000335            36,529.56
     -------------------------------------------------------------------------
     02-20      Wire Transfer Credit                                 28,545.50
                  BOH FUNDS TRANSFER 022004 040220000094702
                  029-OTT-411410
     -------------------------------------------------------------------------
     02-20      ACH Credit                                           24,905.02
                  DISCOVER BUS SVC SETTLEMENT 040219 601101601001736
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000681            16,921.96
     -------------------------------------------------------------------------
     02-20      ACH Credit                                            9,280.62
                  USPS ST. LOUIS CONTRACTS 040220
                  990042880EA0000
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424             7,055.39
     -------------------------------------------------------------------------
     02-20      Deposit Adjustment            00000000424             5,782.50
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000679             4,734.62
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000441             3,527.58
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424             2,713.74
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000441             2,530.43

HAWAIIAN AIRLINES INC                                            Page 10 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                          Additions
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424             2,197.81
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000432             1,963.27
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424             1,820.86
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424             1,777.22
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000451             1,744.04
     -------------------------------------------------------------------------
     02-20      Customer Deposit              00000000444             1,610.64
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000451             1,251.74
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000335             1,215.24
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000679             1,210.59
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000335               840.32
     -------------------------------------------------------------------------
     02-20      ACH Credit                                              756.00
                  ALA MOANA TICKET TELECHECK 040220 05712517
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000681               715.36
     -------------------------------------------------------------------------
     02-20      ACH Credit                                              691.19
                  KAHULUI PAX NO 4 TELECHECK 040220 05771405
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424               671.40
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424               639.76
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000432               563.83
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424               500.00
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000441               481.00
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424               400.00
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424               375.84
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424               337.80
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424               328.76
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424               243.10
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424               243.00
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000442               236.42
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000681               211.81
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424               195.60
     -------------------------------------------------------------------------
     02-20      ACH Credit                                              172.20
                  KAUAI PASSENGER TELECHECK 040220 05764731
     -------------------------------------------------------------------------
     02-20      Customer Deposit              00000000444               170.89
     -------------------------------------------------------------------------
     02-20      ACH Credit                                              168.00
                  EQUIVA PAYMENTS 040220 02232000151746
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000681               152.28
     -------------------------------------------------------------------------
     02-20      Wire Transfer Credit                                     96.16
                  BOH FUNDS TRANSFER 022004 040220000145702
                  SWF OF 04/02/19
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000432                92.76
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424                84.00
     -------------------------------------------------------------------------
     02-20      ACH Credit                                               79.10
                  HILO SALES 636 TELECHECK 040220 05781608
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424                54.00
     -------------------------------------------------------------------------
     02-20      ACH Credit                                               50.00
                  KONA KEAHOLE STA TELECHECK 040220 05781606
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424                50.00
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000424                50.00
     -------------------------------------------------------------------------
     02-20      ACH Credit                                               25.00
                  HILO PASSENGER 4 TELECHECK 040220 05781604
     -------------------------------------------------------------------------
     02-20      Deposit Non Teller            00000000335                25.00

HAWAIIAN AIRLINES INC                                            Page 11 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                          Additions
     -------------------------------------------------------------------------
     02-20      ACH Credit                                               15.00
                  JCBI HI BKCD DEPST 200402 0001290808
     -------------------------------------------------------------------------
     02-23      Wire Transfer Credit                              2,183,065.95
                  BOH FUNDS TRANSFER 022304 040223000924702
     -------------------------------------------------------------------------
     02-23      ACH Credit                                        1,661,362.67
                  AMERICAN EXPRESS SETTLEMENT 040223 040223000924702
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000336           620,691.66
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000335           186,191.31
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000335           159,541.99
     -------------------------------------------------------------------------
     02-23      Credit Memo                                          79,875.00
     -------------------------------------------------------------------------
     02-23      Wire Transfer Credit                                 58,496.31
                  BOH FUNDS TRANSFER 022304 040223000438702
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000334            48,000.00
     -------------------------------------------------------------------------
     02-23      ACH Credit                                           38,389.45
                  DISCOVER BUS SVC SETTLEMENT 040220 601101601001736
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000335            29,702.29
     -------------------------------------------------------------------------
     02-23      Credit Memo                                          25,000.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000681            24,760.42
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             7,094.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             6,677.06
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             5,976.15
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             5,971.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             5,859.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000681             5,080.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             4,592.80
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             3,475.28
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000441             3,094.60
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             2,995.88
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             2,856.97
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             2,452.07
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000441             2,284.82
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000441             2,257.86
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000432             2,181.35
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             2,141.36
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000336             2,062.37
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000441             1,995.90
     -------------------------------------------------------------------------
     02-23      ACH Credit                                            1,958.00
                  KAUAI PASSENGER TELECHECK 040223 05764731
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000432             1,814.63
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             1,726.93
     -------------------------------------------------------------------------
     02-23      ACH Credit                                            1,655.00
                  HAWAIIAN VAC SEC FEES 022004
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             1,625.28
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000681             1,577.70
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             1,493.02
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000441             1,482.68
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000441             1,383.86
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             1,363.24
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             1,356.44
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000442             1,259.28
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000432             1,205.60

HAWAIIAN AIRLINES INC                                            Page 12 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                          Additions
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424           1,152.98
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424           1,129.86
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000461           1,116.80
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424           1,030.40
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000451             999.53
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000422             983.19
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             928.66
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             922.40
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000679             849.39
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000461             837.01
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000462             819.34
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000461             813.30
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             803.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000422             800.56
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000432             791.71
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000441             765.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000679             737.90
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000336             727.21
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000461             722.47
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000432             715.90
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000441             686.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000679             671.36
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             670.40
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             654.50
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000441             645.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000442             611.82
     -------------------------------------------------------------------------
     02-23      ACH Credit                                            593.82
                  KAHULUI PAX NO 4 TELECHECK 040223 05771405
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             579.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000451             562.25
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000462             538.30
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000451             534.90
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000679             525.72
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000461             515.90
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000432             508.01
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000452             491.19
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             478.24
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000451             461.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000655             450.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             445.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             430.40
     -------------------------------------------------------------------------
     02-23      ACH Credit                                            424.97
                  HONOLULU STN PAX TELECHECK 040223 05712512
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             420.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000462             419.47
     -------------------------------------------------------------------------
     02-23      ACH Credit                                            417.47
                  AIRLINES REPORTI PAYABLES 022004 A173
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             415.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424             400.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000461             370.31
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000681             328.76

HAWAIIAN AIRLINES INC                                            Page 13 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                          Additions
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000452               293.91
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000452               287.11
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000451               280.60
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000432               261.37
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000336               250.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424               250.00
     -------------------------------------------------------------------------
     02-23      ACH Credit                                              212.68
                  ALA MOANA TICKET TELECHECK 040223 05712517
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424               205.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424               200.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424               175.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424               150.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424               150.00
     -------------------------------------------------------------------------
     02-23      ACH Credit                                              143.20
                  KONA KEAHOLE STA TELECHECK 040223 05781606
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424               136.64
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424               136.64
     -------------------------------------------------------------------------
     02-23      Customer Deposit              00000000444               120.03
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424               120.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424               107.60
     -------------------------------------------------------------------------
     02-23      ACH Credit                                              101.60
                  HILO PASSENGER 4 TELECHECK 040223 05781604
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000655               100.00
     -------------------------------------------------------------------------
     02-23      Customer Deposit              00000000445                87.24
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424                80.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424                65.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000336                50.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000681                50.00
     -------------------------------------------------------------------------
     02-23      Customer Deposit              00000000445                45.01
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424                40.00
     -------------------------------------------------------------------------
     02-23      ACH Credit                                               33.44
                  HILO SALES 636 TELECHECK 040223 05781608
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424                25.50
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424                25.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424                25.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424                25.00
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000461                25.00
     -------------------------------------------------------------------------
     02-23      Customer Deposit              00000000444                22.51
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424                15.93
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424                15.00
     -------------------------------------------------------------------------
     02-23      Customer Deposit              00000000444                 7.92
     -------------------------------------------------------------------------
     02-23      Customer Deposit              00000000445                 7.74
     -------------------------------------------------------------------------
     02-23      Customer Deposit              00000000445                 5.00
     -------------------------------------------------------------------------
     02-23      Customer Deposit              00000000445                 2.50
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000424                 2.50
     -------------------------------------------------------------------------
     02-23      Deposit Non Teller            00000000461                 2.50
     -------------------------------------------------------------------------
     02-24      Wire Transfer Credit                                755,430.29
                  BOH FUNDS TRANSFER 022404 040224000629702
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000335           133,273.77
     -------------------------------------------------------------------------
     02-24      ACH Credit                                           39,367.19
                  DISCOVER BUS SVC SETTLEMENT 040221 601101601001738

HAWAIIAN AIRLINES INC                                           Page 14 of 20
February 29, 2004                                                 0001-042424

     Date       Description                                         Additions
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000335           31,055.77
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000681           10,923.00
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000681            6,550.00
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424            6,257.35
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000655            4,426.00
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424            4,189.00
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000681            4,138.60
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424            4,054.08
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000422            3,168.48
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000441            2,784.22
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424            2,774.60
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000335            2,692.58
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000655            2,563.00
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000432            2,398.00
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424            1,662.96
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000441            1,579.58
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424            1,528.87
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000422            1,300.68
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000432            1,179.20
     -------------------------------------------------------------------------
     02-24      ACH Credit                                           1,141.35
                  HILO PASSENGER 4 TELECHECK 040224 05781604
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000681            1,126.92
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000679            1,105.30
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000461            1,059.60
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424              971.62
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424              911.00
     -------------------------------------------------------------------------
     02-24      ACH Credit                                             862.89
                  ALA MOANA TICKET TELECHECK 040224 05712517
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000679              850.90
     -------------------------------------------------------------------------
     02-24      ACH Credit                                             813.88
                  KAUAI PASSENGER TELECHECK 040224 05764731
     -------------------------------------------------------------------------
     02-24      ACH Credit                                             666.60
                  KAHULUI PAX NO 4 TELECHECK 040224 05771405
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000335              650.80
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424              644.40
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000441              590.00
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000462              523.41
     -------------------------------------------------------------------------
     02-24      ACH Credit                                             507.13
                  KAUAI PASSENGER TELECHECK 040224 05764731
     -------------------------------------------------------------------------
     02-24      ACH Credit                                             465.62
                  ALA MOANA TICKET TELECHECK 040224 05712517
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000451              445.30
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000432              352.22
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000451              278.40
     -------------------------------------------------------------------------
     02-24      ACH Credit                                             265.20
                  KAHULUI PAX NO 4 TELECHECK 040224 05771405
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424              245.00
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424              218.20
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000442              213.62
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000452              179.75

HAWAIIAN AIRLINES INC                                           Page 15 of 20
February 29, 2004                                                 0001-042424

     Date       Description                                         Additions
     -------------------------------------------------------------------------
     02-24      ACH Credit                                             151.60
                  KONA KEAHOLE STA TELECHECK 040224 05781606
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424               140.00
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000681               136.64
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000679               135.10
     -------------------------------------------------------------------------
     02-23      ACH Credit                                              133.20
                  KAHULUI PAX NO 4 TELECHECK 040224 05771405
     -------------------------------------------------------------------------
     02-24      ACH Credit                                              100.00
                  KONA KEAHOLE STA TELECHECK 040224 05781606
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424               100.00
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424                84.00
     -------------------------------------------------------------------------
     02-24      ACH Credit                                               76.60
                  HILO SALES 636 TELECHECK 040224 05781608
     -------------------------------------------------------------------------
     02-24      ACH Credit                                               50.00
                  KAUAI PASSENGER TELECHECK 040224 05764731
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424                40.00
     -------------------------------------------------------------------------
     02-24      ACH Credit                                               27.00
                  HILO PASSENGER 4 TELECHECK 040224 05781604
     -------------------------------------------------------------------------
     02-24      Deposit Adjustment            00000000655                26.00
     -------------------------------------------------------------------------
     02-24      ACH Credit                                               25.00
                  HILO PASSENGER 4 TELECHECK 040224 05781604
     -------------------------------------------------------------------------
     02-24      Deposit Non Teller            00000000424                25.00
     -------------------------------------------------------------------------
     02-25      Automatic Transfer                                   58,578.37
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0034038160
     -------------------------------------------------------------------------
     02-25      Wire Transfer Credit                              2,815,545.79
                  BOH FUNDS TRANSFER 022504 040225000502702
     -------------------------------------------------------------------------
     02-25      Wire Transfer Credit                                741,573.53
                  BOH FUNDS TRANSFER 022504 040225000547702
     -------------------------------------------------------------------------
     02-25      Wire Transfer Credit                                495,270.99
                  BOH FUNDS TRANSFER 022504 040225000076702
                  000002244
     -------------------------------------------------------------------------
     02-25      ACH Credit                                          104,729.07
                  DISCOVER BUS SVC SETTLEMENT 040224 601101601001736
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000335            49,560.25
     -------------------------------------------------------------------------
     02-25      Wire Transfer Credit                                 46,570.42
                  BOH FUNDS TRANSFER 022504 040225000339702
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000335            39,541.36
     -------------------------------------------------------------------------
     02-25      Wire Transfer Credit                                 28,000.00
                  BOH FUNDS TRANSFER 022504 040225000505702
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000681            12,307.20
     -------------------------------------------------------------------------
     02-25      Wire Transfer Credit                                 12,139.59
                  BOH FUNDS TRANSFER 022504 040225000176702
                  04022500010011
     -------------------------------------------------------------------------
     02-25      Customer Deposit              00000000636             8,009.96
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000681             5,543.14
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000681             3,761.00
     -------------------------------------------------------------------------
     02-25      Customer Deposit              00000000681             3,084.33
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000681             2,739.80
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000681             2,435.76

HAWAIIAN AIRLINES INC                                            Page 16 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                         Additions
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000461            2,432.66
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424            2,429.36
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000441            2,000.22
     -------------------------------------------------------------------------
     02-25      Customer Deposit              00000000636            1,766.86
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424            1,578.02
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424            1,527.84
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000432            1,362.81
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000655            1,350.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000451            1,341.72
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000679            1,312.28
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000681            1,160.00
     -------------------------------------------------------------------------
     02-25      Customer Deposit              00000000636            1,057.40
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000452            1,051.20
     -------------------------------------------------------------------------
     02-25      Customer Deposit              00000000636            1,013.73
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000422            1,009.92
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424              971.97
     -------------------------------------------------------------------------
     02-25      ACH Credit                                             833.04
                  ALA MOANA TICKET TELECHECK 040225 05712517
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000336              832.99
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000461              801.60
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000679              798.70
     -------------------------------------------------------------------------
     02-25      ACH Credit                                             780.32
                  JCBI HI BKCD DEPST 200402 0001464047
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000461              702.53
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424              586.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000432              553.30
     -------------------------------------------------------------------------
     02-25      ACH Credit                                             525.50
                  EQUIVA PAYMENTS 040225 02232000152020
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424              500.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424              470.28
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000679              416.40
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000422              402.20
     -------------------------------------------------------------------------
     02-25      ACH Credit                                             368.30
                 HILO PASSENGER 4 TELECHECK 040225 05781604
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424              367.30
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000441              367.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000679              338.63
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000422              338.28
     -------------------------------------------------------------------------
     02-25      ACH Credit                                             303.20
                  KAUAI PASSENGER TELECHECK 040225 05764731
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000681              291.24
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424              285.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000451              284.40
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424              280.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000681              231.20
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424              230.60
     -------------------------------------------------------------------------
     02-25      ACH Credit                                             219.58
                  HILO SALES 636 TELECHECK 040225 05781608
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000461              212.24
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424              126.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000432              100.00

HAWAIIAN AIRLINES INC                                            Page 17 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                          Additions
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424               100.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000336                80.76
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000432                74.47
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424                30.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000336                29.97
     -------------------------------------------------------------------------
     02-24      ACH Credit                                               25.00
                  KAHULUI PAX NO 4 TELECHECK 040225 05771405
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424                25.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424                15.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000336                15.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000336                15.00
     -------------------------------------------------------------------------
     02-25      Deposit Non Teller            00000000424                 2.50
     -------------------------------------------------------------------------
     02-26      Automatic Transfer                                   82,029.20
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0034036160
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000335         1,500,000.00
     -------------------------------------------------------------------------
     02-26      Wire Transfer Credit                                795,738.67
                  BOH FUNDS TRANSFER 022604 040226000291702
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000335            57,658.79
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000335            40,910.42
     -------------------------------------------------------------------------
     02-25      ACH Credit                                           21,936.20
                  DISCOVER BUS SVC SETTLEMENT 040225 6011016010017
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000336            19,073.11
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000432            11,279.69
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000681             6,835.50
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000441             4,430.85
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424             4,365.00
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424             3,610.02
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000432             2,096.56
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000679             2,008.22
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000441             1,859.48
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000442             1,711.91
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000461             1,689.82
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000681             1,484.64
     -------------------------------------------------------------------------
     02-26      ACH Credit                                            1,380.78
                  ALA MOANA TICKET TELECHECK 040226 05712517
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424             1,279.42
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424             1,193.85
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424             1,126.77
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000422               922.90
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424               901.90
     -------------------------------------------------------------------------
     02-26      ACH Credit                                              767.30
                  KAHULUI PAX NO 4 TELECHECK 040226 05771405
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000422               695.10
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424               654.30
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424               618.46
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000681               613.48
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000441               600.00
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000461               599.00
     -------------------------------------------------------------------------
     02-26      ACH Credit                                              525.20
                  KONA KEAHOLE STA TELECHECK 040226 05781606

HAWAIIAN AIRLINES INC                                            Page 18 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                          Additions
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424               479.92
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000462               433.70
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000451               427.70
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424               380.20
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000442               372.16
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424               362.26
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000451               303.10
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424               255.00
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424               195.00
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000461               189.06
     -------------------------------------------------------------------------
     02-26      ACH Credit                                              186.60
                  HILO PASSENGER 4 TELECHECK 040226 05781604
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000679               184.20
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000681               174.94
     -------------------------------------------------------------------------
     02-25      ACH Credit                                              171.00
                  DISCOVER BUS SVC SETTLEMENT 040226 601101601001736
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424               159.00
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424               152.08
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424               130.01
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000432               112.02
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000679               105.00
     -------------------------------------------------------------------------
     02-26      ACH Credit                                              101.60
                  KAUAI PASSENGER TELECHECK 040226 05764731
     -------------------------------------------------------------------------
     02-26      Customer Deposit              00000000444                82.86
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424                50.00
     -------------------------------------------------------------------------
     02-26      Customer Deposit              00000000444                38.02
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000424                25.00
     -------------------------------------------------------------------------
     02-26      Deposit Non Teller            00000000452                11.82
     -------------------------------------------------------------------------
     02-27      Automatic Transfer                                   45,718.76
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0034036160
     -------------------------------------------------------------------------
     02-27      Wire Transfer Credit                                876,566.46
                  BOH FUNDS TRANSFER 022704 040227000520702
     -------------------------------------------------------------------------
     02-27      Wire Transfer Credit                                 44,023.82
                  BOH FUNDS TRANSFER 022704 040226002205702
                0104 000677476
     -------------------------------------------------------------------------
     02-27      Wire Transfer Credit                                 40,000.00
                  BOH FUNDS TRANSFER 022704 040227001164702
     -------------------------------------------------------------------------
     02-27      ACH Credit                                           30,681.64
                  DISCOVER BUS SVC SETTLEMENT 040226 601101601001736
     -------------------------------------------------------------------------
     02-27      ACH Credit                                           27,953.89
                  USPS ST. LOUIS CONTRACTS 040227
                  990042880EA0000
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000335            21,831.94
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000335            21,681.78
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000681            19,611.20
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000681            10,167.60
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000681             9,012.50
     -------------------------------------------------------------------------
     02-27      ACH Credit                                            5,042.55
                  USPS ST. LOUIS CONTRACTS 040227
                  990042880EA0000

HAWAIIAN AIRLINES INC                                            Page 19 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                         Additions
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424            4,824.41
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424            4,655.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000679            4,490.71
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424            2,415.82
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424            2,304.02
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000441            2,298.06
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000461            1,540.20
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424            1,324.30
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000679            1,321.92
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424            1,124.38
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424            1,042.07
     -------------------------------------------------------------------------
     02-27      ACH Credit                                             991.00
                  KAHULUI PAX NO 4 TELECHECK 040227 05771405
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000432              960.60
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000681              935.72
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000441              867.64
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000422              766.88
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000441              723.00
     -------------------------------------------------------------------------
     02-27      Wire Transfer Credit                                   691.54
                  BOH FUNDS TRANSFER 022704 040226002300702
                  MP21285340470018
     -------------------------------------------------------------------------
     02-27      ACH Credit                                             559.88
                  JCBI HI BKCD DEPST 200402 0001484047
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000432              559.25
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424              554.98
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424              511.42
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424              500.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000422              392.57
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000461              359.34
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424              340.00
     -------------------------------------------------------------------------
     02-27      ACH Credit                                             337.80
                  HILO PASSENGER 4 TELECHECK 040227 05781604
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424              302.20
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000442              284.19
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424              265.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424              250.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424              250.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000432              232.43
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000631              200.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424              143.86
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424              110.60
     -------------------------------------------------------------------------
     02-27      ACH Credit                                             100.00
                  ALA MOANA TICKET TELECHECK 040227 05712517
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424               97.20
     -------------------------------------------------------------------------
     02-27      ACH Credit                                              30.35
                  KONA KEAHOLE STA TELECHECK 040227 05781606
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000336               30.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000336               30.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000335               27.31
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000462               25.50

HAWAIIAN AIRLINES INC                                            Page 20 of 20
February 29, 2004                                                  0001-042424

     Date       Description                                         Additions
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424               25.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000424               25.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000336               15.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000336               15.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000336               15.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000336               15.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000336               15.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000336               15.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000336               15.00
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000335                7.19
     -------------------------------------------------------------------------
     02-27      Deposit Non Teller            00000000681                0.19


DAILY BALANCES
     Date      Amount        Date         Amount       Date        Amount
     ----------------        -------------------       ------------------
     02-15       0.00        02-20          0.00       02-26         0.00
     ----------------        -------------------       ------------------
     02-17       0.00        02-23          0.00       02-27         0.00
     ----------------        -------------------       ------------------
     02-18       0.00        02-24          0.00
     ----------------        -------------------
     02-19       0.00        02-25          0.00
     ----------------        -------------------